                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                                File No. 2-37707
                                                               File No. 811-2071


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

     Pre-Effective Amendment No.______                           [ ]

     Post-Effective Amendment No.   64                           [X]
                                  ------
                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

     Amendment No.   64
                   ------


                           DELAWARE GROUP INCOME FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 One Commerce Square, Philadelphia, Pennsylvania        19103
--------------------------------------------------------------------------------
                     (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918
                                                                  --------------

    Richelle S. Maestro, Esquire, One Commerce Square, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          September 28, 2001
                                                              ------------------

It is proposed that this filing will become effective:

    ___ immediately upon filing pursuant to paragraph (b)
    _X_ on September 28, 2001 pursuant to paragraph (b)
    ___ 60 days after filing pursuant to paragraph (a)(1)
    ___ on (date) pursuant to paragraph (a)(1)
    ___ 75 days after filing pursuant to paragraph (a)(2)
    ___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

    ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 64 to Registration File No. 2-37707 includes the following:


1.  Facing Page

2.  Contents Page

3.  Part A - Prospectuses

4.  Part B - Statement of Additional Information

5.  Part C - Other Information

6.  Signatures

7.  Exhibits

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




Delaware
Corporate Bond
Fund

Delaware Extended
Duration Bond
Fund

Class A o Class B o Class C


Prospectus September 28, 2001


(Current Income Artwork)

Current Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents


 .................................................................
Fund profiles                                              page 2
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund                            2
 .................................................................
How we manage the Funds                                    page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Funds                             7
 .................................................................
Who manages the Funds                                      page 8
Investment manager                                              8
Portfolio manager                                               8
Who's who?                                                      9
 .................................................................
About your account                                        page 10
Investing in the Funds                                         10
   Choosing a share class                                      10
How to reduce your sales charge                                12
How to buy shares                                              13
Retirement plans                                               14
How to redeem shares                                           15
Account minimums                                               16
Special services                                               17
Dividends, distributions and taxes                             19
Certain management considerations                              19
 .................................................................
Financial highlights                                      page 20

Profile: Delaware Corporate Bond Fund and
         Delaware Extended Duration Bond Fund

What are the Funds' goals?

  Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund                    What are the Funds' main investment strategies? We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment grade credit ratings
  o  Investors with medium                       from a nationally recognized statistical ratings organization (NRSRO). The bonds
     or long-range goals.                        we select for the portfolio are typically rated BBB and above by Standard &
                                                 Poor's or Baa and above by Moody's Investors Service, Inc. We may also invest in
  o  Investors looking for a bond                unrated bonds, if we believe their credit quality is comparable to those that
     investment to help balance their            have investment grade ratings.
     investments in stocks or more
     aggressive securities.                      The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the
  o  Investors who are looking for an            bonds in each Fund's portfolio. Duration measures a bond's sensitivity to
     income investment that can provide          interest rates by indicating the approximate change in a bond or bond fund's
     total return opportunities through          price given a 1% change in interest rates. We generally keep Delaware Corporate
     the automatic reinvestment of income        Bond Fund's duration between four and seven years. This is a more conservative
     dividends.                                  strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration between eight and eleven years.
Who should not invest in the Fund
                                                 What are the main risks of investing in the Funds? Investing in any mutual fund
  o  Investors with very short-term              involves risk, including the risk that you may lose part or all of the money you
     financial goals.                            invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities in the Funds' portfolio.
  o  Investors who are unwilling to              These Funds will be affected by changes in bond prices, particularly as a result
     accept share prices that may                of changes in interest rates. They may also be affected by economic conditions
     fluctuate, sometimes significantly,         which may hinder a company's ability to make interest and principal payments on
     over the short term.                        its debt.

  o  Investors seeking long-term growth          For a more complete discussion of risk, please see "The risks of investing in
     of capital.                                 the Funds" on page 7.

 You should keep in mind that an investment      An investment in the Funds is not a deposit of any bank and is not insured or
 in either Fund is not a complete                guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other
 investment program; it should be                government agency.
 considered just one part of your total
 financial plan. Be sure to discuss these
 Funds with your financial adviser to
 determine whether they are an appropriate
 choice for you.

How has the Funds performed?
-----------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the                    Year-by-year total return (Class A)
Funds. We show returns for the Funds' Class A shares for the past two calendar
years, as well as average annual returns of all shares for the one-year and         -2.02%   5.34%             -5.57%    6.39%
lifetime periods. A Fund's past performance does not necessarily indicate how it    ------   -----             ------    -----
will perform in the future. The returns reflect expense limitations. The returns     1999    2000               1999     2000
would be lower without the limitations.                                           Delaware Corporate      Delaware Extended Duration
                                                                                      Bond Fund                    Bond Fund
As of June 30, 2001, the Delaware Corporate Bond Fund's Class A shares had a calendar year-to-date return of 6.09%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 2.50% for the quarter ended
December 31, 2000 and its lowest quarterly return was -1.97% for the quarter ended June 30, 1999.

As of June 30, 2001, the Delaware Extended Duration Bond Fund's Class A shares had a calendar year-to-date return of 6.99%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 3.36% for the quarter ended December 31, 2000 and its lowest quarterly return was -3.07% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.

How have the Funds performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

CLASS                                                                            A                        B                        C
                                                                                             (if redeemed)*           (if redeemed)*
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                                                               (Inception 9/15/98)      (Inception 9/15/98)      (Inception 9/15/98)
                                                               1 year     Lifetime      1 year     Lifetime      1 year     Lifetime
Delaware Corporate Bond Fund                                    0.33%       0.59%        0.66%       0.82%        3.60%       2.02%
Lehman Brothers U.S. Credit Index                               9.39%       4.77%        9.39%       4.77%        9.39%       4.77%
Delaware Extended Duration Bond Fund                            1.32%      (0.57%)       1.64%      (0.38%)       4.61%       0.85%
Lehman Brothers Long U.S. Credit Index                          9.21%       3.12%        9.21%       3.12%        9.21%       3.12%

 The table above shows returns compared to the performance of the Lehman Brothers U.S. Credit Index and the Lehman Brothers Long
 U.S. Credit Index. You should remember that unlike the Funds, the indexes are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

*If shares were not redeemed, the returns for Delaware Corporate Bond Fund's Class B would be 4.58% and 2.01% for the one-year and lifetime periods, respectively. Returns for Class C would be 4.59% and 2.02% for the one-year and lifetime periods, respectively.
 The returns for the Delaware Extended Duration Bond Fund's Class B would be 5.59% and 0.79% for the one-year and lifetime periods, respectively. Returns for Class C would be 5.60% and 0.85% for the one-year and lifetime periods, respectively.

What are the Funds' fees and expenses?            CLASS                                                  A          B           C
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Sales charges are fees paid directly from your    Maximum sales charge (load) imposed on
investments when you buy or sell shares of           purchases as a percentage of offering price     4.75%       none        none
each Fund.                                        Maximum contingent deferred sales charge (load)
                                                     as a percentage of original purchase price or
                                                     redemption price, whichever is lower             none(1)      4%(2)       1%(3)
                                                  Maximum sales charge (load) imposed on
                                                     reinvested dividends                             none       none        none
                                                  Redemption fees                                     none       none        none


                                                                                 Delaware Corporate               Delaware Extended
                                                                                          Bond Fund              Duration Bond Fund

                               CLASS                                        A           B         C         A           B         C
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating          Management fees                          0.50%       0.50%     0.50%     0.55%       0.55%     0.55%
expenses are deducted from     Distribution and service (12b-1) fees    0.25%(4)    1.00%     1.00%     0.25%(4)    1.00%     1.00%
the Fund's assets.             Other expenses                           0.45%       0.45%     0.45%     0.46%       0.46%     0.46%
                               Total annual fund operating expenses     1.20%       1.95%     1.95%     1.26%       2.01%     2.01%
                               Fee waivers and payments(5)             (0.40%)     (0.40%)   (0.40%)   (0.46%)     (0.46%)   (0.46%)
                               Net expenses                             0.80%       1.55%     1.55%     0.80%       1.55%     1.55%

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                         Delaware Corporate Bond Fund                          Delaware Extended Duration Bond Fund

CLASS(7)          A           B            B           C            C           A            B           B           C            C
                               (if redeemed)            (if redeemed)                        (if redeemed)            (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
1 year         $553        $158         $558        $158         $258        $553         $158        $558        $158         $258
3 years        $800        $574         $874        $574         $574        $812         $586        $886        $586         $586
5 years      $1,067      $1,015       $1,215      $1,015       $1,015      $1,092       $1,040      $1,240      $1,040       $1,040
10 years     $1,827      $2,048       $2,048      $2,243       $2,243      $1,887       $2,107      $2,107      $2,301       $2,301

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within the first two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of
    4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0%
    thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Payments under the Class A 12b-1 plan may not exceed 0.30% of average daily net assets. However, the Board of Trustees set the
    12b-1 plan expenses for the Fund's Class A shares at 0.25%.
(5) The investment manager has contracted to waive fees and pay expenses through September 30, 2002 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with the expense waivers for the one-year contracted period and the total operating expenses without expense waivers for years two through ten.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.


How we manage the Funds

    Our investment strategies                                       Choosing Between Delaware Corporate
                                                                    Bond Fund and Delaware Extended
    We analyze economic and market conditions, seeking to           Duration Bond Fund
    identify the securities or market sectors that we think
    are the best investments for the Funds. Following are           We manage both Delaware Corporate Bond Fund and Delaware
    descriptions of how the portfolio manager pursues the           Extended Duration Bond Fund using the same fundamental
    Funds' investment goals.                                        strategy. The main difference between the two Funds is in
                                                                    their return potential and the corresponding risk associated
We take a disciplined approach to investing, combining              with each Fund. Delaware Corporate Bond Fund is the more
investment strategies and risk management techniques                conservative of the two Funds and might be appropriate for
that can help shareholders meet their goals.                        investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond
    The Funds strive to provide shareholders with total             Fund's duration between four and seven years. Delaware
    return through a combination of income and capital              Extended Duration Bond Fund will typically have a duration
    appreciation from the bonds in their portfolios. We             between eight and 11 years. This longer duration gives
    invest primarily in corporate bonds, with a strong              Delaware Extended Duration Bond Fund greater income
    emphasis on those that are rated in the four highest            potential as well as greater appreciation potential when
    credit categories by an NRSRO. We may also invest in            interest rates decline.
    high-yielding, lower quality corporate bonds (also
    called "junk bonds"). These may involve greater risk            Each Fund's investment objective is non-fundamental. This
    because the companies issuing the bonds have lower              means that the Board of Trustees may change a Fund's
    credit ratings and may have difficulty making interest          objective without obtaining shareholder approval. If an
    and principal payments.                                         objective were changed, we would notify shareholders before the change in the objective became effective.
    In selecting bonds we conduct a careful analysis of
    economic factors, industry-related information and the
    underlying financial stability of the company issuing
    the bond.







How to use
this glossary

This glossary includes
definitions of investment
terms, many of which are     Glossary A-C  Amortized cost                                              Average maturity
used throughout the                        ------------------------------------------------------------------------------------
Prospectus. If you would                   Amortized cost is a method used to value a fixed-income     An average of when
like to know the meaning                   security that starts with the face value of the security    the individual bonds
of an investment term                      and then adds or subtracts from that value depending on     and other debt
that is not explained in                   whether the purchase price was greater or less than the     securities held in a
the text please check the                  value of the security at maturity. The amount greater       portfolio will mature.
glossary.                                  or less than the par value is divided equally over the
                                           time remaining until maturity.


The securities we       Fixed-income securities generally offer the potential for greater income payments than stocks, and also may
typically invest in     provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                         How we use them
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                    -------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a       We will invest at least 65% of each Fund's assets in investment grade corporate
corporation.                                        bonds.

Debt securities within the top three categories
comprise what are known as high-grade bonds and
are regarded as having a strong ability to pay
principal and interest. Securities in the fourth
category are known as medium-grade bonds and are
regarded as having an adequate capacity to pay
principal and interest but with greater
vulnerability to adverse economic conditions and
speculative characteristics.
-----------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations        Both Funds may invest up to 20% of net assets in high-yield corporate bonds.
issued by a corporation and rated lower than
investment grade by an NRSRO such as S&P or         We carefully evaluate an individual company's financial situation, its
Moody's. High-yield bonds are higher risk           management, the prospects for its industry and the technical factors related to
securities issued by corporations that have poor    its bond offering. Our goal is to identify those companies that we believe will
credit quality and may have difficulty repaying     be able to repay their debt obligations in spite of poor ratings. The Funds may
principal and interest.                             invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S.             The Funds may invest in direct U.S. government obligations; however, these
obligations including bills, notes, bonds as well   securities will typically be a smaller percentage of the portfolio because they
as other debt securities issued by the U.S.         generally do not offer as high a level of current income as other fixed-income
Treasury and securities of U.S. government          securities the Funds may invest in.
agencies or instrumentalities.
-----------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero       We may invest in zero coupon bonds and payment-in-kind bonds. We expect
coupon securities are debt obligations which do     payment-in-kind bonds to be a less significant component of our strategy. The not entitle the holder to any periodic payments of  market prices of these bonds are generally more volatile than the market prices
interest prior to maturity or a specified date      of securities that pay interest periodically and are likely to react to changes when the securities begin paying current interest.  in interest rates to a greater degree than interest-paying bonds having similar
Therefore, they are issued and traded at a price    maturities and credit quality. They may have certain tax consequences which,
lower than their face amounts or par value.         under certain conditions, could be adverse to the Funds.
Payment-in-kind bonds pay interest or dividends in
the form of additional bonds or preferred stock.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign corporate and government securities: Debt   Each Fund may invest up to 15% of its net assets in securities of issuers in
obligations issued by a foreign corporation and     foreign countries.
securities issued by foreign governments.
-----------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt         We may invest in commercial paper that is rated P-1 or P-2 by Moody's and/or A-1
obligations with maturities ranging from two to     or A-2 by S&P. We may also invest in unrated commercial paper if we determine
270 days, issued by companies.                      its quality is comparable to these quality ratings.
-----------------------------------------------------------------------------------------------------------------------------------
Short-term debt or money market instruments: Very   Each Fund may hold short-term debt or money market securities pending an short-term debt securities generally considered to  investment in other securities or when the manager feels that it is prudent to
be equivalent to cash.                              do so because of market conditions. All short-term instruments held by the Funds must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds' manager.
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase agreements: An agreement between a       Typically, we use repurchase agreements as a short-term investment for our cash
buyer of securities, such as a Fund, and a seller   position. In order to enter into these repurchase agreements, we must have
of securities in which the seller agrees to buy     collateral of 102% of the repurchase price. A Fund will only enter into the securities back within a specified time at the  repurchase agreements in which the collateral is comprised of U.S. government same price the buyer paid for them, plus an amount  securities.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.

-----------------------------------------------------------------------------------------------------------------------------------



Bond                                                  Bond ratings                                Capital
-----------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,    Independent evaluations of                  The amount of money
municipality or government agency. In return for      creditworthiness, ranging from Aaa/AAA      you invest.
lending money to the issuer, a bond buyer             (highest quality) to D (lowest quality).
generally receives fixed periodic interest            Bonds rated Baa/BBB or better are
payments and repayment of the loan amount on a        considered investment grade. Bonds rated
specified maturity date. A bond's price changes       Ba/BB or lower are commonly known as
prior to maturity and is inversely related to         junk bonds. See also Nationally
current interest rates. When interest rates rise,     recognized statistical ratings
bond prices fall, and when interest rates fall,       organization.
bond prices rise. See Fixed-income securities.

-----------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                         How we use them
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                    -------------------------------------------------------------------------------
Restricted securities: Privately placed securities  We may invest in privately placed securities including those that are eligible
whose resale is restricted under securities law.    for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed a Fund's 15% limit on illiquid securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In    Interest rate swaps may be used to adjust a Fund's sensitivity to interest rates
an interest rate swap, a fund receives payments     by changing its duration. We may also use interest rate swaps to hedge against
from another party based on a floating interest     changes in interest rates. We use index swaps to gain exposure to markets that a
rate in return for making payments based on a       Fund invests in, such as the corporate bond market. We may also use index swaps
fixed interest rate. An interest rate swap can      as substitute for futures, options or forward contracts if such contracts are
also work in reverse, with a fund receiving         not directly available to a Fund on favorable terms.
payments based on a fixed interest rate and making
payments based on a floating interest rate. In an   Interest rate swaps and index swaps will be considered illiquid securities (see
index swap, a fund receives gains and incurs        below).
losses based on the total return of an index, in
exchange for making fixed or floating interest
rate payments to another party.
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have    We may invest up to 15% of total assets in illiquid securities.
a ready market and cannot be easily sold within
seven days at approximately the price that a Fund
has valued them.
-----------------------------------------------------------------------------------------------------------------------------------


The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks, warrants, futures, options and forward contracts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for its use in securities transactions. These transactions, if any, may generate additional income for the Funds.


Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in a Fund being unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defense positions We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary, defensive strategy. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.


Portfolio turnover The Funds intend to engage in active and frequent trading of their portfolio securities and achieve their investment objectives. We anticipate that each Fund will have an annual portfolio turnover of more than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

C-D  Capital appreciation       Capital gains distributions        Commission                      Compounding
     --------------------------------------------------------------------------------------------------------------------------
     An increase in the value   Payments to mutual fund            The fee an investor pays        Earnings on an investment's
     of an investment.          shareholders of profits            to a financial adviser for      previous earnings.
                                (realized gains) from the          investment advice and help
                                sale of a fund's portfolio         in buying or selling mutual
                                securities. Usually paid           funds, stocks, bonds or other
                                once a year; may be either         securities.
                                short-term gains or long-term
                                gains.

6


The risks of investing   Investing in any mutual fund involves risk, including the risk that you may
          in the Funds   receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                         How we strive to manage them
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                    -------------------------------------------------------------------------------
Market risk is the risk that all or a majority of   We maintain a long-term investment approach and focus on high quality individual the securities in a certain market--like the stock  bonds that we believe can provide a steady stream of income regardless of
or bond market--will decline in value because of    interim fluctuations in the bond market. We do not try to predict overall
factors such as economic conditions, future         interest rate movements and generally do not buy and sell securities for
expectations or investor confidence.                short-term purposes.

Index swaps are subject to the same market risks    In evaluating the use of an index swap, we carefully consider how market changes
as the investment market or sector that the index   could affect the swap and how that compares to us investing directly in the
represents. Depending on the actual movements of    market the swap is intended to represent.
the index and how well the portfolio manager
forecasts those movements, a fund could experience
a higher or lower return than anticipated.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities      Interest rate risk is a significant risk for these Funds. In striving to manage will decrease in value if interest rates rise. The  this risk, we monitor economic conditions and the interest rate environment and
risk is greater for bonds with longer maturities    may adjust each Fund's duration or average maturity as a defensive measure
than for those with shorter maturities.             against interest rate risk.

Swaps may be particularly sensitive to interest     A Fund will not invest in swaps with maturities of more than two years. Each rate changes. Depending on the actual movements of  business day we will calculate the amount a Fund must pay for any swaps it holds
interest rates and how well the portfolio manager   and will segregate enough cash or other liquid securities to cover that amount.
anticipates them, a fund could experience a higher
or lower return than anticipated.
-----------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's        We strive to minimize credit risk by investing primarily in higher quality,
issuer (or an entity that insures the bond) will    investment grade corporate bonds.
be unable to make timely payments of interest and
principal.                                          Any portion of the portfolio that is invested in high-yielding, lower quality corporate bonds is subject to greater credit risk. We strive to manage that risk
Investing in so-called "junk" or "high-yield"       through careful bond selection, by limiting the percentage of the portfolio that
bonds entails the risk of principal loss, which     can be invested in lower quality bonds and by maintaining a diversified
may be greater than the risk involved in            portfolio of bonds representing a variety of industries and issuers.
investment grade bonds, particularly in times of
economic declines. High-yield bonds are sometimes   When selecting dealers with whom we would make interest rate or index swap issued by companies whose earnings at the time the  agreements, we focus on those with high quality ratings and do careful credit
bond is issued are less than the projected debt     analysis before investing.
payments on the bonds.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities   We limit the percentage of the portfolio that can be invested in illiquid
cannot be readily sold within seven days at         securities.
approximately the price that a fund has valued
them.
-----------------------------------------------------------------------------------------------------------------------------------



                            Contingent deferred
Consumer Price Index (CPI)  sales charge (CDSC)                   Corporate bond    Depreciation         Diversification
-----------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S.         Fee charged by some mutual funds      A debt security   A decline in an      The process of spreading
inflation; represents the   when shares are redeemed (sold back   issued by a       investment's value.  investments among a number
price of a basket of        to the fund) within a set number      corporation.                           of different securities,
commonly purchased goods.   of years; an alternative method for   See Bond.                              asset classes or investment
                            investors to compensate a financial                                          styles to reduce the risks
                            adviser for advice and service,                                              of investing.
                            rather than an up-front commission.


Who manages the Funds

Investment   The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is
   manager   an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:


                                                                                                   Investment management fees
             ----------------------------------------------------------------------------------------------------------------
                                                                                                            Delaware
                                                                         Delaware                      Extended Duration
                                                                    Corporate Bond Fund                     Bond Fund
             ----------------------------------------------------------------------------------------------------------------
             As a percentage of average daily net assets                   0.10%*                             0.09%*
             ----------------------------------------------------------------------------------------------------------------
             *Reflects a waiver of fees by the manager.



Portfolio    Ryan K. Brist has primary responsibility for making day-to-day investment decisions for the Funds.
manager
             Ryan K. Brist, Vice President/Portfolio Manager, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for
             Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an
             Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.





D-I  Dividend distribution       Duration                        Expense ratio
     -------------------------------------------------------------------------------------------------------------------------
     Payments to mutual          A measurement of a              A mutual fund's total operating expenses, expressed as a
     fund shareholders of        fixed-income investment's       percentage of its total net assets. Operating expenses are
     dividends passed            price volatility. The larger    the costs of running a mutual fund, including management
     along from the fund's       the number, the greater the     fees, offices, staff, equipment and expenses related to
     portfolio of securities.    likely price change for a       maintaining the fund's portfolio of securities and
                                 given change in interest        distributing its shares. They are paid from the fund's
                                 rates.                          assets before any earnings are distributed to shareholders.

8

Who's who?  This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.



                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                             Custodian
Delaware Management Company   ---------------------        The Funds      ------------------   The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
   Portfolio manager                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 8 for details)                ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary distributor       |
                                     Lincoln Financial Distributors, Inc.      |
                                              Two Commerce Square              |
                                             Philadelphia, PA 19103            |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of            Distributor Most mutual funds continuously offer new shares
Trustees which has oversight responsibility for the                  to the public through distributors who are regulated as
management of the fund's business affairs. Trustees                  broker-dealers and are subject to NASD Regulation, Inc.
establish procedures and oversee and review the performance          (NASDR(SM)) rules governing mutual fund sales practices.
of the investment manager, the distributor and others that
perform services for the fund. At least 40% of the Board of          Financial intermediary distributor Pursuant to a contractual
Trustees must be independent of the fund's investment                arrangement with Delaware Distributors, L.P., Lincoln
manager and distributor. For funds (such as Delaware                 Financial Distributors, Inc. (LFD) is primarily responsible
Corporate Bond Fund and Delaware Extended Duration Bond              for promoting the sale of Fund shares through
Fund) that rely on certain exemptive rules created by the            broker/dealers, financial advisers and other financial
SEC, this percentage has been increased to a majority. These         intermediaries.
independent fund trustees, in particular, are advocates for
shareholder interests.                                               Service agent Mutual fund companies employ service agents
                                                                     (sometimes called transfer agents) to maintain records of
Investment manager An investment manager is a company                shareholder accounts, calculate and disburse dividends and
responsible for selecting portfolio investments consistent           capital gains and prepare and mail shareholder statements
with the objective and policies stated in the mutual fund's          and tax information, among other functions. Many service
prospectus. The investment manager places portfolio orders           agents also provide customer service to shareholders.
with broker/dealers and is responsible for obtaining the
best overall execution of those orders. A written contract           Financial advisers Financial advisers provide advice to
between a mutual fund and its investment manager specifies           their clients--analyzing their financial objectives and
the services the manager performs. Most management contracts         recommending appropriate funds or other investments.
provide for the manager to receive an annual fee based on a          Financial advisers are compensated for their services,
percentage of the fund's average daily net assets. The               generally through sales commissions, and through 12b-1
manager is subject to numerous legal restrictions,                   and/or service fees deducted from the fund's assets.
especially regarding transactions between itself and the
funds it advises.                                                    Shareholders Like shareholders of other companies, mutual
                                                                     fund shareholders have specific voting rights, including the
Portfolio managers Portfolio managers are employed by the            right to elect trustees. Material changes in the terms of a
investment manager to make investment decisions for                  fund's management contract must be approved by a shareholder
individual portfolios on a day-to-day basis.                         vote, and funds seeking to change fundamental investment
                                                                     policies must also seek shareholder approval.
Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a
qualified bank custodian who segregates fund securities from other bank assets.


Financial adviser                Fixed-income securities                    Government securities       Inflation
-----------------------------------------------------------------------------------------------------------------------------------
Financial professional (e.g.,    With fixed-income securities, the money    Securities issued by U.S.   The increase in the cost
broker, banker, accountant,      you originally invested is paid back       government or its           of goods and services
planner or insurance agent)      at a pre-specified maturity date. These    agencies. They include      over time. U.S. inflation
who analyzes clients' finances   securities, which include government,      Treasuries as well as       is frequently measured
and prepares personalized        corporate or municipal bonds, as well as   agency-backed securities    by changes in the Consumer
programs to meet objectives.     money market securities, typically pay     such as Fannie Maes.        Price Index (CPI).
                                 a fixed rate of return (often referred
                                 to as interest). See Bond.

About your account

Investing in   You can choose from a number of share classes for each Fund. Because each share class has a different
   the Funds   combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

                 Choosing a share class

Class                       o   Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the
  A                             shares. The offering price for Class A shares includes the front-end sales charge.

                            o   If you invest $100,000 or more, your front-end sales charge will be reduced.

                            o   You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the
                                Statement of Additional Information.

                            o   Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently 0.25%)
                                of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

                            o   Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

                         -----------------------------------------------------------------------------------------------------------
Class A sales charges                                   Sales charge as %         Sales charge as %          Dealer's commission as
                           Amount of purchase           of offering price        of amount invested           % of offering price
                         -----------------------------------------------------------------------------------------------------------
                           Less than $100,000                 4.75%                      4.99%                         4.00%

                             $100,000 but
                            under $250,000                    3.75%                      3.90%                         2.00%

                             $250,000 but
                            under $500,000                    2.50%                      2.56%                         1.00%

                             $500,000 but
                           under $1 million                   2.00%                      2.04%                         1.60%
                         -----------------------------------------------------------------------------------------------------------
                         As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
                         -----------------------------------------------------------------------------------------------------------
                                                        Sales charge as %         Sales charge as %          Dealer's commission as
                             Amount of purchase         of offering price        of amount invested           % of offering price
                         -----------------------------------------------------------------------------------------------------------
                         $1 million up to $5 million           none                      none                          1.00%

                               Next $20 million
                              up to $25 million                none                      none                          0.50%

                           Amount over $25 million             none                      none                          0.25%
                         -----------------------------------------------------------------------------------------------------------


                            Lehman Brothers Long U.S.               Lehman Brothers U.S.
I-N  Investment goal        Credit Index                            Credit Index                 Management fee
------------------------------------------------------------------------------------------------------------------------------------
The objective, such as      A total return index of all publicly    An index based on all        The amount paid by a
long-term capital growth    issued, fixed-rate, non-convertible     publicly issued              mutual fund to the
or high current income,     investment grade domestic corporate     intermediate fixed-rate,     investment adviser for
that a mutual fund          bonds and Yankee issues. All bonds      non-convertible investment   management services,
pursues.                    have maturities of at least 10 years    grade domestic corporate     expressed as an annual
                            or more.                                bonds and Yankee issues.     percentage of the fund's
                                                                                                 average daily net assets.

Class   o   Class B shares have no up-front sales charge, so the full amount
  B         of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

        o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

        o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

        o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

        o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

        o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

        o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class   o   Class C shares have no up-front sales charge, so the full amount
  C         of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

        o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

        o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

        o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

        o Unlike Class B shares, Class C shares do not automatically convert into another class.

        o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

        Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                    NASD Regulation, Inc.      Nationally recognized statistical ratings
Market capitalization          Maturity             (NASDR(SM))                organization (NRSRO)
------------------------------------------------------------------------------------------------------------------------------------
The value of a corporation     The length of        The independent            A company that assesses the credit quality
determined by multiplying      time until a bond    subsidiary of the          of bonds, commercial paper, preferred
the current market price of    issuer must repay    National Association       and common stocks and municipal short-term
a share of common stock by     the underlying       of Securities Dealers,     issues, rating the probability that the
the number of shares held by   loan principal to    Inc. responsible for       issuer of the debt will meet the scheduled
shareholders. A corporation    bondholders.         regulating the             interest payments and repay the principal.
with one million shares                             securities industry.       Ratings are published by such companies
outstanding and the market                                                     as Moody's Investors Service, Inc. (Moody's),
price per share of $10 has a                                                   Standard & Poor's (S&P) and Fitch, Inc. (Fitch).
market capitalization of $10
million.

How to reduce your   We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of
      sales charge   Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Share class
  Program               How it works                                A                       B                        C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent   Through a Letter of Intent you agree to          X             Although the Letter of Intent and Rights of
                   invest a certain amount in Delaware                            Accumulation do not apply to the purchase of Class
                   Investments Funds (except money market                         B and Class C shares, you can combine your
                   funds with no sales charge) over a                             purchase of Class A shares with your purchase of
                   13-month period to qualify for reduced                         Class B and Class C shares to fulfill your Letter
                   front-end sales charges.                                       of Intent or qualify for Rights of Accumulation.
------------------------------------------------------------------------------------------------------------------------------------
Rights of          You can combine your holdings                    X
Accumulation       or purchases of all funds in the
                   Delaware Investments family (except
                   money market funds with no sales
                   charge) as well as the holdings
                   and purchases of your spouse and
                   children under 21 to qualify
                   for reduced front-end sales
                   charges.
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of    Up to 12 months after you redeem        For Class A, you will  For Class B, your account       Not available.
Redeemed Shares    shares, you can reinvest the proceeds   not have to pay an     will be credited with the
                   without paying a sales charge as        additional front-end   contingent deferred sales
                   noted to the right.                     sales charge.          charge you previously
                                                                                  paid on the amount you
                                                                                  are reinvesting. Your
                                                                                  schedule for contingent
                                                                                  deferred sales charges
                                                                                  and conversion to Class A
                                                                                  will not start over
                                                                                  again; it will pick up
                                                                                  from the point at which
                                                                                  you redeemed your shares.
------------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP    These investment plans may qualify              X              There is no reduction in sales charges for Class B
IRA, SARSEP,       for reduced sales charges by                                   or Class C shares for group purchases by
Prototype          combining the purchases of all                                 retirement plans.
Profit Sharing,    members of the group. Members of
Pension, 401(k),   these groups may also qualify to
SIMPLE 401(k),     purchase shares without a front-end
403(b)(7), and     sales charge and may qualify for a
457 Retirement     waiver of any contingent deferred
Plans              sales charges.
------------------------------------------------------------------------------------------------------------------------------------



N-S  Net asset value (NAV)     Preferred stock                     Principal              Prospectus
------------------------------------------------------------------------------------------------------------------------------------
The daily dollar value of      Preferred stock has preference      Amount of money you    The official offering document
one mutual fund share.         over common stock in the payment    invest (also called    that describes a mutual fund,
Equal to a fund's net assets   of dividends and liquidation of     capital). Also refers  containing information required
divided by the number of       assets. Preferred stocks also       to a bond's original   by the SEC, such as investment
shares outstanding.            often pay dividends at a fixed      face value, due to     objectives, policies, services
                               rate and are sometimes convertible  be repaid at maturity. and fees.
                               into common stock.


How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail


Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire


Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


                                                                                  SEC (Securities and
Redeem              Risk                              Sales charge                Exchange Commission)   Share classes
------------------------------------------------------------------------------------------------------------------------------------
To cash in your     Generally defined as variability  Charge on the purchase or   Federal agency         Different classifications
shares by selling   of value; also credit risk,       redemption of fund shares   established by         of shares; mutual fund
them back to the    inflation risk, currency and      sold through financial      Congress to            share classes offer a
mutual fund.        interest rate risk. Different     advisers. May vary with     administer the         variety of sales charge
                    investments involve different     the amount invested.        laws governing the     choices.
                    types and degrees of risk.        Typically used to           securities industry,
                                                      compensate advisers for     including mutual
                                                      advice and service          fund companies.
                                                      provided.

How to buy shares   Once you have completed an application, you can
      (continued)   open an account with an initial investment of
                    $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth
                    IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

                    The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business.We reserve the right to reject any purchase order.

                    We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans    In addition to being an appropriate investment for
                    your IRA, Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.



                                                    Statement of Additional
S-V  Signature guarantee     Standard deviation     Information (SAI)           Stock                 Treasury bills
-----------------------------------------------------------------------------------------------------------------------------------
Certification by a bank,     A measure of an        The document serving        An investment that    Securities issued
brokerage firm or other      investment's           as "Part B" of a fund's     represents a share    by the U.S.
financial institution that   volatility; for        prospectus that provides    of ownership          Treasury with
a customer's signature is    mutual funds,          more detailed information   (equity) in a         maturities of
valid; signature guarantees  measures how much      about the fund's            corporation. Stocks   one year or less.
can be provided by members   a fund's total         organization, investments,  are often referred
of the STAMP program.        return has typically   policies and risks.         to as common stocks
                             varied from its                                    or equities.
                             historical average.

14

How to redeem     [GRAPHIC OMITTED:        Through your financial adviser
shares             ILLUSTRATION OF
                   A PERSON]
                                           Your financial adviser can handle all the details of redeeming your shares.
                                           Your adviser may charge a separate fee for this service.

                  [GRAPHIC OMITTED:        By mail
                  ILLUSTRATION OF
                  AN ENVELOPE]

                                           You can redeem your shares (sell them back to the fund) by mail by writing to:
                                           Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All
                                           owners of the account must sign the request, and for redemptions of more than
                                           $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


                  [GRAPHIC OMITTED:        By telephone
                  ILLUSTRATION OF
                  AN TELEPHOHE]


                                           You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.



                  [GRAPHIC OMITTED:        By wire
                  ILLUSTRATION OF A
                  JAGGED LINE]

                                           You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


                  [GRAPHIC OMITTED:
                  ILLUSTRATION OF          Through automated shareholder services
                  A KEYBAD]
                                           You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at
                                           800.523.1918.

                                                                              Uniform Gifts to Minors Act and
Treasury bonds           Treasury notes           Total return                Uniform Transfers to Minors Act   Volatility
----------------------------------------------------------------------------------------------------------------------------------
Securities issued by     Securities issued by      An investment              Federal and state laws        The tendency of an
the U.S. Treasury with   the U.S. Treasury with    performance measurement,   that provide a simple         investment to go up or
maturities of 10 years   maturities of one to      expressed as a             way to transfer property      down in value by
or longer.               10 years.                 percentage, based on the   to a minor with special       different magnitudes.
                                                   combined earnings from     tax advantages.               Investments that
                                                   dividends, capital gains                                 generally go up or down
                                                   and change in price over                                 in value in relatively
                                                   a given period.                                          small amounts are
                                                                                                            considered "low
                                                                                                            volatility" investments,
                                                                                                            whereas those
                                                                                                            investments that
                                                                                                            generally go up or down
                                                                                                            in value in relatively
                                                                                                            large amounts are
                                                                                                            considered "high
                                                                                                            volatility" investments.

                                                                            15
                                                                            ----

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums


If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.


  16
----

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
---------------------------------------------------------------------------------------------------

Automatic          The Automatic Investing Plan allows you to make regular monthly or quarterly
Investment Plan    investments directly from your checking account.

Direct Deposit     With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder     With the Wealth Builder Option you can arrange automatic monthly exchanges
Option             between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend           Through our Dividend Reinvestment Plan, you can have your distributions
Reinvestment Plan  reinvested in your account or the same share class in another fund in the
                   Delaware Investments family. The shares that you purchase through the Dividend
                   Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


Exchanges          You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class
                   B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.


                                                                            17
                                                                            ----

Special services
(continued)_____________________________________________________________________

           MoneyLineSM  Through our MoneyLineSM On Demand Service, you or your financial adviser may
     On Demand Service  transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

             MoneyLine  Through our MoneyLine Direct Deposit Service you can have $25 or more in
Direct Deposit Service  dividends and distributions deposited directly to your bank account. Delaware
                        Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

            Systematic  Through our Systematic Withdrawal Plan you can arrange a regular monthly or
       Withdrawal Plan  quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least
                        $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.



  18
----

            Dividends,  Dividends, if any, are declared daily and paid monthly. Capital gains, if any,
    distributions and   are paid twice a year. We automatically reinvest all dividends and any capital
                taxes   gains, unless you tell us otherwise.

                        Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.
                        The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                        We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

    Certain management  Investments by fund of funds
       considerations
                        Each Fund accepts investments from the funds within Delaware Group Foundation
                        Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation
                        Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management.
                        For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the
                        Funds and Foundation Funds as a result of these transactions.

                                                                            19
                                                                            ----

Financial highlights
                                                                         Class A

                                                                                                                          Period
                                                                                                         Year ended    9/15/98(1)
                                                                                                               7/31       through
                                                                                                  2001         2000       7/31/99
The Financial         Delaware Corporate Bond Fund
highlights tables     ------------------------------------------------------------------------------------------------------------
are intended to help
you understand the    Net asset value, beginning of period                                       $5.070      $5.280        $5.500
Funds' financial
performance. All      Income (loss) from investment operations:
"per share"
information reflects  Net investment income                                                       0.370       0.353         0.201
financial results
for a single Fund     Net realized and unrealized gain (loss) on investments                      0.299      (0.210)       (0.216)
share. This                                                                                      ------      ------        ------
information has been  Total from investment operations                                            0.669       0.143        (0.015)
audited by Ernst &                                                                               ------      ------        ------
Young LLP, whose      Less dividends and distributions:
report, along with
the Funds' financial  Dividends from net investment income                                       (0.369)     (0.353)       (0.201)
statements, is
included in the       Distributions from net realized gain on investments                            --          --        (0.004)
Funds' annual                                                                                    ------      ------        ------
report, which is      Total dividends and distributions                                          (0.369)     (0.353)       (0.205)
available upon                                                                                   ------      ------        ------
request by calling    Net asset value, end of period                                             $5.370      $5.070        $5.280
800.523.1918.                                                                                    ======      ======        ======
                      Total return(2)                                                            13.72%       2.85%        (0.34%)

                      Ratios and supplemental data:

                      Net assets, end of period (000 omitted)                                    $5,596      $2,790        $1,377

                      Ratio of expenses to average net assets                                     0.80%       0.80%         0.80%

                      Ratio of expenses to average net assets prior to expense limitation and
                         expenses paid directly                                                   1.20%       1.27%         1.26%

                      Ratio of net investment income to average net assets                        7.16%       6.84%         5.75%

                      Ratio of net investment income to average net assets prior to expense
                         limitation and expenses paid indirectly                                  6.76%       6.37%         5.29%

                      Portfolio turnover                                                           709%        118%          175%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the limitation was not in effect.


     How to read the
Financial highlights  Net investment income       Net realized and unrealized gain (loss) on investments  Net asset value (NAV)
                      --------------------------------------------------------------------------------------------------------------
                      Net investment income       A realized gain (loss) on investments occurs when       This is the value of a
                      includes dividend and       we sell an investment at a profit, while a              mutual fund share,
                      interest income earned      realized loss on investments occurs when we sell        calculated by dividing the
                      from a fund's investments;  an investment at a loss. When an investment             net assets by the number
                      it is after expenses have   increases or decreases in value but we do not sell      of shares outstanding.
                      been deducted.              it, we record an unrealized gain or loss. The
                                                  amount of realized gain per share, if any, that we
                                                  pay to shareholders would be listed under "Less
                                                  dividends and distributions-Distributions from net
                                                  realized gain on investments."

  20
----

                               Class B                              Class C

                                Period                               Period
               Year ended   9/15/98(1)              Year ended    9/15/98(1)
                     7/31      through                    7/31      through
     2001            2000      7/31/99        2001        2000      7/31/99
--------------------------------------------------------------------------------
   $5.070          $5.280      $5.500       $5.070      $5.280       $5.500


    0.331           0.315       0.171        0.331       0.316        0.171

    0.300          (0.210)     (0.216)       0.299      (0.210)      (0.216)
  -------         -------     -------      -------     -------      -------
    0.631           0.105      (0.045)       0.630       0.106       (0.045)
  -------         -------     -------      -------     -------      -------
   (0.331)         (0.315)     (0.171)      (0.330)     (0.316)      (0.171)

       --              --      (0.004)          --          --       (0.004)
  -------         -------     -------      -------     -------      -------
   (0.331)         (0.315)     (0.175)      (0.330)     (0.316)      (0.175)
  -------         -------     -------      -------     -------      -------
   $5.370          $5.070      $5.280       $5.370      $5.070       $5.280
  =======         =======     =======      =======     =======      =======
   12.89%           2.09%      (0.88%)      12.88%       2.10%       (0.88%)


   $4,736          $2,057      $1,236       $1,804        $296         $303

    1.55%           1.55%       1.55%        1.55%       1.55%        1.55%


    1.95%           2.02%       2.01%        1.95%       2.02%        2.01%

    6.41%           6.09%       5.00%        6.41%       6.09%        5.00%

    6.01%           5.62%       4.54%        6.01%       5.62%        4.54%

     709%            118%        175%         709%        118%         175%


                                                                                        Ratio of net
                                                       Ratio of expenses to             investment income
Total return                     Net assets            average net assets               to average net assets  Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------------
This represents the              Net assets represent  The expense ratio is the         We determine this      This figure tells
rate that an investor would      the total value of    percentage of net assets that    ratio by dividing net  you the amount of
have earned or lost on an        all the assets in a   a fund pays annually for         investment income by   trading activity in
investment in a fund. In         fund's portfolio,     operating expenses and           average net assets.    a fund's portfolio.
calculating this figure for      less any              management fees. These                                  For example, a fund
the financial highlights         liabilities, that     expenses include accounting                             with a 50% turnover
table, we include fee waivers,   are attributable to   and administration expenses,                            has bought and sold
exclude front-end and            that class of the     services for shareholders, and                          half of the value of
contingent deferred sales        fund.                 similar expenses.                                       its total investment
charges, and assume the                                                                                        portfolio during the
shareholder has reinvested all                                                                                 stated period.
dividends and realized gains.

                                                                            21
                                                                            ----

                                                                                                       Class A

                                                                                                        Period
                                                                                     Year ended      9/15/98(1)
Delaware Extended                                                                          7/31         through
Duration Bond Fund                                                           2001          2000         7/31/99
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $4.890        $5.150          $5.500

Income (loss) from investment operations:

Net investment income                                                       0.369         0.360           0.206

Net realized and unrealized gain (loss) on investments                      0.370        (0.260)         (0.347)
                                                                           ------        ------          ------
Total from investment operations                                            0.739         0.100          (0.141)
                                                                           ------        ------          ------
Less dividends and distributions:

Dividends from net investment income                                       (0.369)       (0.360)         (0.206)

Distributions from net realized gain on investments                            --            --          (0.003)
                                                                           ------        ------          ------
Total dividends and distributions                                          (0.369)       (0.360)         (0.209)
                                                                           ------        ------          ------
Net asset value, end of period                                             $5.260        $4.890          $5.150
                                                                           ======        ======          ======
Total return(2)                                                            15.76%         2.08%          (2.68%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                    $3,346        $1,948          $1,042

Ratio of expenses to average net assets                                     0.80%         0.80%           0.80%

Ratio of expenses to average net assets prior to expense limitation and
   expenses paid directly                                                   1.26%         1.23%           1.27%

Ratio of net investment income to average net assets                        7.38%         7.24%           5.88%

Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                  6.92%         6.81%           5.41%

Portfolio turnover                                                           642%          115%            201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the limitation was not in effect.

  22
----

                                        Class B                                       Class C

                                         Period                                        Period
                     Year ended      9/15/98(1)                    Year ended      9/15/98(1)
                           7/31        through                           7/31         through
          2001             2000        7/31/99            2001           2000         7/31/99
----------------------------------------------------------------------------------------------
        $4.890           $5.150         $5.500          $4.890         $5.150          $5.500


         0.331            0.323          0.172           0.331          0.323           0.180

         0.370           (0.260)        (0.347)          0.370         (0.260)         (0.347)
        ------           ------         ------          ------         ------          ------
         0.701            0.063         (0.175)          0.701          0.063          (0.167)
        ------           ------         ------          ------         ------          ------

        (0.331)          (0.323)        (0.172)         (0.331)        (0.323)         (0.180)

            --               --         (0.003)             --             --          (0.003)
        ------           ------         ------          ------         ------          ------
        (0.331)          (0.323)        (0.175)         (0.331)        (0.323)         (0.183)
        ------           ------         ------          ------         ------          ------
        $5.260           $4.890         $5.150          $5.260         $4.890          $5.150
        ======           ======         ======          ======         ======          ======
         14.90%           1.32%         (3.28%)         14.88%          1.32%          (3.15%)


        $1,175             $476           $114            $408            $87             $58

         1.55%            1.55%          1.55%           1.55%          1.55%           1.55%


         2.01%            1.98%          2.02%           2.01%          1.98%           2.02%

         6.63%            6.49%          5.13%           6.63%          6.49%           5.13%

         6.17%            6.06%          4.66%           6.17%          6.06%           4.66%

          642%             115%           201%            642%           115%            201%

                                                                            23
                                                                            ----

                      Delaware
                      Investments(SM)
                      --------------------------------------
                      A member of Lincoln Financial Group(R)





                       This page intentionally left blank

Delaware                 Additional information about the Funds' investments is available in the Funds'
Corporate Bond           annual and semi-annual reports to shareholders. In the Funds' shareholder
Fund                     reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report
Delaware Extended        period. You can find more detailed information about the Funds in the current
Duration Bond            Statement of Additional Information, which we have filed electronically with the
Fund                     Securities and Exchange Commission (SEC) and which is legally a part of this
                         Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA
                         19103, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

                         You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at
                         publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
                         Washington, D.C. 20549-0102. Information about the Funds, including their
                         Statement of Additional Information, can be reviewed and copied at the SEC's
                         Public Reference Room in Washington, D.C. You can get information on the Public
                         Reference Room by calling the SEC at 202.942.8090.

                         Web site

                         www.delawareinvestments.com

                         E-mail

                         service@delinvest.com

                         Shareholder Service Center

                         800.523.1918

                         Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m.
                         Eastern time:

                        oFor fund information literature price, yield and performance figures.

                        oFor information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions,
                         telephone redemptions and telephone exchanges.

                         Delaphone Service

                         800.362.FUND (800.362.3863)

                        oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week,
                         24 hours a day, use this Touch-Tone(R)service.

                         Investment Company Act file number: 811-2071

                         Delaware Corporate Bond Fund

                                             CUSIP         NASDAQ
                                             -----         ------
                         Class A           245908785       DGCAX
                         Class B           245908777       DGCBX
                         Class C           245908769       DGCCX

                         Delaware Extended Duration Bond Fund

                                             CUSIP         NASDAQ
                                             -----         ------
                         Class A           245908835       DEEAX
                         Class B           245908827       DEEBX
                         Class C           245908819       DEECX

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

PR-460 [--] BUR 9/01

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)



Delaware
Corporate Bond
Fund

Delaware Extended
Duration Bond
Fund


Institutional Class


Prospectus September 28, 2001


Current Income Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents


 ................................................................................
Fund profiles                                                             page 2
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund                                           2
 ................................................................................
How we manage the Funds                                                   page 4
Our investment strategies                                                      4
The securities we typically invest in                                          5
The risks of investing in the Funds                                            7
 ................................................................................
Who manages the Funds                                                     page 8
Investment manager                                                             8
Portfolio manager                                                              8
Who's who?                                                                     9
 ................................................................................
About your account                                                       page 10
Investing in the Funds                                                        10
How to buy shares                                                             11
How to redeem shares                                                          13
Account minimum                                                               14
Exchanges                                                                     14
Dividends, distributions and taxes                                            14
 ................................................................................
Certain management considerations                                        page 15
 ................................................................................
Financial highlights                                                     page 16

Profile: Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

What are the Funds' goals?

Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to meet its goal, there is no assurance that it will.


Who should invest in the Funds          What are the Funds' main investment strategies? We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment grade credit ratings from a nationally
o Investors with medium or long-range   recognized statistical ratings organization (NRSRO). The bonds we select for the portfolio
  goals.                                are typically rated BBB and above by Standard and Poor's or Baa and above by Moody's
                                        Investors Service, Inc. We may also invest in unrated bonds, if we believe their credit
o Investors looking for a bond          quality is comparable to those that have investment grade ratings.
  investment to help balance their
  investments in stocks or more         The most significant difference between the two Funds is in their return potential and their
  aggressive securities.                risk profiles as determined by the average duration of the bonds in each Fund's portfolio.
                                        Duration measures a bond's sensitivity to interest rates by indicating the approximate
o Investors who are looking for an      change in a bond or bond fund's price given a 1% change in interest rates. We generally keep
  income investment that can provide    Delaware Corporate Bond Fund's duration between four and seven years. This is a more
  total return opportunities through    conservative strategy than that of Delaware Extended Duration Bond Fund, which will the automatic reinvestment of income  typically have a duration between eight and 11 years.
  dividends.
                                        What are the main risks of investing in the Funds? Investing in any mutual fund involves
Who should not invest in the Funds      risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of
o Investors with very short-term        the securities in the Funds' portfolio. These Funds will be affected by changes in bond
  financial goals.                      prices, particularly as a result of changes in interest rates. They may also be affected by economic conditions which may hinder a company's ability to make interest and principal
o Investors who are unwilling to        payments on its debt.
  accept share prices that may
  fluctuate, sometimes significantly,   For a more complete discussion of risk, please see "The risks of investing in the Funds" on
  over the short term.                  page 7.

o Investors seeking long-term growth    An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by
  of capital.                           the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


You should keep in mind that an
investment in either Fund is not a
complete investment program; it should
be considered just one part of your
total financial plan. Be sure to
discuss these Funds with your
financial adviser to determine whether
they are an appropriate choice for
you.


How have the Funds performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing                Year-by-year total return (Institutional Class)
in the Funds. We show returns for the past two calendar years, as well as average annual returns for the one-year and lifetime periods. A
Fund's past performance does not necessarily indicate how it will               -1.77%         5.63%       -5.34%             6.66%
perform in the future. The returns reflect expense limitations. The             ------         -----       ------             -----
returns would be lower without the limitations.                                  1999           2000        1999               2000

As of June 30, 2001, the Delaware Corporate Bond Fund's Institutional Class      Delaware Corporate       Delaware Extended Duration
shares had a calendar year-to-date return of 6.23%. During the periods                Bond Fund                    Bond Fund
illustrated in this bar chart, the Institutional Class' highest quarterly return was 2.57% for the quarter ended December 31, 2000 and its lowest quarterly return was -1.91% for the quarter ended June 30, 1999.

As of June 30, 2001, the Delaware Extended Duration Bond Fund's
Institutional Class shares had a calendar year-to-date return of 7.13%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 3.43% for the quarter ended December 31, 2000 and its lowest quarterly return was -3.01% for the quarter ended June 30, 1999.

How have the Funds performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

                                  Delaware Corporate        Lehman Brothers       Delaware Extended             Lehman Brothers
                                           Bond Fund      U.S. Credit Index      Duration Bond Fund      Long U.S. Credit Index

1 year                                         5.63%                  9.39%                   6.66%                       9.21%
Lifetime (inception 9/15/98)                   2.98%                  4.77%                   1.77%                       3.12%


The table above shows returns compared to the performance of the Lehman Brothers U.S. Credit Index and the Lehman Brothers Long U.S. Credit Index. You should remember that unlike the Funds, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


What are the Funds' fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your   Maximum sales charge (load) imposed on purchases as a percentage of
investments when you buy or sell shares of the     offering price                                                               none
Institutional Class.                              Maximum contingent deferred sales charge (load) as a percentage of
                                                   original purchase price or redemption price, whichever is lower              none
                                                  Maximum sales charge (load) imposed on reinvested dividends                   none
                                                  Redemption fees                                                               none
                                                  Exchange fees(1)                                                              none


Annual fund operating expenses are deducted from a Fund's assets.



                                                 Delaware Corporate      Delaware Extended Duration
                                                          Bond Fund                       Bond Fund
Management fees                                               0.50%                           0.55%
Distribution and service (12b-1) fees                          none                            none
Other expenses                                                0.45%                           0.46%
Total annual fund operating expenses                          0.95%                           1.01%
Fee waivers and payments(2)                                  (0.40%)                         (0.46%)
Net expenses                                                  0.55%                           0.55%

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


              Delaware Corporate                      Delaware Extended Duration
                       Bond Fund                                       Bond Fund
1 year                       $56                                             $56
3 years                     $263                                            $276
5 years                     $486                                            $513
10 years                  $1,130                                          $1,194

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through September 30, 2002 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(3) The Funds' actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Funds

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio manager pursues the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high-yielding, lower quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments.

In selecting bonds we conduct a careful analysis of economic factors, industry-related information and the underlying financial stability of the company issuing the bond.

Choosing Between Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two Funds and might be appropriate for investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. Delaware Extended Duration Bond Fund will typically have a duration between eight and 11 years. This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.


How to use
this glossary

This glossary                           Amortized cost                                      Average maturity
includes definitions                    --------------------------------------------------------------------------------------------
of investment terms,      Glossary A-C  Amortized cost is a method used to value a
many of which are                       fixed-income security that starts with the face     An average of when the individual bonds
used throughout the                     value of the security and then adds or subtracts    and other debt securities held in a
Prospectus. If you                      from that value depending on whether the purchase   portfolio will mature.
would like to know                      price was greater or less than the value of the
the meaning of an                       security at maturity. The amount greater or less
investment term that                    than the par value is divided equally over the
is not explained in                     time remaining until maturity.
the text, please
check the glossary.

The securities we     Fixed-income securities generally offer the potential for
typically invest in   greater income payments than stocks, and also may provide
                      capital appreciation.


------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                             Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                            ------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a               We will invest at least 65% of each Fund's assets in investment grade
corporation.                                                corporate bonds.

Debt securities within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and interest. Securities in the fourth category are known as medium-grade bonds and are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics.

High-yield corporate bonds: Debt obligations issued by      Both Funds may invest up to 20% of net assets in high-yield corporate
a corporation and rated lower than investment grade by      bonds.
an NRSRO such as S&P or Moody's. High-yield bonds are
higher risk securities issued by corporations that have     We carefully evaluate an individual company's financial situation, its
poor credit quality and may have difficulty repaying        management, the prospects for its industry and the technical factors
principal and interest.                                     related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Funds may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

U.S. government securities: Direct U.S. obligations         The Funds may invest in direct U.S. government obligations; however,
including bills, notes, bonds as well as other debt         these securities will typically be a smaller percentage of the portfolio
securities issued by the U.S. Treasury and securities       because they generally do not offer as high a level of current income as
of U.S. government agencies or instrumentalities.           other fixed-income securities the Funds may invest in.

Zero coupon bonds and pay-in-kind bonds: Zero coupon        We may invest in zero coupon bonds and payment-in-kind bonds. We expect
securities are debt obligations which do not entitle        payment-in-kind bonds to be a less significant component of our
the holder to any periodic payments of interest prior       strategy. The market prices of these bonds are generally more volatile
to maturity or a specified date when the securities         than the market prices of securities that pay interest periodically and
begin paying current interest. Therefore, they are          are likely to react to changes in interest rates to a greater degree
issued and traded at a price lower than their face          than interest-paying bonds having similar maturities and credit quality.
amounts or par value. Payment-in-kind bonds pay             They may have certain tax consequences which, under certain conditions,
interest or dividends in the form of additional bonds       could be adverse to the Funds.
or preferred stock.

Foreign corporate and government securities: Debt           Each Fund may invest up to 15% of its net assets in securities of
obligations issued by a foreign corporation and             issuers in foreign countries.
securities issued by foreign governments.

Corporate commercial paper: Short-term debt obligations     We may invest in commercial paper that is rated P-1 or P-2 by Moody's
with maturities ranging from two to 270 days, issued by     and/or A-1 or A-2 by S&P. We may also invest in unrated commercial paper
companies.                                                  if we determine its quality is comparable to these quality ratings.

Short-term debt or money market instruments: Very           Each Fund may hold short-term debt or money market securities pending an
short-term debt securities generally considered to be       investment in other securities or when the manager feels that it is
equivalent to cash.                                         prudent to do so because of market conditions. All short-term instruments held by the Funds must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds'
                                                            manager.
------------------------------------------------------------------------------------------------------------------------------------


Bond                                                            Bond ratings                                  Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,              Independent evaluations of                    The amount of money
municipality or government agency. In return for lending        creditworthiness, ranging from Aaa/AAA        you invest.
money to the issuer, a bond buyer generally receives fixed      (highest quality) to D (lowest quality).
periodic interest payments and repayment of the loan amount     Bonds rated Baa/BBB or better are
on a specified maturity date. A bond's price changes prior      considered investment grade. Bonds rated
to maturity and is inversely related to current interest        Ba/BB or lower are commonly known as junk
rates. When interest rates rise, bond prices fall, and when     bonds. See also Nationally recognized
interest rates fall, bond prices rise. See Fixed-income         statistical ratings organization.
securities.

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------

                                                             Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                            ------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer of      Typically, we use repurchase agreements as a short-term investment for
securities, such as a Fund, and a seller of securities      our cash position. In order to enter into these repurchase agreements,
in which the seller agrees to buy the securities back       we must have collateral of 102% of the repurchase price. A Fund will
within a specified time at the same price the buyer         only enter into repurchase agreements in which the collateral is
paid for them, plus an amount equal to an agreed upon       comprised of U.S. government securities.
interest rate. Repurchase agreements are often viewed
as equivalent to cash.

Restricted securities: Privately placed securities          We may invest in privately placed securities including those that are
whose resale is restricted under securities law.            eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities.
                                                            Restricted securities that are determined to be illiquid may not exceed a Fund's 15% limit on illiquid securities, which is described below.

Interest rate swap and index swap agreements: In an         Interest rate swaps may be used to adjust a Fund's sensitivity to
interest rate swap, a fund receives payments from           interest rates by changing its duration. We may also use interest rate
another party based on a floating interest rate in          swaps to hedge against changes in interest rates. We use index swaps to
return for making payments based on a fixed interest        gain exposure to markets that a Fund invests in, such as the corporate
rate. An interest rate swap can also work in reverse,       bond market. We may also use index swaps as substitute for futures,
with a fund receiving payments based on a fixed             options or forward contracts if such contracts are not directly
interest rate and making payments based on a floating       available to a Fund on favorable terms.
interest rate. In an index swap, a fund receives gains
and incurs losses based on the total return of an           Interest rate swaps and index swaps will be considered illiquid
index, in exchange for making fixed or floating             securities (see below).
interest rate payments to another party.

Illiquid securities: Securities that do not have a          We may invest up to 15% of total assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has valued
them.
------------------------------------------------------------------------------------------------------------------------------------


The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks, warrants, futures, options and forward contracts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in a Fund being unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defense positions We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary, defensive strategy. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives. We anticipate that each Fund will have an annual portfolio turnover of more than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.



C-D  Capital appreciation         Capital gains distributions           Compounding             Consumer Price Index (CPI)
     -------------------------------------------------------------------------------------------------------------------------------
     An increase in the value     Payments to mutual fund               Earnings on an          Measurement of U.S. inflation;
     of an investment.            shareholders of profits (realized     investment's            represents the price of a basket of
                                  gains) from the sale of a fund's      previous earnings.      commonly purchased goods.
                                  portfolio securities. Usually paid
                                  once a year; may be either
                                  short-term gains or long-term
                                  gains.

The risks of investing   Investing in any mutual fund involves risk, including
in the Funds             the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                              Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
                                                            ------------------------------------------------------------------------
Market risk is the risk that all or a majority of the       We maintain a long-term investment approach and focus on high quality
securities in a certain market--like the stock or bond      individual bonds that we believe can provide a steady stream of income
market--will decline in value because of factors such       regardless of interim fluctuations in the bond market. We do not try to
as economic conditions, future expectations or investor     predict overall interest rate movements and generally do not buy and
confidence.                                                 sell securities for short-term purposes.

Index swaps are subject to the same market risks as the     In evaluating the use of an index swap, we carefully consider how market
investment market or sector that the index represents.      changes could affect the swap and how that compares to us investing
Depending on the actual movements of the index and how      directly in the market the swap is intended to represent.
well the portfolio manager forecasts those movements, a
fund could experience a higher or lower return than
anticipated.

Interest rate risk is the risk that securities will         Interest rate risk is a significant risk for these Funds. In striving to
decrease in value if interest rates rise. The risk is       manage this risk, we monitor economic conditions and the interest rate
greater for bonds with longer maturities than for those     environment and may adjust each Fund's duration or average maturity as a
with shorter maturities.                                    defensive measure against interest rate risk.

Swaps may be particularly sensitive to interest rate        A Fund will not invest in swaps with maturities of more than two years.
changes. Depending on the actual movements of interest      Each business day we will calculate the amount a Fund must pay for any
rates and how well the portfolio manager anticipates        swaps it holds and will segregate enough cash or other liquid securities
them, a fund could experience a higher or lower return      to cover that amount.
than anticipated.

Credit risk is the possibility that a bond's issuer (or     We strive to minimize credit risk by investing primarily in higher
an entity that insures the bond) will be unable to make     quality, investment grade corporate bonds.
timely payments of interest and principal.
                                                            Any portion of the portfolio that is invested in high-yielding, lower
Investing in so-called "junk" or "high-yield" bonds         quality corporate bonds is subject to greater credit risk. We strive to
entails the risk of principal loss, which may be            manage that risk through careful bond selection, by limiting the
greater than the risk involved in investment grade          percentage of the portfolio that can be invested in lower quality bonds
bonds, particularly in times of economic declines.          and by maintaining a diversified portfolio of bonds representing a
High-yield bonds are sometimes issued by companies          variety of industries and issuers.
whose earnings at the time the bond is issued are less
than the projected debt payments on the bonds.              When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high quality ratings and do careful credit analysis before investing.

Liquidity risk is the possibility that securities           We limit the percentage of the portfolio that can be invested in
cannot be readily sold within seven days at                 illiquid securities.
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Dividend
Corporate bond               Depreciation            Diversification                     distribution           Duration
------------------------------------------------------------------------------------------------------------------------------------
A debt security issued by    A decline in an         The process of spreading            Payments to mutual     A measurement of a
a corporation. See Bond.     investment's value.     investments among a number of       fund shareholders of   fixed-income
                                                     different securities, asset         dividends passed       investment's price
                                                     classes or investment styles to     along from the         volatility. The
                                                     reduce the risks of investing.      fund's portfolio of    larger the number,
                                                                                         securities.            the greater the
                                                                                                                likely price change
                                                                                                                for a given change
                                                                                                                in interest rates.

Who manages the Funds

Investment    The Funds are managed by Delaware Management Company, a series of
manager       Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware
              Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:



                                                               Investment management fees

                                                 Delaware Corporate     Delaware Extended
                                                      Bond Fund        Duration Bond Fund
 As a percentage of average daily net assets            0.10%*                0.09%*
*Reflects a waiver of fees by the manager.

Portfolio     Ryan K. Brist has primary responsibility for making day-to-day
manager       investment decisions for the Funds.

              Ryan K. Brist, Vice President/Portfolio Manager, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a Chartered Financial Analyst.

E-L  Expense ratio                                          Financial adviser           Fixed-income securities
     -------------------------------------------------------------------------------------------------------------------------------
     A mutual fund's total operating expenses,              Financial professional      With fixed-income securities, the money you
     expressed as a percentage of its total net assets.     (e.g., broker, banker,      originally invested is paid back at a
     Operating expenses are the costs of running a          accountant, planner or      pre-specified maturity date. These
     mutual fund, including management fees, offices,       insurance agent) who        securities, which include government,
     staff, equipment and expenses related to               analyzes clients'           corporate or municipal bonds, as well as
     maintaining the fund's portfolio of securities and     finances and prepares       money market securities, typically pay a
     distributing its shares. They are paid from the        personalized programs       fixed rate of return (often referred to as
     fund's assets before any earnings are distributed      to meet objectives.         interest). See Bond.
     to shareholders.

Who's who? This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.



                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Funds      ------------------   The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                            Distributor             |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 8 for details)                ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary distributor |
                                     Lincoln Financial Distributors, Inc.      |
                                             Two Commerce Square               |
                                            Philadelphia, PA 19103             |
                                     ------------------------------------      |
                                                                       |       |
                                                                       |       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDRSM) rules governing mutual fund sales practices.

Financial intermediary distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.


                                                                      Lehman Brothers Long  Lehman Brothers U.S.
Government securities   Inflation              Investment goal        U.S. Credit Index     Credit Index
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by    The increase in the    The objective, such    A total return index  An index based on all publicly issued
U.S. government or      cost of goods and      as long-term capital   of all publicly       intermediate fixed-rate, non-convertible
its agencies. They      services over time.    growth or high         issued, fixed-rate,   investment grade domestic corporate
include Treasuries      U.S. inflation is      current income, that   non-convertible       bonds and Yankee issues.
as well as              frequently measured    a mutual fund          investment grade
agency-backed           by changes in the      pursues.               domestic corporate
securities such as      Consumer Price Index                          bonds and Yankee
Fannie Maes.            (CPI).                                        issues. All bonds
                                                                      have maturities of
                                                                      at least 10 years.

About your account

Investing in   Institutional Class shares are available for purchase only by the
the Funds      following:


               o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

               o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

               o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

               o a bank, trust company and similar financial institution
                 investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

               o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients; or

               o clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products.

                                                                                                        NASD Regulation, Inc.
M-P  Management fee               Market capitalization                         Maturity                (NASDR(SM))
     -------------------------------------------------------------------------------------------------------------------------------
     The amount paid by a         The value of a corporation determined by      The length of time      The independent subsidiary
     mutual fund to the           multiplying the current market price of a     until a bond issuer     of the National Association
     investment adviser for       share of common stock by the number of        must repay the          of Dealers, Inc. responsible
     management services,         shares held by shareholders. A                underlying loan         for regulating the
     expressed as an annual       corporation with one million shares           principal to            securities industry.
     percentage of the fund's     outstanding and the market price per          bondholders.
     average daily net assets.    share of $10 has a market capitalization
                                  of $10 million.

How to buy shares  (GRAPHIC OF ENVELOPE)  By mail

                                          Complete an investment slip and mail it with your check,
                                          made payable to the fund and class of shares you wish to
                                          purchase, to Delaware Investments, One Commerce Square,
                                          Philadelphia, PA 19103. If you are making an initial
                                          purchase by mail, you must include a completed investment
                                          application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

                   (GRAPHIC OF WIRE)      By wire

                                          Ask your bank to wire the amount you want to invest to
                                          Bank of New York, ABA #021000018, Bank Account number
                                          8900403748. Include your account number and the name of
                                          the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

                   (GRAPHIC OF EXCHANGE)  By exchange

                                          You can exchange all or part of your investment in one or
                                          more funds in the Delaware Investments family for shares
                                          of other funds in the family. Please keep in mind,
                                          however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call
                                          your Client Services Representative at 800.510.4015.

                   (GRAPHIC OF PERSON)    Through your financial adviser

                                          Your financial adviser can handle all the details of
                                          purchasing shares, including opening an account. Your
                                          adviser may charge a separate fee for this service.

Nationally recognized statistical ratings
organization (NRSRO)                                   Net asset value (NAV)          Preferred stock
------------------------------------------------------------------------------------------------------------------------------------
A company that assesses the credit quality of          The daily dollar value of      Preferred stock has preference over common
bonds, commercial paper, preferred and common          one mutual fund share.         stock in the payment of dividends and
stocks and municipal short-term issues, rating the     Equal to a fund's net          liquidation of assets. Preferred stocks also
probability that the issuer of the debt will meet      assets divided by the          often pay dividends at a fixed rate and are
the scheduled interest payments and repay the          number of shares               sometimes convertible into common stock.
principal. Ratings are published by such companies     outstanding.
as Moody's Investors Service, Inc. (Moody's),
Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

How to buy shares  The price you pay for shares will depend on when we receive
(continued)        your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New
                   York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                   We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


P-S  Price/earnings ratio                             Principal                  Prospectus                    Redeem
     -------------------------------------------------------------------------------------------------------------------------------
     A measure of a stock's value calculated by       Amount of money you        The official offering         To cash in your
     dividing the current market price of a share     invest (also called        document that describes a     shares by selling
     of stock by its annual earnings per share. A     capital). Also refers      mutual fund, containing       them back to the
     stock selling for $100 per share with annual     to a bond's original       information required by       mutual fund.
     earnings per share of $5 has a P/E of 20.        face value, due to be      the SEC, such as
                                                      repaid at maturity.        investment objectives,
                                                                                 policies, services and
                                                                                 fees.

How to redeem     (GRAPHIC OF ENVELOPE)   By mail
shares
                                          You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, One Commerce
                                          Square, Philadelphia, PA 19103-7057. All owners of the
                                          account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for
                                          each owner. You can also fax your written request to
                                          267.256.8992. Signature guarantees are also required when
                                          redemption proceeds are going to an address other than the address of record on an account.

                  (GRAPHIC OF TELEPHONE)  By telephone

                                          You can redeem up to $100,000 of your shares by telephone.
                                          You may have the proceeds sent to you by check or, if you
                                          redeem at least $1,000 of shares, you may have the
                                          proceeds sent directly to your bank by wire. Bank
                                          information must be on file before you request a wire
                                          redemption.

                  (GRAPHIC OF WIRE)       By wire

                                          You can redeem $1,000 or more of your shares and have the
                                          proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank
                                          information must be on file before you request a wire
                                          redemption.

                  (GRAPHIC OF PERSON)     Through your financial adviser

                                          Your financial adviser can handle all the details of
                                          redeeming your shares. Your adviser may charge a separate
                                          fee for this service.


                                         SEC (Securities and
Risk                                     Exchange Commission)        Signature guarantee           Standard deviation
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as variability of      Federal agency              Certification by a bank,      A measure of an investment's
value; also credit risk, inflation       established by Congress     brokerage firm or other       volatility; for mutual funds,
risk, currency and interest rate         to administer the laws      financial institution         measures how much a fund's total
risk. Different investments involve      governing the               that a customer's             return has typically varied from
different types and degrees of risk.     securities industry,        signature is valid;           its historical average.
                                         including mutual fund       signature guarantees can
                                         companies.                  be provided by members of
                                                                     the STAMP program.


How to redeem shares   If you hold your shares in certificates, you must submit
         (continued)   the certificates with your request to sell the shares. We
                       recommend that you send your certificates by certified mail.

                       When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 pm Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum        If you redeem shares and your account balance falls below
                       $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges              You can exchange all or part of your shares for shares of
                       the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares.
                       You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends,             Dividends, if any, are declared daily and paid monthly.
distributions and      Capital gains, if any, are paid twice a year. We
taxes                  automatically reinvest all dividends and any capital
                       gains.

                       Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                       We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


     Statement of Additional
S-V  Information (SAI)                Stock                         Total return                        Treasury bills
     -------------------------------------------------------------------------------------------------------------------------------
     The document serving as "Part    An investment that            An investment performance           Securities issued by the
     B" of a fund's prospectus that   represents a share of         measurement, expressed as a         U.S. Treasury with
     provides more detailed           ownership (equity) in a       percentage, based on the combined   maturities of one year or
     information about the fund's     corporation. Stocks are       earnings from dividends, capital    less.
     organization, investments,       often referred to as          gains and change in price over a
     policies and risks.              common stocks or equities.    given period.

Certain management considerations

Investments by  Each Fund accepts investments from the funds within Delaware
fund of funds   Group Foundation Funds, a fund of funds. From time to time, a
                Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.


Treasury bonds                     Treasury notes           Volatility
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by the U.S.      Securities issued by     The tendency of an investment to go up or down
Treasury with maturities of 10     the U.S. Treasury        in value by different magnitudes. Investments
years or longer.                   with maturities of       that generally go up or down in value in
                                   one to 10 years.         relatively small amounts are considered "low
                                                            volatility" investments, whereas those
                                                            investments that generally go up or down in
                                                            value in relatively large amounts are
                                                            considered "high volatility" investments.

Financial highlights



                                                                                                                 Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Period
                                                                                                                Year      9/15/98(1)
                                                                                                               ended      through
The Financial          Delaware Corporate Bond Fund                                              7/31/01     7/31/00      7/31/99
highlights tables      -------------------------------------------------------------------------------------------------------------
are intended to help   Net asset value, beginning of period                                        $5.07      $5.280       $5.500
you understand the     Income (loss) from investment operations:
Funds' financial       Net investment income                                                       0.383       0.367        0.212
performance. All       Net realized and unrealized gain (loss) on investments                      0.300      (0.210)      (0.216)
"per share"                                                                                       ------      ------       ------
information reflects   Total from investment operations                                            0.683       0.157       (0.004)
financial results                                                                                 ------      ------       ------
for a single Fund      Less dividends and distributions:
share. This            Dividends from net investment income                                       (0.383)     (0.367)      (0.212)
information has been   Distributions from net realized gain on investments                            --          --       (0.004)
audited by Ernst &                                                                                ------      ------       ------
Young LLP, whose       Total dividends and distributions                                          (0.383)     (0.367)      (0.216)
report, along with                                                                                ------      ------       ------
the Funds' financial   Net asset value, end of period                                             $5.370      $5.070       $5.280
statements, is                                                                                    ======      ======       ======
included in the        Total return(2)                                                            14.02%       3.12%       (0.14%)
Funds' annual          Ratios and supplemental data:
report, which is       Net assets, end of period (000 omitted)                                   $54,313     $55,088      $55,201
available upon         Ratio of expenses to average net assets                                     0.55%       0.55%        0.55%
request by calling     Ratio of expenses to average net assets prior to expense limitation
800.523.1918.             and expenses paid indirectly                                             0.95%       1.02%        1.01%
                       Ratio of net investment income to average net assets                        7.41%       7.09%        6.00%
                       Ratio of net investment income to average net assets prior to expense
                          limitation and expenses paid indirectly                                  7.01%       6.62%        5.54%
                       Portfolio turnover                                                           709%        118%         175%
                       -------------------------------------------------------------------------------------------------------------
                       (1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
                       (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the limitation was not in effect.




How to read the
Financial highlights   Net investment income    Net realized and unrealized gain (loss) on investments    Net asset value (NAV)
                       -------------------------------------------------------------------------------------------------------------
                       Net investment income    A realized gain (loss) on investments occurs when we      This is the value of a
                       includes dividend and    sell an investment at a profit, while a realized loss     mutual fund share,
                       interest income earned   on investments occurs when we sell an investment at a     calculated by dividing the
                       from a fund's            loss. When an investment increases or decreases in        net assets by the number
                       investments; it is       value but we do not sell it, we record an unrealized      of shares outstanding.
                       after expenses have      gain or loss. The amount of realized gain per share,
                       been deducted.           if any, that we pay to shareholders would be listed
                                                under "Less dividends and distributions-Distributions
                                                from net realized gain on investments."

                                                                                                                Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Period
                                                                                                        Year             9/15/98(1)
                                                                                                       ended                through
Delaware Extended Duration Bond Fund                                          7/31/01                7/31/00                7/31/99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $4.890                 $5.150                 $5.500
Income (loss) from investment operations:
Net investment income                                                           0.382                  0.372                  0.215
Net realized and unrealized gain (loss) on investments                          0.370                 (0.260)                (0.347)
                                                                               ------                 ------                 ------
Total from investment operations                                                0.752                  0.112                 (0.132)
                                                                               ------                 ------                 ------
Less dividends and distributions:
Dividends from net investment income                                           (0.382)                (0.372)                (0.215)
Distributions from net realized gain on investments                                --                     --                 (0.003)
                                                                               ------                 ------                 ------
Total dividends and distributions                                              (0.382)                (0.372)                (0.218)
                                                                               ------                 ------                 ------
Net asset value, end of period                                                 $5.260                 $4.890                 $5.150
                                                                               ======                 ======                 ======
Total return(2)                                                                16.05%                  2.34%                 (2.52%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                       $61,993                $61,995                $55,631
Ratio of expenses to average net assets                                         0.55%                  0.55%                  0.55%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                                 1.01%                  0.98%                  1.02%
Ratio of net investment income to average net assets                            7.63%                  7.49%                  6.13%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                      7.17%                  7.06%                  5.66%
Portfolio turnover                                                               642%                   115%                   201%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the limitation was not in effect.


                                                                                           Ratio of net
                                                            Ratio of expenses to           investment income to
Total return                       Net assets               average net assets             average net assets   Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate that an   Net assets represent     The expense ratio is the       We determine this    This figure tells
investor would have earned or      the total value of all   percentage of net assets       ratio by dividing    you the amount of
lost on an investment in a fund.   the assets in a fund's   that a fund pays annually      net investment       trading activity in
In calculating this figure for     portfolio, less any      for operating expenses and     income by average    a fund's portfolio.
the financial highlights table,    liabilities, that are    management fees. These         net assets.          For example, a fund
we include fee waivers, and        attributable to that     expenses include accounting                         with a 50% turnover
assume the shareholder has         class of the fund.       and administration expenses,                        has bought and sold
reinvested all dividends and                                services for shareholders,                          half of the value of
realized gains.                                             and similar expenses.                               its total investment
                                                                                                                portfolio during the
                                                                                                                stated period.

Delaware
Corporate Bond
Fund

Delaware
Extended Duration
Bond Fund


                        Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.510.4015. You may also obtain additional information about a Fund from your financial adviser.

                        You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

                        Web site
                        www.delawareinvestments.com

                        E-mail
                        service@delinvest.com

                        Client Services Representative
                        800.510.4015

                        Delaphone Service
                        800.362.FUND (800.362.3863)

                        o For convenient access to account information or
                          current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                        Investment Company Act file number: 811-2071

                        Delaware Corporate Bond Fund Symbol
                                                       CUSIP            NASDAQ
                                                       -----            ------
                        Institutional Class          245908751          DGCIX

                        Delaware Extended Duration Bond Fund Symbol
                                                       CUSIP            NASDAQ
                                                       -----            ------
                        Institutional Class          245908793          DEEIX

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


PR-463 [--] BUR 9/01

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




                            Delaware Delchester Fund
                     Delaware High-Yield Opportunities Fund

                          Class A o Class B o Class C

                                   Prospectus

                               September 28, 2001


                              Current Income Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profiles                                              page 2
Delaware Delchester Fund                                        2
Delaware High-Yield Opportunities Fund                          4
 .................................................................
How we manage the Funds                                    page 6
Our investment strategies                                       6
The securities we typically invest in                           7
The risks of investing in the Funds                            10
 .................................................................
Who manages the Funds                                     page 12
Investment manager                                             12
Portfolio managers                                             12

Who's who?                                                     13

 .................................................................
About your account                                        page 14
Investing in the Funds                                         14
   Choosing a share class                                      14
How to reduce your sales charge                                16
How to buy shares                                              17
Retirement plans                                               18
How to redeem shares                                           19
Account minimums                                               20
Special services                                               21
Dividends, distributions and taxes                             23
Certain management considerations                              23
 .................................................................
Financial highlights                                      page 24

Profile: Delaware Delchester Fund

What is the Fund's goal?

       Delaware Delchester Fund seeks as high a level of current income as is consistent with providing reasonable safety. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund               What are the Fund's main investment strategies? We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's or similarly rated by
     o Investors looking for a              another nationally recognized statistical ratings organization (NRSRO). These are
       fixed-income investment that         commonly known as high-yield bonds or junk bonds and involve greater risks than
       offers potential for very            investment grade bonds. We may also invest in unrated bonds if we judge them to be
       high current income.                 of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. We will select bonds primarily based on the income potential they offer and
     o Investors with long-term             on our evaluation of the bond issuers' ability to make interest payments and repay
       financial goals.                     principal.

Who should not invest in the Fund           We may also invest in equity securities, foreign government securities and corporate bonds of foreign issuers. Though not expected to be a significant component of our
     o Investors with short-term            strategy under normal circumstances, we may also invest in investment grade
       financial goals.                     corporate bonds, U.S. government securities and high quality commercial paper.

     o Investors who are unwilling          What are the main risks of investing in the Fund? Investing in any mutual fund
       to own an investment whose           involves risk, including the risk that you may lose part or all of the money you
       value may fluctuate,                 invest. Over time, the value of your investment in the Fund will increase and
       sometimes significantly,             decrease according to changes in the value of the securities in the Fund's
       over the short term.                 portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

                                            For a more complete discussion of risk, please see "The risks of investing in the
                                            Funds" on page 10.

                                            An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


                                            You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

2

How has Delaware Delchester Fund performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the                                               Year-by-year total return (Class A)
risks of investing in the Fund. We show how
returns for the Fund's Class A shares have varied    43.45%  17.19%  16.50%  -4.47%  13.99%  12.33%  13.91%  -1.81%  -3.47%  -21.03%
over the past ten calendar years, as well as the     -------------------------------------------------------------------------------
average annual returns of all shares for the one-,     1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
five- and ten-year or lifetime periods, as
applicable. The Fund's past performance does not
necessarily indicate how it will perform in the
future.

As of June 30, 2001, the Fund's Class A shares had a calendar year-to-date return of -8.35%. During the periods illustrated in this bar chart, Class
A's highest quarterly return was 18.33% for the quarter ended March 31, 1991 and its lowest quarterly return was -10.42% for the quarter ended
December 31, 2000.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.


                                                                                  Average annual returns for periods ending 12/31/00
------------------------------------------------------------------------------------------------------------------------------------
CLASS                                                         A                  B                     C        Salomon Smith Barney
                                                                    (if redeemed)*        (if redeemed)*   Cash Pay High-Yield Index
------------------------------------------------------------------------------------------------------------------------------------
                                             (Inception 8/20/70) (Inception 5/2/94) (Inception 11/29/95)

1 year                                                   -24.85%            -24.45%              -22.33%                      -4.42%

5 years                                                   -1.82%             -1.84%               -1.60%                       4.75%

10 years or lifetime**                                     6.86%              0.12%               -1.35%                      10.77%

  The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.
 *If shares were not redeemed, the returns for Class B would be -21.62%, -1.60% and 0.12% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be -21.62%, -1.60% and -1.35% for the one-year, five-year and lifetime periods, respectively. Maximum sales charges are included in the Fund returns above.
**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Salomon Smith Barney Cash Pay High-Yield Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 6.67% and 4.98%, respectively.

                                       ------------------------------------------------------------------------------------------
What are the Fund's fees and expenses? CLASS                                                           A           B            C
---------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly   Maximum sales charge (load) imposed on
from your investments when you buy or     purchases as a percentage of offering price               4.75%       none         none
sell shares of each Fund.              Maximum contingent deferred sales charge (load)
                                          as a percentage of original purchase price or
                                          redemption price, whichever is lower                       none(1)      4%(2)        1%(3)
                                       Maximum sales charge (load) imposed on
                                          reinvested dividends                                       none       none         none
                                       Redemption fees                                               none       none         none
---------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are     Management fees                                              0.64%      0.64%        0.64%
deducted from the Fund's assets.       Distribution and service (12b-1) fees                        0.27%(4)   1.00%        1.00%
                                       Other expenses                                               0.42%      0.42%        0.42%
                                       Total operating expenses                                     1.33%      2.06%        2.06%

                                       ------------------------------------------------------------------------------------------
                                       CLASS(6)                      A          B                    B          C               C
                                                                                         (if redeemed)              (if redeemed)
---------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you   1 year                     $604       $209                 $609       $209            $309
compare the cost of investing in the   3 years                    $876       $646                 $946       $646            $646
Fund to the cost of investing in       5 years                   $1169      $1108                $1308      $1108           $1108
other mutual funds with similar        10 years                  $2000      $2203                $2203      $2390           $2390
investment objectives. We show the
cumulative amount of Fund expenses on
a hypothetical investment of $10,000
with an annual 5% return over the
time shown.(5) This is an example only,
and does not represent future
expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of
    4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0%
    thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Delchester Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% nor less than 0.10%.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

                                                                               3

Profile: Delaware High-Yield Opportunities Fund

What is the Fund's goal?

       Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund               What are the Fund's main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are
     o Investors with long-term             commonly known as high-yield bonds or junk bonds and involve greater risks than
       financial goals.                     investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated
     o Investors looking for a              bonds. The Fund may also invest in U.S. and foreign government securities and
       fixed-income investment that         corporate bonds of foreign issuers. In selecting bonds for the portfolio, we
       offers a combination of total        evaluate the income provided by the bond and the bond's appreciation potential as
       return with high current             well as the issuer's ability to make income and principal payments.
       income.

                                            What are the main risks of investing in the Fund? Investing in any mutual fund
     o Investors who want a total           involves risk, including the risk that you may lose part or all of the money you
       return-oriented income               invest. Over time, the value of your investment in the Fund will increase and
       investment as a                      decrease according to changes in the value of the securities in the Fund's
       diversification tool for             portfolio. This Fund will be affected primarily by declines in bond prices, which
       long-term, equity-oriented           can be caused by adverse changes in interest rates, adverse economic conditions or
       portfolios.                          poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse
Who should not invest in the Fund           economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent
     o Investors with short-term            regulatory standards.
       financial goals.
                                            For a more complete discussion of risk, please see "The risks of investing in the
     o Investors who are unwilling to       Funds" on page 10.
       own an investment whose value
       may fluctuate, sometimes             An investment in the Fund is not a deposit of any bank and is not insured or
       significantly, over the short        guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other
       term.                                government agency.

    You should keep in mind that an
    investment in the Fund is not a
    complete investment program; it
    should be considered just one
    part of your total financial
    plan. Be sure to discuss this
    Fund with your financial adviser
    to determine whether it is an
    appropriate choice for you.

How has Delaware High-Yield Opportunities Fund performed?
-----------------------------------------------------------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the                    Year-by-year total return (Class A)
Fund. We show returns for the Fund's Class A shares for the past four calendar
years, as well as the average annual returns of all shares for the one-year and               17.31%     2.85%     4.70%     -4.36%
since inception. The Fund's past performance does not necessarily indicate how                -------------------------------------
it will perform in the future. The returns reflect expense limitations. The                    1997      1998      1999      2000
returns would be lower without the expense limitations.

As of June 30, 2001, the Fund's Class A shares had a calendar year-to-date return of -6.39%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 6.14% for the quarter ended June 30, 1997 and its lowest quarterly return was -3.98% for the quarter ended September 30, 1998.


The maximum Class A sales charge of 4.75%, which is normally assessed when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 5 do include the sales charge.

4

                                                                                  Average annual returns for periods ending 12/31/00
------------------------------------------------------------------------------------------------------------------------------------
CLASS                                                     A                      B                    C         Salomon Smith Barney
                                                                    (if redeemed)*       (if redeemed)*    Cash Pay High-Yield Index
------------------------------------------------------------------------------------------------------------------------------------
                                        (Inception 12/30/96)   (Inception 2/17/98)  (Inception 2/17/98)
1 year-                                               -8.85%                -8.32%               -5.70%                       -4.42%
Lifetime**                                             3.58%                -2.15%               -1.35%                        3.41%

  The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

 *If shares were not redeemed, the returns for Class B would be -4.83% and -1.34% for the one-year and lifetime periods, respectively. Returns for Class C would be -4.83% and -1.35% for the one-year and lifetime periods, respectively. Maximum sales charges are included in the Fund returns above.
**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Salomon Smith Barney Cash Pay High-Yield Index returns are for the Class A lifetime period. The index return for Class B and Class C lifetime was -0.76%.



What are the Fund's fees and expenses?

                                           CLASS                                                   A                B              C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly       Maximum sales charge (load) imposed on
from your investments when you buy or       purchases as a percentage of offering price         4.75%             none          none
sell shares of each Fund.                  Maximum contingent deferred sales charge (load)
                                            as a percentage of original purchase price or
                                            redemption price, whichever is lower                none(1)           4%(2)        1%(3)
                                           Maximum sales charge (load) imposed on
                                            reinvested dividends                                none              none          none
                                           Redemption fees                                      none              none          none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are         Management fees                                     0.65%             0.65%         0.65%
deducted from the Fund's assets.           Distribution and service (12b-1) fees               0.30%             1.00%         1.00%
                                           Other expenses                                      0.45%             0.45%         0.45%
                                           Total annual fund operating expenses                1.40%             2.10%         2.10%
                                           Fee waivers and payments(4)                         0.27%             0.27%         0.27%
                                           Net expenses                                        1.83%             1.83%         1.83%



                                            CLASS(6)               A               B               B              C                C
                                                                                       (if redeemed)                   (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you       1 year                $585           $186            $586           $186             $286
compare the cost of investing in the      3 years                $872           $632            $932           $632             $632
Fund to the cost of investing in other    5 years              $1,180         $1,104          $1,304         $1,104           $1,104
mutual funds with similar investment     10 years              $2,053         $2,231          $2,231         $2,410           $2,410
objectives. We show the cumulative
amount of Fund expenses on a
hypothetical investment of $10,000
with an annual 5% return over the
time shown.(5) This is an example
only, and does not represent future
expenses, which may be greater or less
than those shown here.


(1)  A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2)  If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0%
     thereafter.
(3)  Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4)  The investment manager has contracted to waive fees and pay expenses through September 30, 2002 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.83% of average daily net assets.
(5)  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

(6)  The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

     Our investment strategies                                      We also do a thorough credit analysis of the
                                                                    issuer to determine whether that company has
     We analyze economic and market conditions,                     the financial ability to meet the bond's
     seeking to identify the securities or market                   payments.
     sectors that we think are the best
     investments for a particular fund. Following                   We maintain a well-diversified portfolio of
     are descriptions of how the portfolio                          high-yield bonds that represents many
     managers pursue the Funds' investment goals.                   different sectors and industries. Through
                                                                    diversification we can help to reduce the
We take a disciplined approach to investing,                        impact that any individual bond might have on
combining investment strategies and risk management                 the portfolio should the issuer have
techniques that can help shareholders meet their goals.             difficulty making payments.

     For both Delaware Delchester Fund and
     Delaware High-Yield Opportunities Fund, we                     Delaware Delchester Fund
     invest primarily in fixed-income securities
     that we believe will have a liberal and                        Our primary goal for Delaware Delchester Fund
     consistent yield and will tend to reduce the                   is to provide high current income. For this
     risk of market fluctuations. We expect to                      reason, the income potential of a bond is a
     invest the majority of the Funds' assets                       key selection criteria.
     primarily in high-yield bonds or junk bonds,
     which involve greater risks than investment                    It is our policy to invest at least 80% of
     grade bonds. The Funds may also invest in                      our assets in corporate bonds, U.S.
     unrated bonds that we consider to have                         government securities or commercial paper of
     comparable credit characteristics. Unrated                     companies rated A-1 or A-2 by S&P or P-1 or
     bonds may be more speculative in nature than                   P-2 by Moody's Investors Service, Inc. (which
     rated bonds.                                                   are two NRSROs). We are required to invest
                                                                    primarily in corporate bonds rated BBB or
     Before selecting high-yield corporate bonds,                   below; however we particularly emphasize
     we carefully evaluate each individual bond                     those rated BB or B. We generally focus more
     including its income potential and the size                    on bonds rated B in times of economic growth
     of the bond issuance. The size of the                          and more on bonds rated BB when the economy
     issuance helps us evaluate how easily we may                   appears to be slowing. The Fund also may
     be able to buy and sell the bond.                              invest in bonds of foreign issuers and equity
                                                                    securities in pursuit of its objective.


How to use
this glossary

This glossary includes
definitions of investment
terms, many of which are                    Glossary A-C     Amortized cost                                   Average maturity
used throughout the                                       --------------------------------------------------------------------------
Prospectus. If you would like                                Amortized cost is a method used to value a       An average of when
to know the meaning of an                                    fixed-income security that starts with the       the individual bonds
investment term that is not                                  face value of the security and then adds or      and other debt
explained in the text please                                 subtracts from that value depending on           securities held in a
check the glossary.                                          whether the purchase price was greater or        portfolio will mature.
                                                             less than the value of the security at
                                                             maturity. The amount greater or less than the
                                                             par value is divided equally over the time
                                                             remaining until maturity.


     Delaware High-Yield Opportunities Fund                    Each Fund's investment objective is
                                                               non-fundamental. This means that the Board of
     Delaware High-Yield Opportunities Fund                    Trustees may change a Fund's objective
     strives to provide total return, with income              without obtaining shareholder approval. If an
     as a secondary objective. Before purchasing a             objective were changed, we would notify
     bond, we evaluate both the income level and               shareholders before the change in the
     its potential for price appreciation. At                  objective became effective.
     least 65% of the Fund's assets will be
     invested in corporate bonds rated at the time
     of purchase as BB or lower by S&P or
     similarly rated by another NRSRO or, if
     unrated, that we judge to be of comparable
     quality. The Fund also may invest in bonds of
     foreign issuers in pursuit of its objective.


The securities we         Fixed-income securities generally offer the potential for greater income payments than stocks, and
typically invest in       also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
            Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                        Delaware Delchester Fund            Delaware High-Yield Opportunities Fund
                                                ------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations      Delaware Delchester Fund may invest       Delaware High-Yield Opportunities Fund
issued by a corporation and rated lower than      without limit in high-yield corporate     may invest without limit in high-yield
investment grade by an NRSRO such as S&P or       bonds. Emphasis is typically on those     corporate bonds. The Fund generally will
Moody's or, if unrated, that we believe are of    rated BB or B by an NRSRO.                not purchase corporate bonds which, at
comparable quality. These securities are                                                    the time of purchase, are rated lower
considered to be of poor standing and                                                       than CCC by S&P or Caa by Moody's.
predominately speculative.

U.S. government securities: Direct U.S.           Both Funds may invest without limit in U.S. government securities. However,
obligations including bills, notes, bonds and     they will typically be a small percentage of the portfolio because they
other debt securities issued by the U.S.          generally do not offer as high a level of current income as high-yield corporate
Treasury or securities of U.S. government         bonds.
agencies or instrumentalities which are
backed by the full faith and credit of the
United States.

Foreign government or corporate securities:       Delaware Delchester Fund may invest up    Delaware High-Yield Opportunities Fund
Securities issued by foreign governments or       to 20% of its total assets in securities  may invest up to 15% of its total assets
supranational entities or foreign corporations.   of issuers domiciled in foreign           in securities of issuers domiciled in
                                                  countries including both established      foreign countries including both
A supranational entity is an entity established   countries and those with emerging         established countries and those with
or financially supported by the national          markets.                                  emerging markets.
governments of one or more countries. The
International Bank for Reconstruction and
Development (more commonly known as the World
Bank) is one example of a supranational entity.
------------------------------------------------------------------------------------------------------------------------------------


Bond                                                     Bond ratings                                   Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,       Independent evaluations of                     The amount of money
municipality or government agency. In return for         creditworthiness, ranging from Aaa/AAA         you invest.
lending money to the issuer, a bond buyer                (highest quality) to D (lowest quality).
generally receives fixed periodic interest               Bonds rated Baa/BBB or better are
payments and repayment of the loan amount on a           considered investment grade. Bonds rated
specified maturity date. A bond's price changes          Ba/BB or lower are commonly known as
prior to maturity and is inversely related to            junk bonds. See also Nationally
current interest rates. When interest rates rise,        recognized statistical ratings
bond prices fall, and when interest rates fall,          organization.
bond prices rise. See Fixed-income securities.


------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware Delchester Fund                    Delaware High-Yield Opportunities Fund
                                             ---------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds:        We may invest in zero coupon bonds and payment-in-kind bonds, though we do
Zero coupon securities are debt                 not expect this to be a significant component of our strategy. The market prices
obligations which do not entitle the            of these bonds are generally more volatile than the market prices of securities
holder to any periodic payments of              that pay interest periodically and are likely to react to changes in interest
interest prior to maturity or a                 rates to a greater degree than interest-paying bonds having similar maturities
specified date when the securities begin        and credit quality. They may have certain tax consequences which, under certain
paying current interest. Therefore, they        conditions, could be adverse to the Funds.
are issued and traded at a price lower
than their face amounts or par value.
Payment-in-kind bonds pay interest or
dividends in the form of additional
bonds or preferred stock.

Equity securities: Equity securities            Each Fund may invest in equity securities. Generally, the Funds will invest
represent ownership interests in a              less than 5% of total assets in these securities.
company and consist of common stocks,
preferred stocks, warrants to acquire
common stock and securities convertible
into common stock.

Repurchase agreements: An agreement             Typically, we use repurchase agreements as a short-term investment for each
between a buyer of securities, such as a        Fund's cash position. In order to enter into these repurchase agreements, a Fund
Fund, and a seller of securities in             must have collateral of 102% of the repurchase price. No more than 10% of either
which the seller agrees to buy the              Fund's assets may be invested in repurchase agreements of over seven days'
securities back within a specified time         maturity. A Fund will only enter into repurchase agreements in which the
at the same price the buyer paid for            collateral is comprised of U.S. government securities.
them, plus an amount equal to an agreed
upon interest rate. Repurchase
agreements are often viewed as
equivalent to cash.

Restricted securities: Privately placed         We may invest in privately placed securities including those that are
securities whose resale is restricted           eligible for resale only among certain institutional buyers without
under securities law.                           registration, which are commonly known as Rule 144A Securities.

                                                Restricted securities that are           Restricted securities that are
                                                determined to be illiquid may not        determined to be illiquid may not
                                                exceed Delaware Delchester Fund's        exceed Delaware High-Yield
                                                10% limit on illiquid securities,        Opportunities Fund's 15% limit on
                                                which is described below.                illiquid securities, which is
                                                                                         described below.

Illiquid Securities: Securities that do         We may invest up to 10% of net assets    We may invest up to 15% of net assets in
not have a ready market, and cannot be          in illiquid securities.                  illiquid securities.
easily sold within seven days at
approximately the price that a fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------------


     C-D     Capital appreciation            Capital gains distributions      Commission                       Compounding
           -------------------------------------------------------------------------------------------------------------------------
             An increase in the value        Payments to mutual fund          The fee an investor pays to a    Earnings on an
             of an investment.               shareholders of profits          financial adviser for            investment's previous
                                             (realized gains) from the sale   investment advice and help in    earnings.
                                             of a fund's portfolio            buying or selling mutual
                                             securities. Usually paid once    funds, stocks, bonds or other
                                             a year; may be either            securities.
                                             short-term gains or long-term
                                             gains.


Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income producing and non-income producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks Each Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets. Borrowing money could result in the Funds being unable to meet their investment objectives.

Purchasing securities on a when-issued or delayed delivery basis Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Portfolio turnover The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives. We anticipate that each Fund will have an annual portfolio turnover of more than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

                              Contingent deferred sales
Consumer Price Index (CPI)    charge (CDSC)                  Corporate bond       Depreciation           Diversification
------------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S.           Fee charged by some mutual     A debt security      A decline in an        The process of spreading
inflation; represents the     funds when shares are          issued by a          investment's value.    investments among a number
price of a basket of          redeemed (sold back to the     corporation.                                of different securities,
commonly purchased goods.     fund) within a set number      See Bond.                                   asset classes or investment
                              of years; an alternative                                                   styles to reduce the risks
                              method for investors to                                                    of investing.
                              compensate a financial
                              adviser for advice and
                              service, rather than an
                              up-front commission.


The risks of investing   Investing in any mutual fund involves risk, including
          in the Funds   the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                  Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                Delaware Delchester Fund                     Delaware High-Yield Opportunities Fund
                                        --------------------------------------------------------------------------------------------
Market risk: is the risk that all or a       We maintain a long-term investment approach and focus on bonds that we
majority of the securities in a certain      believe will continue to pay interest or stocks we believe can appreciate over
market--like the stock or bond               an extended time frame regardless of interim market fluctuations. We do not try
market--will decline in value because of     to predict overall stock and bond market or interest rate movements and
factors such as economic conditions,         generally do not trade for short-term purposes.
future expectations or investor
confidence.

Industry and security risk: is the risk      We limit the amount of each Fund's assets invested in any one industry and in
that the value of securities in a            any individual security. We also follow a rigorous selection process before
particular industry or the value of an       choosing securities for the portfolio.
individual stock or bond will decline
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.

Interest rate risk: is the risk that         Each Fund is subject to interest rate risk. We cannot eliminate that risk,
securities will decrease in value if         but we do strive to manage it by monitoring economic conditions.
interest rates rise. The risk is greater
for bonds with longer maturities than
for those with shorter maturities.

Credit risk: is the risk that there is       Our careful, credit-oriented bond selection and our commitment to hold a
the possibility that a bond's issuer         diversified selection of high-yield bonds are designed to manage this risk.
will be unable to make timely payments
of interest and principal.

Investing in so-called "junk" or                                                     For Delaware High-Yield Opportunities
"high-yield" bonds entails the risk of                                               Fund: We generally do not purchase
principal loss, which may be greater                                                 corporate bonds which, at the time of
than the risk involved in investment                                                 purchase, are rated lower than CCC by
grade bonds. High-yield bonds are                                                    S&P or Caa by Moody's. If a corporate
sometimes issued by companies whose                                                  bond held by the Fund drops below these
earnings at the time of issuance are                                                 levels or goes into default, the Fund
less than the projected debt service on                                              will begin to sell the security in an
the junk bonds.                                                                      orderly manner, striving to minimize any
                                                                                     adverse affect on the Fund.

Recession risk: Although the market for      It is likely that protracted periods of economic uncertainty would cause
high-yield bonds existed through periods     increased volatility in the market prices of high-yield bonds, an increase in
of economic downturns, the high-yield        the number of high-yield bond defaults and corresponding volatility in each
market grew rapidly during the long          Fund's net asset value. In the past, uncertainty and volatility in the
economic expansion which took place in       high-yield market have resulted in volatility in a Fund's net asset value.
the United States during the 1980s.
During that economic expansion, the use      In striving to manage this risk, we allocate assets across a wide range of
of high-yield debt securities to finance     industry sectors. We may emphasize industries that have been less susceptible to
highly leveraged corporate acquisitions      economic cycles in the past, particularly if we believe that the economy may be
and restructurings increased                 entering into a period of slower growth.
dramatically. As a result, the
high-yield market grew substantially.
Some analysts believe a protracted
economic downturn would severely disrupt
the market for high-yield bonds,
adversely affect the value of
outstanding bonds and adversely affect
the ability of high-yield issuers to
repay principal and interest.
------------------------------------------------------------------------------------------------------------------------------------



               D-I      Dividend distribution            Duration                       Expense ratio
                     ---------------------------------------------------------------------------------------------------------------

                        Payments to mutual fund          A measurement of a             A mutual fund's total operating
                        shareholders of dividends        fixed-income investment's      expenses, expressed as a percentage of
                        passed along from the            price volatility. The          its total net assets. Operating expenses
                        fund's portfolio of              larger the number, the         are the costs of running a mutual fund,
                        securities.                      greater the likely price       including management fees, offices,
                                                         change for a given change      staff, equipment and expenses related to
                                                         in interest rates.             maintaining the fund's portfolio of
                                                                                        securities and distributing its shares.
                                                                                        They are paid from the fund's assets
                                                                                        before any earnings are distributed to
                                                                                        shareholders.


------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                Delaware Delchester Fund            Delaware High-Yield Opportunities Fund
                                            ----------------------------------------------------------------------------------------
Foreign risk: is the risk that foreign        We carefully evaluate the reward and risk associated with each foreign
securities may be adversely affected by       security that we consider.
political instability, changes in
currency exchange rates, foreign              We may invest up to 20% of the       We may invest up to 15% of the
economic conditions or inadequate             portfolio in securities of           portfolio in securities of
regulatory and accounting standards.          foreign issuers.                     foreign issuers.

Liquidity risk: is the possibility that       A less liquid secondary market may have an adverse effect on a Fund's ability to
securities cannot be readily sold within      dispose of particular issues, when necessary, to meet a Fund's liquidity needs or in
seven days at approximately the price         response to a specific economic event, such as the deterioration in the
that a fund values them.                      creditworthiness of the issuer. In striving to manage this risk, we evaluate the size of a bond issuance as a way to anticipate its likely liquidity level.

There is generally no established retail      We may invest only 10% of net        We may invest only 15% of net
secondary market for high-yield               assets in illiquid securities.       assets in illiquid securities.
securities. As a result, the secondary
market for high-yield securities is more
limited and less liquid than other
secondary securities markets. The
high-yield secondary market is
particularly susceptible to liquidity
problems when the institutions, such as
mutual funds and certain financial
institutions, which dominate it
temporarily stop buying bonds for
regulatory, financial or other reasons.

Adverse publicity and investor
perceptions may also disrupt the
secondary market for high-yield
securities.

Valuation risk: A less liquid secondary       Each Fund's privately placed high-yield securities are particularly
market as described above can make it         susceptible to the liquidity and valuation risks. We will strive to manage this
more difficult to obtain precise              risk by carefully evaluating individual bonds and by limiting the amount of the
valuations of the high-yield securities       portfolio that can be allocated to privately placed high-yield securities.
in its portfolio. During periods of
reduced liquidity, judgment plays a
greater role in valuing high-yield
securities.

Redemption risk: If investors redeem          Volatility in the high-yield market could increase redemption risk. We strive
more shares of a fund than are purchased      to maintain a cash balance sufficient to meet any redemptions. We may also
for an extended period of time, a fund        borrow money, if necessary, to meet redemptions.
may be required to sell securities
without regard to the investment merits
of such actions. This could decrease a
fund's asset base, potentially resulting
in a higher expense ratio.

Legislative and regulatory risk: The          We monitor the status of regulatory and legislative proposals to evaluate any
United States Congress has from time to       possible effects they might have on each Fund's portfolio.
time taken or considered legislative
actions that could adversely affect the
high-yield bond market. For example,
Congressional legislation has, with some
exceptions, generally prohibited
federally insured savings and loan
institutions from investing in
high-yield securities. Regulatory
actions have also affected the
high-yield market. Similar actions in
the future could reduce liquidity for
high-yield issues, reduce the number of
new high-yield securities being issued
and could make it more difficult for a
fund to attain its investment objective.
------------------------------------------------------------------------------------------------------------------------------------



Financial adviser          Fixed-income securities    Government securities       Inflation                    Investment goal
------------------------------------------------------------------------------------------------------------------------------------
Financial professional     With fixed-income          Securities issued by U.S.   The increase in the cost     The objective, such
(e.g., broker, banker,     securities, the money      government or its           of goods and services        as long-term capital
accountant, planner or     you originally invested    agencies. They include      over time. U.S. inflation    growth or high
insurance agent) who       is paid back at a          Treasuries as well as       is frequently measured by    current income, that
analyzes clients'          pre-specified maturity     agency-backed securities    changes in the Consumer      a mutual fund
finances and prepares      date. These securities,    such as Fannie Maes.        Price Index (CPI).           pursues.
personalized programs to   which include
meet objectives.           government, corporate or
                           municipal bonds, as well
                           as money market
                           securities, typically
                           pay a fixed rate of
                           return (often referred
                           to as interest). See
                           Bond.

Who manages the Funds

Investment     The Funds are managed by Delaware Management Company, a
   manager     series of Delaware Management Business Trust, which is
               an indirect, wholly owned subsidiary of Delaware
               Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:


                                                                          Investment management fees
               -------------------------------------------------------------------------------------
                                                                                      Delaware
                                                              Delaware               High-Yield
                                                           Delchester Fund        Opportunities Fund
               --------------------------------------------------------------------------------------
               As a percentage of average daily net assets      0.56%*                  0.55%*

               *Reflects a waiver of fees by the manager.


Portfolio      Peter C. Anderson has primary responsibility for making
managers       day-to-day investment decisions for each Fund. In
               making investment decisions for the Funds, Mr. Andersen regularly consults with Jude T. Driscoll.

               Peter C. Andersen, Vice President/Senior Portfolio Manager, has been participating in the management of the Funds since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Funds on September 29, 2000. Mr. Andersen earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder.

               Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.



                 M-N        Management fee                 Market capitalization                           Maturity
                          ----------------------------------------------------------------------------------------------------------
                            The amount paid by a           The value of a corporation determined by        The length of time until
                            mutual fund to the             multiplying the current market price of         a bond issuer must repay
                            investment adviser for         a share of common stock by the number of        the underlying loan
                            management services,           shares held by shareholders. A                  principal to bondholders.
                            expressed as an annual         corporation with one million shares
                            percentage of the fund's       outstanding and the market price per
                            average daily net assets.      share of $10 has a market capitalization
                                                           of $10 million.

Who's who?      This diagram shows the various organizations involved with managing, administering, and servicing the Delaware
                Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------        The Funds      ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 13 for details)                ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary distributor       |
                                     Lincoln Financial Distributors, Inc.      |
                                            Two Commerce Square                |
                                           Philadelphia, PA 19103              |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware Delchester Fund and Delaware High-Yield Opportunities Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.


NASD Regulation, Inc. (NASDR(SM))   Nationally recognized statistical ratings organization (NRSRO)    Net asset value (NAV)
------------------------------------------------------------------------------------------------------------------------------------
The independent subsidiary of       A company that assesses the credit quality of                     The daily dollar value of one
the National Association of         bonds, commercial paper, preferred and common                     mutual fund share. Equal to a
Securities Dealers, Inc.            stocks and municipal short-term issues, rating the                fund's net assets divided by
responsible for regulating the      probability that the issuer of the debt will meet                 the number of shares
securities industry.                the scheduled interest payments and repay the                     outstanding.
                                    principal. Ratings are published by such companies
                                    as Moody's Investors Service, Inc. (Moody's),
                                    Standard & Poor's (S&P), Inc. and Fitch, Inc.
                                    (Fitch).


About your account

Investing in      You can choose from a number of share classes for each Fund.
   the Funds      Because each share class has a different combination of
                  sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

                   Choosing a share class
  CLASS
    A               o  Class A shares have an up-front sales charge of up to
                       4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

                    o If you invest $100,000 or more, your front-end sales charge will be reduced.

                    o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

                    o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

                    o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A Sales Charges
                    ----------------------------------------------------------------------------------------------------------------
                                                Sales charge as %        Sales charge as %          Dealer's commission as
                        Amount of purchase      of offering price        of amount invested          % of offering price
                    ----------------------------------------------------------------------------------------------------------------
                        Less than $100,000           4.75%                     4.99%                        4.00%

                           $100,000 but
                          under $250,000             3.75%                     3.90%                        3.00%

                           $250,000 but
                          under $500,000             2.50%                     2.56%                        2.00%

                           $500,000 but
                          under $1,000,000           2.00%                     2.04%                        1.60%
                    ----------------------------------------------------------------------------------------------------------------
                        As shown below, there is no front-end sales charge when you purchase $1 million or more of Class
                        A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
                    ----------------------------------------------------------------------------------------------------------------
                                                Sales charge as %        Sales charge as %          Dealer's commission as
                        Amount of purchase      of offering price        of amount invested          % of offering price
                    ----------------------------------------------------------------------------------------------------------------

                    $1 million up to $5 million       none                     none                           1.00%

                         Next $20 million
                         up to $25 million            none                     none                           0.50%

                     Amount over $25 million          none                     none                           0.25%
                    ----------------------------------------------------------------------------------------------------------------


            P-S     Preferred stock               Principal                  Prospectus                    Redeem
                 -------------------------------------------------------------------------------------------------------------------
                    Preferred stock has           Amount of money you        The official offering         To cash in your shares by
                    preference over common        invest (also called        document that describes a     selling them back to the
                    stock in the payment of       capital). Also refers to   mutual fund, containing       mutual fund.
                    dividends and liquidation     a bond's original face     information required by
                    of assets. Preferred          value, due to be repaid    the SEC, such as
                    stocks also often pay         at maturity.               investment objectives,
                    dividends at a fixed rate                                policies, services and
                    and are sometimes                                        fees.
                    convertible into common
                    stock.


CLASS          o  Class B shares have no up-front sales charge, so the full
  B               amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

               o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

               o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

               o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

               o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

               o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

               o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS          o  Class C shares have no up-front sales charge, so the full
  C               amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

               o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

               o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

               o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

               o Unlike Class B shares, Class C shares do not automatically convert into another class.

               o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.


               Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                         Salomon Smith Barney Cash Pay         SEC (Securities and
Risk                        Sales charge                 High-Yield Index                      Exchange Commission)
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as        Charge on the purchase or    The Salomon Smith Barney              Federal agency
variability of value;       redemption of fund shares    Cash Pay High-Yield Index             established by Congress
also credit risk,           sold through financial       includes a mix of                     to administer the laws
inflation risk, currency    advisers. May vary with      non-investment grade                  governing the securities
and interest rate risk.     the amount invested.         corporate bonds that pay              industry, including
Different investments       Typically used to            cash interest, it                     mutual fund companies.
involve different types     compensate advisers for      excludes both corporate
and degrees of risk.        advice and service           bonds that pay
                            provided.                    deferred-interest and
                                                         bankrupt bonds.



How to reduce your    We offer a number of ways to reduce or eliminate the sales
      sales charge    charge on shares. Please refer to the Statement of
                      Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares class
      Program                      How it works                            A                     B                         C
------------------------------------------------------------------------------------------------------------------------------------
 Letter of Intent          Through a Letter of Intent you                  X               Although the Letter of Intent
                           agree to invest a certain                                       and Rights of Accumulation do
                           amount in Delaware Investments                                  not apply to the purchase of
                           Funds (except money market                                      Class B and Class C shares,
                           funds with no sales charge)                                     you can combine your purchase
                           over a 13-month period to                                       of Class A shares with your
                           qualify for reduced front-end                                   purchase of Class B and Class
                           sales charges.                                                  C shares to fulfill your
                                                                                           Letter of Intent or qualify
                                                                                           for Rights of Accumulation.
 Rights of Accumulation    You can combine your holdings                   X
                           or purchases of all funds in
                           the Delaware Investments
                           family (except money market
                           funds with no sales charge) as
                           well as the holdings and
                           purchases of your spouse and
                           children under 21 to qualify
                           for reduced front-end sales
                           charges.

 Reinvestment of Redeemed  Up to 12 months after you            For Class A, you will      For Class B, your          Not available
 Shares                    redeem shares, you can               not have to pay an         account will be
                           reinvest the proceeds without        additional front-end       credited with the
                           paying a sales charge as noted       sales charge.              contingent deferred
                           to the right.                                                   sales charge you
                                                                                           previously paid on the
                                                                                           amount you are
                                                                                           reinvesting. Your
                                                                                           schedule for contingent
                                                                                           deferred sales charges
                                                                                           and conversion to Class
                                                                                           A will not start over
                                                                                           again; it will pick up
                                                                                           from the point at which
                                                                                           you redeemed your
                                                                                           shares.

SIMPLE IRA, SEP/IRA,       These investment plans may                      X               There is no reduction in sales charges
SAR/SEP, Prototype         qualify for reduced sales                                       for Class B or Class C shares by group
Profit Sharing,            charges by combining the                                        purchases by retirement plans.
Pension, 401(k), SIMPLE    purchases of all members of
401(k), 403(b)(7), and     the group. Members of these
457 Retirement Plans       groups may also qualify to
                           purchase shares without a
                           front-end sales charge and may
                           qualify for a waiver of any
                           contingent deferred sales
                           charges.

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          Statement of Additional
       S-T     Share classes                 Signature guarantee           Standard deviation             Information (SAI)
            ------------------------------------------------------------------------------------------------------------------------
               Different classifications     Certification by a bank,      A measure of an                The document serving as
               of shares; mutual fund        brokerage firm or other       investment's volatility;       "Part B" of a fund's
               share classes offer a         financial institution         for mutual funds,              prospectus that provides
               variety of sales charge       that a customer's             measures how much a            more detailed information
               choices.                      signature is valid;           fund's total return has        about the fund's
                                             signature guarantees can      typically varied from its      organization,
                                             be provided by members of     historical average.            investments, policies and
                                             the STAMP program.                                           risks.

How to buy shares


[GRAPHIC OMITTED]      Through your financial adviser

                       Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED]      By mail

                       Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED]      By wire

                       Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED]      By exchange

                       You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.


[GRAPHIC OMITTED]      Through automated shareholder services

                       You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.



Stock                      Total return              Treasury bills            Treasury bonds               Treasury notes
------------------------------------------------------------------------------------------------------------------------------------
An investment that         An investment             Securities issued by      Securities issued by         Securities issued by
represents a share of      performance               the U.S. Treasury with    the U.S. Treasury with       the U.S. Treasury with
ownership (equity) in a    measurement, expressed    maturities of one year    maturities of 10 years       maturities of one to 10
corporation. Stocks are    as a percentage, based    or less.                  or longer.                   years.
often referred to as       on the combined
common stocks or           earnings from
equities.                  dividends, capital
                           gains and change in
                           price over a given
                           period.

How to buy shares    Once you have completed an application, you can open an
      (continued)    account with an initial investment of $1,000 and make
                     additional investments at any time for as little as $100.
                     If you are buying shares in an Individual Retirement
                     Account (IRA) or Roth IRA, under the Uniform Gifts to
                     Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only
                     $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

                     The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                     We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans     In addition to being an appropriate investment for your
                     IRA, Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call
                     800.523.1918.


         U-V           Uniform Gifts to Minors Act and Uniform
                       Transfers to Minors Act                            Volatility
                     ---------------------------------------------------------------------------------------------------------------
                       Federal and state laws that provide a              The tendency of an investment to go up or
                       simple way to transfer property to a minor         down in value by different magnitudes.
                       with special tax advantages.                       Investments that generally go up or down
                                                                          in value in relatively small amounts are
                                                                          considered "low volatility" investments,
                                                                          whereas those investments that generally
                                                                          go up or down in value in relatively large
                                                                          amounts are considered "high volatility"
                                                                          investments.


How to redeem
       shares

[GRAPHIC OMITTED]      Through your financial adviser

                       Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED]      By mail

                       You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED]      By telephone

                       You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED]      By wire

                       You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED]      Through automated shareholder services

                       You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

How to redeem shares   If you hold your shares in certificates, you must submit
(continued)            the certificates with your request to sell the shares. We
                       recommend that you send your certificates by certified mail.

                       When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

                       If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums       If you redeem shares and your account balance falls below
                       the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to
                       Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services       To help make investing with us as easy as possible, and
                       to help you build your investments, we offer the
                       following special services.
--------------------------------------------------------------------------------

            Automatic The Automatic Investing Plan allows you to make regular Investment Plan monthly or quarterly investments directly from your checking account.

       Direct Deposit  With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option  With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

             Dividend Through our Dividend Reinvestment Plan, you can have your Reinvestment Plan distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

            Exchanges  You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
     (continued)
                ----------------------------------------------------------------

       MoneyLine(SM)    Through our MoneyLineSM On Demand Service, you or your
   On Demand Service    financial adviser may transfer money between your Fund
                        account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

             MoneyLine Through our MoneyLine Direct Deposit Service you can Direct Deposit Service have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

            Systematic Through our Systematic Withdrawal Plan you can arrange a Withdrawal Plan regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

           Dividends, For each Fund, dividends, if any, are declared and paid distributions and monthly. Capital gains, if any, are paid twice a year. We taxes automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

                       Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                       We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

   Certain management  Investments by fund of funds
       considerations  Each Fund accepts investments from the funds within
                       Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights


                                                                                                                            Class A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Year ended
                                                                                                                              7/31
                          Delaware Delchester Fund                           2001        2000         1999        1998        1997
The Financial           ------------------------------------------------------------------------------------------------------------
highlights tables are
intended to help you        Net asset value, beginning of period            $4.390      $5.540       $6.650      $6.570      $6.140
understand each Fund's
financial performance.      Income (loss) from investment operations:
All "per share"
information reflects        Net investment income(4)                         0.432       0.524        0.597       0.608       0.598
financial results for a
single Fund share. This     Net realized and unrealized gain (loss)
information has been           on investments                               (1.276)     (1.155)      (1.102)      0.070       0.430
audited by Ernst &                                                          ------      ------       ------      ------      ------
Young LLP, whose
reports, along with a       Total from investment operations                (0.844)     (0.631)      (0.505)      0.678       1.028
Fund's financial                                                            ------      ------       ------      ------      ------
statements, are             Less dividends:
included in the Funds'
annual reports, which       Dividends from net investment income            (0.436)     (0.519)      (0.605)     (0.598)     (0.598)
are available upon                                                          ------      ------       ------      ------      ------
request by calling
800.523.1918.               Total dividends                                 (0.436)     (0.519)      (0.605)     (0.598)     (0.598)
                                                                            ------      ------       ------      ------      ------

                            Net asset value, end of period                  $3.110      $4.390       $5.540      $6.650      $6.570
                                                                            ======      ======       ======      ======      ======

                            Total return(2)                                (20.22%)(3) (11.93%)(3)   (7.65%)     10.73%      17.53%

                            Ratios and supplemental data:

                            Net assets, end of period (000 omitted)        $278,975   $485,581     $813,787  $1,060,136  $1,030,328

                            Ratio of expenses to average net assets           1.25%      1.27%        1.10%       1.06%       1.04%

                            Ratio of expenses to average net assets
                               prior to expense limitation and expenses
                               paid indirectly                                1.33%      1.30%        1.10%       1.06%       1.04%

                            Ratio of net investment income to
                               average net assets                            11.63%     10.55%       10.12%       9.16%       9.48%

                            Ratio of net investment income to
                               average net assets prior to expense
                               limitation and expenses paid indirectly       11.55%     10.52%       10.12%       9.16%       9.48%

                            Portfolio turnover                                 294%        82%          85%        117%        154%
                          ----------------------------------------------------------------------------------------------------------

                          (1) Commencement of operations; ratios have been annualized but total return has not been annualized.
                          (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
                          (3) Total return reflects an expense limitation in effect during the period.

                          (4) The average shares outstanding method has been applied for per share information for the years ended
                              July 31, 2000 and 2001.


     How to read the
Financial highlights    Net investment income    Net realized and unrealized gain (loss) on investments    Net asset value (NAV)
                     ---------------------------------------------------------------------------------------------------------------
                        Net investment income    A realized gain (loss) on investments occurs when         This is the value of a
                        includes dividend and    we sell an investment at a profit, while a                mutual fund share,
                        interest income earned   realized loss on investments occurs when we sell          calculated by dividing
                        from a fund's            an investment at a loss. When an investment               the net assets by the
                        investments; it is       increases or decreases in value but we do not sell        number of shares
                        after expenses have      it, we record an unrealized gain or loss. The             outstanding.
                        been deducted.           amount of realized gain per share that we pay to
                                                 shareholders, if any, would be listed under "Less
                                                 dividends and distributions-Distributions from net
                                                 realized gain on investments."

                                                       Class B                                                         Class C
----------------------------------------------------------------    -------------------------------------------------------------

                                                    Year ended                                                      Year ended
                                                          7/31                                                            7/31
    2001            2000         1999         1998        1997         2001        2000         1999        1998          1997
----------------------------------------------------------------    -------------------------------------------------------------
   $4.390           $5.540      $6.650       $6.570      $6.140       $4.390      $5.540       $6.650      $6.570      $6.140



    0.405            0.487       0.557        0.556       0.550        0.405       0.487        0.566       0.555       0.550


   (1.270)          (1.154)     (1.103)       0.072       0.430       (1.270)     (1.154)      (1.111)      0.073       0.430
   ------           ------     -------       ------      ------       ------      ------       ------      ------      ------
   (0.865)          (0.667)     (0.546)       0.628       0.980       (0.865)     (0.667)      (0.545)      0.628       0.980
   ------           ------     -------       ------      ------       ------      ------       ------      ------      ------


   (0.405)          (0.483)     (0.564)      (0.548)     (0.550)      (0.405)     (0.483)      (0.565)     (0.548)     (0.550)

   (0.405)          (0.483)     (0.564)      (0.548)     (0.550)      (0.405)     (0.483)      (0.565)     (0.548)     (0.550)
   ------           ------     -------       ------      ------       ------      ------       ------      ------      ------
   $3.120           $4.390      $5.540       $6.650      $6.570       $3.120      $4.390       $5.540      $6.650      $6.570
   ======           ======     =======       ======      ======       ======      ======       ======      ======      ======

  (20.85%)(3)      (12.57%)(3)  (8.34%)       9.91%      16.66%      (20.85%)(3) (12.57%)(3)   (8.34%)      9.91%      16.66%



 $118,235         $208,784    $349,960     $376,463    $273,499      $16,841     $33.871      $62,613     $50,945     $19,094

    1.98%            2.00%       1.85%        1.81%       1.79%        1.98%       2.00%        1.85%       1.81%       1.79%



    2.06%            2.03%       1.85%        1.81%       1.79%        2.06%       2.03%        1.85%       1.81%       1.79%


   10.90%            9.82%       9.37%        8.41%       8.73%       10.90%       9.82%        9.37%       8.41%       8.73%



   10.82%            9.79%       9.37%        8.41%       8.73%       10.82%       9.79%        9.37%       8.41%       8.73%

     294%              82%         85%         117%        154%         294%         82%          85%        117%        154%

----------------------------------------------------------------    -------------------------------------------------------------


                                                                                  Ratio of net
                                                    Ratio of expenses to average  investment income
Total return                 Net assets             net assets                    to average net assets     Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate     Net assets represent   The expense ratio is the      We determine this ratio   This figure tells
that an investor would       the total value of     percentage of net assets      by dividing net           you the amount of
have earned or lost on an    all the assets in a    that a fund pays annually     investment income by      trading activity in
investment in a fund. In     fund's portfolio,      for operating expenses        average net assets.       a fund's portfolio.
calculating this figure      less any               and management fees.                                    For example, a fund
for the financial            liabilities, that      These expenses include                                  with a 50% turnover
highlights table, we         are attributable to    accounting and                                          has bought and sold
include applicable fee       that class of the      administration expenses,                                half of the value of
waivers, exclude             fund.                  services for shareholders,                              its total investment
front-end and contingent                            and similar expenses.                                   portfolio during the
deferred sales charges,                                                                                     stated period.
and assume the
shareholder has
reinvested all dividends
and realized gains.


                                                                                                                            Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Period
                                                                                                             Year ended  12/30/96(1)
                          Delaware High-Yield                                                                      7/31     through
                          Opportunities Fund                                 2001        2000         1999         1998     7/31/97
                        ------------------------------------------------------------------------------------------------------------
                            Net asset value, beginning of period            $4.850      $5.120       $5.920      $5.920      $5.500

                            Income (loss) from investment operations:

                            Net investment income(2)                         0.444       0.455        0.434       0.523(2)    0.290

                            Net realized and unrealized gain (loss)
                               on investments and foreign currencies        (0.893)     (0.296)      (0.691)      0.336       0.299
                                                                            ------      ------       ------      ------      ------

                            Total from investment operations                (0.449)      0.159       (0.257)      0.859       0.589
                                                                            ------      ------       ------      ------      ------
                            Less dividends and distributions:

                            Dividends from net investment income            (0.451)     (0.429)      (0.438)     (0.605)     (0.169)
                                                                            ------      ------       ------      ------      ------

                            Distributions from net realized gain
                               on investments                                   --          --       (0.105)     (0.254)         --
                                                                            ------      ------       ------      ------      ------

                            Total dividends and distributions               (0.451)     (0.429)      (0.543)     (0.859)     (0.169)
                                                                            ------      ------       ------      ------      ------

                            Net asset value, end of period                  $3.950      $4.850       $5.120      $5.920      $5.920
                                                                            ======      ======       ======      ======      ======

                            Total return(3)                                 (9.96%)      3.28%       (4.26%)     15.66%      10.81%

                            Ratios and supplemental data:

                            Net assets, end of period (000 omitted)         $18,478    $15,650      $12,558      $9,670      $5,990

                            Ratio of expenses to average net assets           1.30%      1.30%        1.27%       1.14%       0.75%

                            Ratio of expenses to average net assets
                               prior to expense limitation and expenses
                               paid indirectly                                1.40%      1.57%        1.89%       1.44%       1.57%

                            Ratio of net investment income to
                               average net assets                            10.06%      9.21%        8.02%       8.88%       8.53%

                           Ratio of net investment income to
                               average net assets prior to expense
                               limitation and expenses paid indirectly        9.96%      8.94%        7.39%      8.586%       7.70%

                            Portfolio turnover                               1,201%       396%         382%        317%        270%
                          ----------------------------------------------------------------------------------------------------------

                          (1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
                          (2) Per share information for the period ended July 31, 1997 and the years ended July 31, 2000 and 2001 was based on the average shares outstanding method.
                          (3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period.
                              Performance would have been lower if the expense limitation was not in effect.



                                          Class B                                                   Class C
--------------------------------------------------------    -----------------------------------------------------
                                           Period                                                     Period
                          Year ended      2/17/98(1)                                 Year ended      2/17/98(1)
                                7/31      through                                          7/31      through
     2001          2000         1999      7/31/98                 2001         2000        1999      7/31/98
--------------------------------------------------------    -----------------------------------------------------
   $4.850        $5.120       $5.920       $5.870               $4.850       $5.120      $5.920       $5.870



    0.413         0.421        0.401        0.161(2)             0.414        0.422       0.403        0.161(2)


   (0.886)       (0.294)      (0.694)       0.044               (0.887)      (0.295)     (0.696)       0.044
   ------        ------       ------       ------               ------       ------      ------       ------

   (0.473)        0.127       (0.293)       0.205               (0.473)       0.127      (0.293)       0.205
   ------        ------       ------       ------               ------       ------      ------       ------



   (0.417)       (0.397)      (0.402)      (0.155)              (0.417)      (0.397)     (0.402)      (0.155)


       --            --       (0.105)          --                   --           --      (0.105)          --
   ------        ------       ------       ------               ------       ------      ------       ------

   (0.417)       (0.397)      (0.507)      (0.155)              (0.417)      (0.397)     (0.507)      (0.155)
   ------        ------       ------       ------               ------       ------      ------       ------

   $3.960        $4.850       $5.120       $5.920               $3.960       $4.850      $5.120       $5.920
   ======        ======       ======       ======               ======       ======      ======       ======

  (10.44%)        2.62%       (4.91%)       3.54%              (10.44%)       2.61%      (4.91%)       3.54%



  $11,210        $9,589       $6,296       $1,603               $3,044       $2,264      $1,913         $547

    2.00%         2.00%        1.97%        1.84%                2.00%        2.00%       1.97%        1.84%



    2.10%         2.27%        2.59%        2.14%                2.10%        2.27%       2.59%        2.14%


    9.36%         8.51%        7.32%        8.18%                9.36%        8.51%       7.32%        8.18%



    9.26%         8.24%        6.69%        7.88%                9.26%        8.24%       6.69%        7.88%

   1,201%          396%         382%         317%               1,201%         396%        382%         317%

--------------------------------------------------------    -----------------------------------------------------

                       This page intentionally left blank

Delaware
Delchester Fund

Delaware
High-Yield
Opportunities Fund

                      Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission
                      (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about a Fund from your financial adviser.

                      You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.

                      Web site

                      www.delawareinvestments.com

                      E-mail

                      service@delinvest.com

                      Shareholder Service Center

                      800.523.1918

                      Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

                      o For fund information, literature, price, yield and
                        performance figures.

                      o For information on existing regular investment accounts
                        and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

                      Delaphone Service

                      800.362.FUND (800.362.3863)

                      o For convenient access to account information or current
                        performance information on all Delaware Investments CUSIP NASDAQ Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                        Investment Company Act file number: 811-2071

                        Delaware Delchester Fund

                                                        CUSIP           NASDAQ
                                                        -----           ------
                        Class A                         245908207       DETWX
                        Class B                         245908405       DHYBX
                        Class C                         245908504       DELCX

                        Delaware High-Yield Opportunities Fund

                                                        CUSIP           NASDAQ
                                                        -----           ------
                        Class A                         245908876       DHOAX
                        Class B                         245908868       DHOBX
                        Class C                         245908850       DHOCX

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


PR-024 [--] BUR 9/01

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                            Delaware Delchester Fund

                     Delaware High-Yield Opportunities Fund

                              Institutional Class

                         Prospectus September 28, 2001


                              Current Income Funds

                            [Current Income Artwork]


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profiles                                              page 2
Delaware Delchester Fund                                        2
Delaware High-Yield Opportunities Fund                          4
 .................................................................
How we manage the Funds                                    page 6
Our investment strategies                                       6
The securities we typically invest in                           7
The risks of investing in the Funds                             9
 .................................................................
Who manages the Funds                                     page 11
Investment manager                                             11

Portfolio managers                                             11
Who's who?                                                     12

 .................................................................
About your account                                        page 13
Investing in the Funds                                         13
How to buy shares                                              14
How to redeem shares                                           16
Account minimum                                                17
Exchanges                                                      17
Dividends, distributions and taxes                             17
Certain management considerations                              17
 .................................................................
Financial highlights                                      page 18

Profile: Delaware Delchester Fund

What is the Fund's goal?

     Delaware Delchester Fund seeks as high a level of current income as is consistent with providing reasonable safety. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund                  What are the Fund's main investment strategies? We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's or
o  Investors looking                           similarly rated by another nationally recognized statistical ratings
   for a fixed-income                          organization (NRSRO). These are commonly known as high-yield bonds or junk bonds
   investment that                             and involve greater risks than investment grade bonds. We may also invest in
   offers potential for                        unrated bonds if we judge them to be of comparable quality. Unrated bonds may be
   very high current                           more speculative in nature than rated bonds. We will select bonds primarily
   income.                                     based on the income potential they offer and on our evaluation of the bond issuers' ability to make interest payments and repay principal.
o  Investors with long-term
   financial goals.                            We may also invest in equity securities, foreign government securities and corporate bonds of foreign issuers. Though not expected to be a significant component of our strategy under normal circumstances, we may also invest in
Who should not invest in the Fund              investment grade corporate bonds, U.S. government securities and high quality commercial paper.
o  Investors with short-term
   financial goals.                            What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you
o  Investors who are unwilling to              invest. Over time, the value of your investment in the Fund will increase and
   own an investment whose value               decrease according to changes in the value of the securities in the Fund's
   may fluctuate, sometimes                    portfolio. This Fund will be affected primarily by declines in bond prices,
   significantly, over the short term.         which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers.
You should keep in mind that an                High-yield bonds are rated below investment grade and are subject to greater
investment in the Fund is not a                risk that the issuer will be unable to make payments on interest and principal,
complete investment program; it                particularly under adverse economic conditions. Bonds of foreign issuers are
should be considered just one                  also subject to certain risks such as political and economic instability,
part of your total financial                   currency fluctuations and less stringent regulatory standards.
plan. Be sure to discuss this
Fund with your financial adviser               For a more complete discussion of risk, please see "The risks of investing in
to determine whether it is an                  the Funds" on page 9.
appropriate choice for you.
                                               An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


How has Delaware Delchester Fund performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you            Year-by-year total return (Institutional Class)
evaluate the risks of investing in the Fund.
We show how returns for the Fund's               43.88%  17.46%  16.74%  -4.35%  14.27%  12.61%  14.19%  -1.56%  -3.21%  -20.81%
Institutional Class shares have varied over      --------------------------------------------------------------------------------
the past ten calendar years, as well as the       1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
average annual returns for the one-year,
five-year, and ten-year periods. Delaware
Delchester Fund's Institutional Class
commenced operations on June 1, 1992. Return
information for the Institutional Class for
the periods prior to the time the
Institutional Class commenced operations is
calculated by taking the performance of the
Fund's Class A shares and eliminating all
sales charges that apply to Class A shares.
However, for those periods, no adjustment
has been made to eliminate the impact of
12b-1 plan payments, and performance may
have been affected had such an adjustment
been made. The Fund's past performance is
not necessarily an indication of how it will
perform in the future.

As of June 30, 2001, the Fund's
Institutional Class shares had a calendar year-to-date return of -8.51%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 18.41% for the quarter ended
March 31, 1991 and its lowest quarterly
return was -10.37% for the quarter ended
December 31, 2000.

   2
----


How has Delaware Delchester Fund performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00
                                                  Institutional Class                           Salomon Smith Barney
                                                  (Inception 6/1/92)                       Cash Pay High-Yield Index

  1 year                                               -20.81%                                         -4.42%

  5 years                                               -0.61%                                          4.75%

  10 years                                               7.66%                                         10.77%

The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from        Maximum sales charge (load) imposed on
your investments when you buy or sell                purchases as a percentage of offering price               none
shares of the Institutional Class.                Maximum contingent deferred sales charge (load)
                                                     as a percentage of original purchase price or
                                                     redemption price, whichever is lower                      none
                                                  Maximum sales charge (load) imposed on
                                                     reinvested dividends                                      none
                                                  Redemption fees                                              none
                                                  Exchange fees(1)                                             none
-------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted       Management fees                                             0.64%
from the Fund's assets.                           Distribution and service (12b-1) fees                        none
                                                  Other expenses                                              0.42%
                                                  Total operating expenses                                    1.06%
-------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare        1 year                                                     $108
the cost of investing in the Fund to the            3 years                                                    $337
cost of investing in other mutual funds with        5 years                                                    $585
similar investment objectives. We show the          10 years                                                 $1,294
cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(2) This
is an example only, and does not represent
future expenses, which may be greater or
less than those shown here.


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

                                                                            3
                                                                            ----

Profile: Delaware High-Yield Opportunities Fund

What is the Fund's goal?

     Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund                 What are the Fund's main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are
o Investors with long-term financial          commonly known as high-yield bonds or junk bonds and involve greater risks than
  goals.                                      investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than
o Investors looking for a fixed-income        rated bonds. The Fund may also invest in U.S. and foreign government securities
  investment that offers a combination        and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we
  of total return with high current           evaluate the income provided by the bond and the bond's appreciation potential
  income.                                     as well as the issuer's ability to make income and principal payments.

o Investors who want a total return-          What are the main risks of investing in the Fund? Investing in any mutual fund
  oriented income investment as a             involves risk, including the risk that you may lose part or all of the money you
  diversification tool for long-term,         invest. Over time, the value of your investment in the Fund will increase and
  equity-oriented portfolios.                 decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic
Who should not invest in the Fund             conditions or poor performance from specific industries or bond issuers.
                                              High-yield bonds are rated below investment grade and are subject to greater
o Investors with short-term                   risk that the issuer will be unable to make payments on interest and principal,
  financial goals.                            particular under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency
o Investors who are unwilling to              fluctuations and less stringent regulatory standards.
  own an investment whose value may
  fluctuate, sometimes significantly,         For a more complete discussion of risk, please see "The risks of investing in
  over the short term.                        the Funds" on page 9.

You should keep in mind that an investment    An investment in the Fund is not a deposit of any bank and is not insured or
in the Fund is not a complete investment      guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other
program; it should be considered just one     government agency.
part of your total financial plan. Be sure
to discuss this Fund with your financial
adviser to determine whether it is an
appropriate choice for you.

How has Delaware High-Yield Opportunities Fund performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the        Year-by-year total return (Institutional Class)
Fund. We show how returns for the Fund's Institutional Class shares have varied
over the past four calendar years, as well as the average annual returns for one    17.31%  3.12%   5.05%   -4.07%
year and lifetime periods. The Fund's past performance does not necessarily         ------------------------------
indicate how it will perform in the future. The returns reflect voluntary            1997   1998    1999    2000
expense caps. The returns would be lower without the voluntary caps.

As of June 30, 2001, the Fund's Institutional Class shares had a calendar year-to-date return of -6.47%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 6.14% for the quarter ended June 30, 1997 and its lowest quarterly return was -3.90% for the quarter ended September 30, 1998.


   4
----

How has Delaware High-Yield Opportunities Fund performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

                                                     Institutional Class                            Salomon Smith Barney
                                                     (Inception 12/30/96)                      Cash Pay High-Yield Index

  1 year                                                    -4.07%                                         -4.42%

  Lifetime                                                   5.06%                                          3.41%

The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly           Maximum sales charge (load) imposed on
from your investments when you buy or             purchases as a percentage of offering price                  none
sell shares of the Institutional Class.         Maximum contingent deferred sales charge (load)
                                                  as a percentage of original purchase price or
                                                  redemption price, whichever is lower                         none
                                                Maximum sales charge (load) imposed on
                                                  reinvested dividends                                         none
                                                Redemption fees                                                none
                                                Exchange fees(1)                                               none
------------------------------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are              Management fees                                               0.65%
deducted from the Fund's assets.                Distribution and service (12b-1) fees                          none
                                                Other expenses                                                0.45%
                                                Total annual fund operating expenses                          1.10%
                                                Fee waivers and payments(2)                                  (0.27%)
                                                Net expenses                                                  0.83%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare    1 year                                                          $85
the cost of investing in the Fund to the        3 years                                                        $322
cost of investing in other mutual funds with    5 years                                                        $580
similar investment objectives. We show the      10 years                                                     $1,316
cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(3) This
is an example only, and does not represent
future expenses, which may be greater or
less than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through September 30, 2002 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.83% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for year one and the total operating expenses without expense waivers for years two through ten.

                                                                            5
                                                                            ----

How we manage the Funds

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


For both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund, we invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Funds' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Funds may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.


Delaware Delchester Fund

Our primary goal for Delaware Delchester Fund is to provide high current income. For this reason, the income potential of a bond is a key selection criteria.

It is our policy to invest at least 80% of our assets in corporate bonds, U.S. government securities or commercial paper of companies rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's Investors Service, Inc. (which are two NRSROs). We are required to invest primarily in corporate bonds rated BBB or below; however we particularly emphasize those rated BB or B. We generally focus more on bonds rated B in times of economic growth and more on bonds rated BB when the economy appears to be slowing. The Fund also may invest in bonds of foreign issuers and equity securities in pursuit of its objective.

Delaware High-Yield Opportunities Fund

Delaware High-Yield Opportunities Fund strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Fund's assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another NRSRO or, if unrated, that we judge to be of comparable quality. The Fund also may invest in bonds of foreign issuers in pursuit of its objective.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

How to use
this glossary
This glossary
includes definitions
of investment terms,
many of which are        Glossary A-C  Amortized cost                                                   Average maturity
used throughout the                    -------------------------------------------------------------------------------------------
Prospectus. If you                     Amortized cost is a method used to value a fixed-income          An average of when the
would like to know                     security that starts with the face value of the security and     individual bonds and other
the meaning of an                      then adds or subtracts from that value depending on whether      debt securities held in a
investment term that                   the purchase price was greater or less than the value of the     portfolio will mature.
is not explained in                    security at maturity. The amount greater or less than the
the text please                        par value is divided equally over the time remaining until
check the glossary.                    maturity

   6
----

  The securities we    Fixed-income securities generally offer the potential for
typically invest in    greater income payments than stocks, and also may provide
                       capital appreciation.


------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                       Delaware Delchester Fund              Delaware High-Yield Opportunities Fund
High-yield corporate bonds: Debt obligations      Delaware Delchester Fund may invest        Delaware High-Yield Opportunities
issued by a corporation and rated lower than      without limit in high-yield                Fund may invest without limit in
investment grade by an NRSRO such as S&P or       corporate bonds. Emphasis is               high-yield corporate bonds. The Fund
Moody's or, if unrated, that we believe are of    typically on those rated BB or B by        generally will not purchase
comparable quality. These securities are          an NRSRO.                                  corporate bonds which, at the time
considered to be of poor standing and                                                        of purchase, are rated lower than
predominately speculative.                                                                   CCC by S&P or Caa by Moody's.

U.S. government securities: Direct U.S.           Both Funds may invest without limit in U.S. government securities. However, they
obligations including bills, notes, bonds and     will typically be a small percentage of the portfolio because they generally do
other debt securities issued by the U.S.          not offer as high a level of current income as high-yield corporate bonds.
Treasury or securities of U.S. government
agencies or instrumentalities which are
backed by the full faith and credit of the
United States.

Foreign government or corporate securities:       Delaware Delchester Fund may invest        Delaware High-Yield Opportunities
Securities issued by foreign governments or       up to 20% of its total assets in           Fund may invest up to 15% of its
supranational entities or foreign                 securities of issuers domiciled in         total assets in securities of
corporations.                                     foreign countries including both           issuers domiciled in foreign
                                                  established countries and those with       countries including both established
A supranational entity is an entity               emerging markets.                          countries and those with emerging
established or financially supported by the                                                  markets.
national governments of one or more
countries. The International Bank for
Reconstruction and Development (more commonly
known as the World Bank) is one example of a
supranational entity.

Zero coupon bonds and pay-in-kind bonds: Zero     We may invest in zero coupon bonds and payment-in-kind bonds, though we do not
coupon securities are debt obligations which      expect this to be a significant component of our strategy. The market prices of
do not entitle the holder to any periodic         these bonds are generally more volatile than the market prices of securities
payments of interest prior to maturity or a       that pay interest periodically and are likely to react to changes in interest
specified date when the securities begin          rates to a greater degree than interest-paying bonds having similar maturities
paying current interest. Therefore, they are      and credit quality. They may have certain tax consequences which, under certain
issued and traded at a price lower than their     conditions, could be adverse to the Funds.
face amounts or par value. Payment-in-kind
bonds pay interest or dividends in the form
of additional bonds or preferred stock.

Equity securities: Equity securities              Each Fund may invest in equity securities. Generally, the Funds will invest less
represent ownership interests in a company        than 5% of total assets in these securities.
and consist of common stocks, preferred
stocks, warrants to acquire common stock and
securities convertible into common stock.

Repurchase agreements: An agreement between a     Typically, we use repurchase agreements as a short-term investment for each
buyer of securities, such as a Fund, and a        Fund's cash position. In order to enter into these repurchase agreements, a Fund
seller of securities in which the seller          must have collateral of 102% of the repurchase price. No more than 10% of either
agrees to buy the securities back within a        Fund's assets may be invested in repurchase agreements of over seven days'
specified time at the same price the buyer        maturity. A Fund will only enter into repurchase agreements in which the
paid for them, plus an amount equal to an         collateral is comprised of U.S. government securities.
agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to
cash.


Bond                                                     Bond ratings                                           Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,       Independent evaluations of creditworthiness,           The amount of money
municipality or government agency. In return for         ranging from Aaa/AAA (highest quality) to D            you invest.
lending money to the issuer, a bond buyer                (lowest quality). Bonds rated Baa/BBB or better
generally receives fixed periodic interest               are considered investment grade. Bonds rated Ba/BB
payments and repayment of the loan amount on a           or lower are commonly known as junk bonds. See
specified maturity date. A bond's price changes          also Nationally recognized statistical ratings
prior to maturity and is inversely related to            organization.
current interest rates. When interest rates rise,
bond prices fall, and when interest rates fall,
bond prices rise. See Fixed-income securities.

                                                                            7
                                                                            ----

------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                       Delaware Delchester Fund              Delaware High-Yield Opportunities Fund

Restricted securities: Privately placed           We may invest in privately placed securities including those that are eligible
securities whose resale is restricted under       for resale only among certain institutional buyers without registration, which
securities law.                                   are commonly known as Rule 144A Securities.

                                                  Restricted securities that are             Restricted securities that are
                                                  determined to be illiquid may not          determined to be illiquid may not
                                                  exceed Delaware Delchester Fund's          exceed Delaware High-Yield
                                                  10% limit on illiquid securities,          Opportunities Fund's 15% limit on
                                                  which is described below.                  illiquid securities, which is
                                                                                             described below.

Illiquid securities: Securities that do not       We may invest up to 10% of net             We may invest up to 15% of net
have a ready market, and cannot be easily         assets in illiquid securities.             assets in illiquid securities.
sold within seven days at approximately the
price that a fund has valued them.

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income producing and non-income producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks Each Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets. Borrowing money could result in the Funds being unable to meet their investment objectives.

Purchasing securities on a when-issued or delayed delivery basis Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Portfolio turnover The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives. We anticipate that each Fund will have an annual portfolio turnover of more than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.


    Capital
C-D appreciation       Capital gains distributions       Commission                                 Compounding
------------------------------------------------------------------------------------------------------------------------------------
    An increase in     Payments to mutual fund           The fee an investor pays to a financial    Earnings on an investment's
    the value of an    shareholders of profits           adviser for investment advice and help     previous earnings.
    investment.        (realized gains) from the sale    in buying or selling mutual funds,
                       of a fund's portfolio             stocks, bonds or other securities.
                       securities. Usually paid once
                       a year; may be either
                       short-term gains or long-term
                       gains.

   8
----

The risks of investing     Investing in any mutual fund involves risk, including the risk that you may
          in the Funds     receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional
                           Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
             Risks                                                            How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                       Delaware Delchester Fund              Delaware High-Yield Opportunities Fund
Market risk is the risk that all or a majority    We maintain a long-term investment approach and focus on bonds that we believe
of the securities in a certain market--like       will continue to pay interest or stocks we believe can appreciate over an
the stock or bond market--will decline in         extended time frame regardless of interim market fluctuations. We do not try to
value because of factors such as economic         predict overall stock and bond market or interest rate movements and do not
conditions, future expectations or investor       trade for short-term purposes.
confidence.

Industry and security risk is the risk that       We limit the amount of each Fund's assets invested in any one industry and in
the value of securities in a particular           any individual security. We also follow a rigorous selection process before
industry or the value of an individual stock      choosing securities for the portfolio.
or bond will decline because of changing
expectations for the performance of that
industry or for the individual company issuing
the stock or bond.

Interest rate risk is the risk that securities    Each Fund is subject to interest rate risk. We cannot eliminate that risk, but
will decrease in value if interest rates rise.    we do strive to manage it by monitoring economic conditions.
The risk is greater for bonds with longer
maturities than for those with shorter
maturities.

Credit risk is the risk that there is the         Our careful, credit-oriented bond selection and our commitment to hold a
possibility that a bond's issuer will be          diversified selection of high-yield bonds are designed to manage this risk.
unable to make timely payments of interest and
principal.                                                                                   For Delaware High-Yield Opportunities
                                                                                             Fund: We generally do not purchase
Investing in so-called "junk" or "high-yield"                                                corporate bonds which, at the time of
bonds entails the risk of principal loss,                                                    purchase, are rated lower than CCC by
which may be greater than the risk involved in                                               S&P or Caa by Moody's. If a corporate
investment grade bonds. High-yield bonds are                                                 bond held by the Fund drops below
sometimes issued by companies whose earnings                                                 these levels or goes into default,
at the time of issuance are less than the                                                    the Fund will begin to sell the
projected debt service on the junk bonds.                                                    security in an orderly manner,
                                                                                             striving to minimize any adverse
                                                                                             affect on the Fund.

Recession risk: Although the market for           It is likely that protracted periods of economic uncertainty would cause
high-yield bonds existed through periods of       increased volatility in the market prices of high-yield bonds, an increase in
economic downturns, the high-yield market grew    the number of high-yield bond defaults and corresponding volatility in each
rapidly during the long economic expansion        Fund's net asset value. In the past, uncertainty and volatility in the
which took place in the United States during      high-yield market have resulted in volatility in a Fund's net asset value.
the 1980s. During that economic expansion, the
use of high-yield debt securities to finance      In striving to manage this risk, we allocate assets across a wide range of
highly leveraged corporate acquisitions and       industry sectors. We may emphasize industries that have been less susceptible to
restructurings increased dramatically. As a       economic cycles in the past, particularly if we believe that the economy may be
result, the high-yield market grew                entering into a period of slower growth.
substantially. Some analysts believe a
protracted economic downturn would severely
disrupt the market for high-yield bonds,
adversely affect the value of outstanding
bonds and adversely affect the ability of
high-yield issuers to repay principal and
interest.

Foreign risk is the risk that foreign             We carefully evaluate the reward and risk associated with each foreign security
securities may be adversely affected by           that we consider.
political instability, changes in currency
exchange rates, foreign economic conditions or    We may invest up to 20% of the             We may invest up to 15% of the
inadequate regulatory and accounting              portfolio in securities of foreign         portfolio in securities of foreign
standards.                                        issuers.                                   issuers.

                                                                                                               Dividend
Consumer Price Index (CPI)        Corporate bond               Depreciation     Diversification                distribution
------------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S. inflation;    A debt security issued       A decline in an  The process of spreading
represents the price of a basket  by a corporation. See Bond.  investment's     investments among a number of  Payments to mutual
of commonly purchased goods.                                   value.           different securities, asset    fund shareholders of
                                                                                classes or investment styles   dividends passed
                                                                                to reduce the risks of         along from the
                                                                                investing.                     fund's portfolio of
                                                                                                               securities.

                                                                            9
                                                                            ----

------------------------------------------------------------------------------------------------------------------------------------
             Risks                                                            How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                       Delaware Delchester Fund              Delaware High-Yield Opportunities Fund
Liquidity risk is the possibility that            A less liquid secondary market may have an adverse effect on a Fund's ability to
securities cannot be readily sold within seven    dispose of particular issues, when necessary, to meet a Fund's liquidity needs
days at approximately the price that a fund       or in response to a specific economic event, such as the deterioration in the
values them.                                      creditworthiness of the issuer. In striving to manage this risk, we evaluate the size of a bond issuance as a way to anticipate its likely liquidity level.

There is generally no established retail          We may invest only 10% of net assets       We may invest only 15% of net assets
secondary market for high-yield securities. As    in illiquid securities.                    in illiquid securities.
a result, the secondary market for high-yield
securities is more limited and less liquid
than other secondary securities markets. The
high-yield secondary market is particularly
susceptible to liquidity problems when the
institutions, such as mutual funds and certain
financial institutions, which dominate it
temporarily stop buying bonds for regulatory,
financial or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

Valuation risk: A less liquid secondary market    Each Fund's privately placed high-yield securities are particularly susceptible
as described above can make it more difficult     to the liquidity and valuation risks. We will strive to manage this risk by
to obtain precise valuations of the high-yield    carefully evaluating individual bonds and by limiting the amount of the
securities in its portfolio. During periods of    portfolio that can be allocated to privately placed high-yield securities.
reduced liquidity, judgment plays a greater
role in valuing high-yield securities.

Redemption risk: If investors redeem more         Volatility in the high-yield market could increase redemption risk. We strive to
shares of a fund than are purchased for an        maintain a cash balance sufficient to meet any redemptions. We may also borrow
extended period of time, a fund may be            money, if necessary, to meet redemptions.
required to sell securities without regard to
the investment merits of such actions. This
could decrease a fund's asset base,
potentially resulting in a higher expense
ratio.

Legislative and regulatory risk: The United       We monitor the status of regulatory and legislative proposals to evaluate any
States Congress has from time to time taken or    possible effects they might have on each Fund's portfolio.
considered legislative actions that could
adversely affect the high-yield bond market.
For example, Congressional legislation has,
with some exceptions, generally prohibited
federally insured savings and loan
institutions from investing in high-yield
securities. Regulatory actions have also
affected the high-yield market. Similar
actions in the future could reduce liquidity
for high-yield issues, reduce the number of
new high-yield securities being issued and
could make it more difficult for a fund to
attain its investment objective.

D-I   Duration                       Expense ratio
--------------------------------------------------------------------------------
      A measurement of a             A mutual fund's total operating expenses,
      fixed-income investment's      expressed as a percentage of its total net
      price volatility. The larger   assets. Operating expenses are the costs of
      the number, the greater the    running a mutual fund, including management
      likely price change for a      fees, offices, staff, equipment and expenses
      given change in interest       related to maintaining the fund's portfolio of
      rates.                         securities and distributing its shares. They
                                     are paid from the fund's assets before any
                                     earnings are distributed to shareholders.

  10
----

Who manages the Funds

     Investment    The Funds are managed by Delaware Management Company, a series of Delaware
        manager    Management Business Trust, which is an indirect, wholly owned subsidiary of
                   Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

     Investment                                                                              Delaware
management fees                                                     Delaware                 High-Yield
                                                                 Delchester Fund          Opportunities Fund

                   As a percentage of average daily net assets        0.56%*                    0.55%*

                   *Reflects a waiver of fees by the manager.

      Portfolio    Peter C. Andersen has primary responsibility for making day-to-day investment
       managers    decisions for each Fund. In making investment decisions for the Funds, Mr.
                   Andersen regularly consults with Jude T. Driscoll.

                   Peter C. Andersen, Vice President/Senior Portfolio Manager, has been participating in the management of the Funds since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Funds since September 29, 2000. Mr. Andersen earned a master's degree in
                   Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a
                   Skinner Fellow. Mr. Andersen received a bachelor's degree in
                   Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management
                   Associates and an investment analyst at the venture capital firm MTDC. Mr.
                   Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices.
                   He is a CFA charterholder.

                   Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President,
                   Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs &
                   Co.

Financial adviser        Fixed-income securities       Government securities    Inflation                 Investment goal
------------------------------------------------------------------------------------------------------------------------------------
Financial professional   With fixed-income             Securities issued by     The increase in the       The objective, such as
(e.g., broker, banker,   securities, the money you     U.S. government or its   cost of goods and         long-term capital
accountant, planner or   originally invested is paid   agencies. They include   services over time.       growth or high current
insurance agent) who     back at a pre-specified       Treasuries as well as    U.S. inflation is         income, that a mutual
analyzes clients'        maturity date. These          agency-backed            frequently measured by    fund pursues.
finances and prepares    securities, which include     securities such as       changes in the
personalized programs    government, corporate or      Fannie Maes.             Consumer Price Index
to meet objectives.      municipal bonds, as well as                            (CPI).
                         money market securities,
                         typically pay a fixed rate
                         of return (often referred to
                         as interest). See Bond.

                                                                            11
                                                                            ----

              This diagram shows the various organizations involved with managing, administering, and servicing the Delaware
Who's who?    Investments Funds.


                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Funds       ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 11 for details)                ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary distributor       |
                                     Lincoln Financial Distributors, L.P.      |
                                            Two Commerce Square                |
                                           Philadelphia, PA 19103              |
                                     ------------------------------------      |
                                                                       |       |
                                                                       |       |
                                                                  --------------
                                                                   Shareholders
                                                                  --------------

Board of Trustees A mutual fund is governed by a Board of        Custodian Mutual funds are legally required to protect their
Trustees which has oversight responsibility for the              portfolio securities and most funds place them with a
management of the fund's business affairs. Trustees              qualified bank custodian who segregates fund securities from
establish procedures and oversee and review the performance      other bank assets.
of the investment manager, the distributor and others that
perform services for the fund. At least 40% of the Board of      Distributor Most mutual funds continuously offer new shares
Trustees must be independent of the fund's investment            to the public through distributors who are regulated as
manager and distributor. For funds (such as Delaware             broker-dealers and are subject to NASD Regulation, Inc.
Delchester Fund and Delaware High-Yield Opportunities Fund)      (NASDR(SM)) rules governing mutual fund sales practices.
that rely on certain exemptive rules created by the SEC,
this percentage has been increased to a majority. These          Financial intermediary distributor Pursuant to a contractual
independent fund trustees, in particular, are advocates for      arrangement with Delaware Distributors, L.P., Lincoln
shareholder interests.                                           Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through
Investment manager An investment manager is a company            broker/dealers, financial advisers and other financial
responsible for selecting portfolio investments consistent       intermediaries.
with the objective and policies stated in the mutual fund's
prospectus. The investment manager places portfolio orders       Service agent Mutual fund companies employ service agents
with broker/dealers and is responsible for obtaining the         (sometimes called transfer agents) to maintain records of
best overall execution of those orders. A written contract       shareholder accounts, calculate and disburse dividends and
between a mutual fund and its investment manager specifies       capital gains and prepare and mail shareholder statements
the services the manager performs. Most management contracts     and tax information, among other functions. Many service
provide for the manager to receive an annual fee based on a      agents also provide customer service to shareholders.
percentage of the fund's average daily net assets. The
manager is subject to numerous legal restrictions,               Shareholders Like shareholders of other companies, mutual
especially regarding transactions between itself and the         fund shareholders have specific voting rights, including the
funds it advises.                                                right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder
Portfolio managers Portfolio managers are employed by the        vote, and funds seeking to change fundamental investment
investment manager or sub-adviser to make investment             policies must also seek shareholder approval.
decisions for individual portfolios on a day-to-day basis.


                                                                                   NASD Regulation, Inc.
M-P   Management fee         Market capitalization           Maturity              (NASDR(SM))
---------------------------------------------------------------------------------------------------------
      The amount paid by a   The value of a corporation      The length of time    The independent
      mutual fund to the     determined by multiplying the   until a bond issuer   subsidiary of the
      investment adviser     current market price of a       must repay the        National Association
      for management         share of common stock by the    underlying loan       of Securities
      services, expressed    number of shares held by        principal to          Dealers, Inc.
      as an annual           shareholders. A corporation     bondholders.          responsible for
      percentage of the      with one million shares                               regulating the
      fund's average daily   outstanding and the market                            securities industry.
      net assets             price per share of $10 has a
                             market capitalization of $10
                             million.

  12
----

About your account

Investing in   Institutional Class shares are available for purchase
   the Funds   only by the following:

               o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

               o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

               o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

               o a bank, trust company and similar financial institution
                 investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

               o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of the Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

Nationally recognized statistical                                Net asset
ratings organization (NRSRO)                                     value (NAV)              Preferred stock
------------------------------------------------------------------------------------------------------------------------------------

A company that assesses the credit quality of bonds,             The daily dollar         Preferred stock has preference over
commercial paper, preferred and common stocks and municipal      value of one mutual      common stock in the payment of dividends
short-term issues, rating the probability that the issuer of     fund share. Equal to     and liquidation of assets. Preferred
the debt will meet the scheduled interest payments and repay     a fund's net assets      stocks also often pay dividends at a
the principal. Ratings are published by such companies as        divided by the           fixed rate and are sometimes convertible
Moody's Investors Service, Inc. (Moody's), Standard & Poor's     number of shares         into common stock.
(S&P), and Fitch, Inc. (Fitch).                                  outstanding.

                                                                              13
                                                                            ----


How to buy shares  [GRAPHIC]  By mail
                              Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One
                              Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account)
                              with your check.

                   [GRAPHIC]  By wire

                              Ask your bank to wire the amount you want to invest to Bank of New York, ABA
                              #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

                   [GRAPHIC]  By exchange

                              You can exchange all or part of your investment in one or more funds in the
                              Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

                   [GRAPHIC]  Through your financial adviser

                              Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

P-S   Principal                      Prospectus                        Redeem                      Risk
------------------------------------------------------------------------------------------------------------------------------------
      Amount of money you invest     The official offering document    To cash in your shares by   Generally defined as
      (also called capital). Also    that describes a mutual fund,     selling them back to the    variability of value; also
      refers to a bond's original    containing information            mutual fund.                credit risk, inflation risk,
      face value, due to be repaid   required by the SEC, such as                                  currency and interest rate
      at maturity.                   investment objectives,                                        risk. Different investments
                                     policies, services and fees.                                  involve different types and
                                                                                                   degrees of risk.

  14
----

How to buy shares  The price you pay for shares will depend on when we receive
      (continued)  your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                   We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


                                  Salomon Smith Barney Cash         SEC (Securities and
Sales charge                      Pay High-Yield Index              Exchange Commission)             Share classes
------------------------------------------------------------------------------------------------------------------------------------
Charge on the purchase or         The Salomon Smith Barney Cash     Federal agency established by    Different classifications of
redemption of fund shares sold    Pay High-Yield Index includes     Congress to administer the       shares; mutual fund share
through financial advisers.       a mix of non-investment grade     laws governing the securities    classes offer a variety of
May vary with the amount          corporate bonds that pay cash     industry, including mutual       sales charge choices.
invested. Typically used to       interest, it excludes both        fund companies.
compensate financial advisers     corporate bonds that pay
for advice and service            deferred-interest and bankrupt
provided.                         bonds.

                                                                            15
                                                                            ----

How to redeem    [GRAPHIC]    By mail
       shares
                              You can redeem your shares (sell them back to the fund) by mail by writing to:
                              Delaware Investments, One Commerce Square, Philadelphia, PA 19103. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

                 [GRAPHIC]    By telephone

                              You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

                 [GRAPHIC]    By wire

                              You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

                 [GRAPHIC]    Through your financial adviser

                              Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

                                                                      Statement of Additional
S-V  Signature guarantee              Standard deviation              Information (SAI)                Stock
------------------------------------------------------------------------------------------------------------------------------------
     Certification by a bank,         A measure of an investment's    The document serving as "Part    An investment that represents
     brokerage firm or other          volatility; for mutual funds,   B" of a fund's prospectus that   a share of ownership (equity)
     financial institution that a     measures how much a fund's      provides more detailed           in a corporation. Stocks are
     customer's signature is valid;   total return has typically      information about the fund's     often referred to as common
     signature guarantees can be      varied from its historical      organization, investments,       stocks or equities.
     provided by members of the       average.                        policies and risks.
     STAMP program.


  16
----

     How to redeem     If you hold your shares in certificates, you must submit the certificates with
            shares     your request to sell the shares. We recommend that you send your certificates by
       (continued)     certified mail.

                       When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request.
                       If we receive your request after the close of regular trading on the New York
                       Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

   Account minimum     If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

         Exchanges     You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

        Dividends,     For each Fund, dividends, if any, are declared and paid monthly. Capital gains,
     distributions     if any, are paid twice a year. We automatically reinvest all dividends and any
         and taxes     capital gains.

                       Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.
                       The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                       We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


Certain management     Investments by fund of funds
    considerations
                       Each Fund accepts investments from the funds within Delaware Group Foundation
                       Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation
                       Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management.
                       For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the
                       Funds and Foundation Funds as a result of these transactions.

Total return           Treasury bills         Treasury bonds          Treasury notes          Volatility
------------------------------------------------------------------------------------------------------------------------------------
An investment          Securities issued by   Securities issued by    Securities issued by    The tendency of an investment
performance            the U.S. Treasury      the U.S. Treasury       the U.S. Treasury       to go up or down in value by
measurement,           with maturities of     with maturities of      with maturities of      different magnitudes.
expressed as a         one year or less.      10 years or longer.     one to 10 years.        Investments that generally go
percentage, based on                                                                          up or down in value in
the combined                                                                                  relatively small amounts are
earnings from                                                                                 considered "low volatility"
dividends, capital                                                                            investments, whereas those
gains and change in                                                                           investments that generally go
price over a given                                                                            up or down in value in
period.                                                                                       relatively large amounts are
                                                                                              considered "high volatility"
                                                                                              investments.

                                                                            17
                                                                            ----

Financial highlights


                                                                                                             Institutional Class
                                                                                                                 Year ended 7/31
The Financial           Delaware Delchester Fund                           2001        2000         1999        1998        1997
highlights tables       ------------------------------------------------------------------------------------------------------------
are intended to help    Net asset value, beginning of period             $4.390      $5.540       $6.650      $6.570       $6.140
you understand each
Fund's financial        Income (loss) from investment operations:
performance. All
"per share"             Net investment income(1)                          0.442       0.538        0.613       0.620        0.614
information reflects
financial results       Net realized and unrealized gain (loss)
for a single Fund          on investments                                (1.277)     (1.156)      (1.104)      0.075        0.429
share. This                                                              ------      ------       ------      ------       ------
information has been    Total from investment operations                 (0.835)     (0.618)      (0.491)      0.695        1.043
audited by Ernst &                                                       ------      ------       ------      ------       ------
Young LLP, whose        Less dividends:
reports, along with
the Funds' financial    Dividends from net investment income             (0.445)     (0.532)      (0.619)     (0.615)      (0.613)
statements, are                                                          ------      ------       ------      ------       ------
included in the         Total dividends                                  (0.445)     (0.532)      (0.619)     (0.615)      (0.613)
Funds' annual                                                            ------      ------       ------      ------       ------
reports, which are      Net asset value, end of period                   $3.110      $4.390       $5.540      $6.650       $6.570
available upon                                                           ======      ======       ======      ======       ======
request by calling
800.523.1918.           Total return(2)                                 (19.98%)    (11.70%)      (7.42%)     11.00%       17.82%

                        Ratios and supplemental data:

                        Net assets, end of period (000 omitted)         $20,112     $19,751      $38,687     $53,673      $44,065

                        Ratio of expenses to average net assets           0.98%       1.00%        0.85%       0.81%        0.79%

                        Ratio of expenses to average net assets prior
                           to expense limitation and expenses
                           paid indirectly                                1.06%       1.03%        0.85%       0.81%        0.79%

                        Ratio of net investment income to
                           average net assets                            11.90%      10.82%       10.37%       9.41%        9.73%

                        Ratio of net investment income to
                           average net assets prior to expense
                           limitation and expenses paid indirectly       11.82%      10.79%       10.37%       9.41%        9.73%

                        Portfolio turnover                                 294%         82%          85%        117%         154%

(1) The average shares outstanding method has been applied for per share information for the year ended July 31, 2000.

(2) Total investment return is based on the charge in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.


     How to read the
Financial highlights    Net investment income   Net realized and unrealized gain (loss) on investments   Net asset value (NAV)
------------------------------------------------------------------------------------------------------------------------------------
                        Net investment          A realized gain on investments occurs when we sell       This is the value of
                        income includes         an investment at a profit, while a realized loss         a mutual fund share,
                        dividend and            on investments occurs when we sell an investment         calculated by
                        interest income         at a loss. When an investment increases or               dividing the net
                        earned from a fund's    decreases in value but we do not sell it, we             assets by the number
                        securities; it is       record an unrealized gain or loss. The amount of         of shares
                        after expenses have     realized gain per share that we pay to                   outstanding.
                        been deducted.          shareholders, if any, would be listed under "Less
                                                dividends and distributions-Distributions from net
                                                realized gain on investments."

  18
----

                                                                                                            Institutional Class

                                                                                                                         Period
                                                                                                                     12/30/96(1)
Delaware High-Yield                                                                              Year ended 7/31         through
Opportunities Fund                                                2001        2000         1999              1998        7/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $4.850      $5.120       $5.920            $5.920         $5.500

Income from investment operations:

Net investment income(2)                                        0.458       0.473        0.444             0.537          0.290

Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.893)     (0.298)      (0.684)            0.330          0.299
                                                               ------      ------       ------            ------         ------
Total from investment operations                               (0.435)      0.175       (0.240)            0.867          0.589
                                                               ------      ------       ------            ------         ------
Less dividends and distributions:

Dividends from net investment income                           (0.465)     (0.445)      (0.455)           (0.613)        (0.169)

Dividends from net realized gain on investments                    --          --       (0.105)           (0.254)            --
                                                               ------      ------       ------            ------         ------
Total dividends and distributions                              (0.465)     (0.445)      (0.560)           (0.867)        (0.169)
                                                               ------      ------       ------            ------         ------
Net asset value, end of period                                 $3.950      $4.850       $5.120            $5.920         $5.920
                                                               ======      ======       ======            ======         ======
Total return(3)                                                (9.67%)      3.61%       (3.96%)           15.82%         10.81%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $3          $4       $3,691            $3,837         $3,330

Ratio of expenses to average net assets                         1.00%       1.00%        0.97%             0.84%          0.75%

Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly                                              1.10%       1.27%        1.59%             1.14%          1.27%

Ratio of net investment income to
   average net assets                                          10.36%       9.51%        8.32%             9.18%          8.53%

Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                     10.26%       9.24%        7.69%             8.88%          8.00%

Portfolio turnover                                             1,201%        386%         382%              317%           270%

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the period ended July 31, 1997 and the years ended July 31, 2000 and 2001 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes an expense limitation in effect during the period and reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                                                                                Ratio of net
                                               Ratio of expenses to             investment income
Total return            Net assets             average net assets               to average net assets   Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------------
This represents the     Net assets represent   The expense ratio is the         We determine this       This figure tells
rate that an            the total value of     percentage of net assets that    ratio by dividing       you the amount of
investor would have     all the assets in a    a fund pays annually for         net investment          trading activity in
earned or lost on an    fund's portfolio,      operating expenses and           income by average       a fund's portfolio.
investment in a         less any               management fees. These           net assets.             For example, a fund
fund. In calculating    liabilities, that      expenses include accounting                              with a 50% turnover
this figure for the     are attributable to    and administration expenses,                             has bought and sold
financial highlights    that class of the      services for shareholders, and                           half of the value of
table, we include       fund.                  similar expenses.                                        its total investment
applicable fee                                                                                          portfolio during the
waivers, and assume                                                                                     stated period.
the shareholder has
reinvested all
dividends and
realized gains.

                                                                            19
                                                                            ----

                     Delaware
                     Investments(SM)
                     --------------------------------------
                     A member of Lincoln Financial Group(R)





                       This page intentionally left blank

Delaware
Delchester Fund

Delaware
High-Yield
Opportunities Fund

                    Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission
                    (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.510.4015. You may also obtain additional information about a Fund from your financial adviser.

                    You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.

                    Web site

                    www.delawareinvestments.com

                    E-mail

                    service@delinvest.com

                    Client Services Representative

                    800.510.4015

                    Delaphone Service

                    800.362.FUND (800.362.3863)

                   oFor convenient access to account information or current
                    performance information on all Delaware Investments Funds seven days a week,

                    24 hours a day, use this Touch-Tone(R)service.

                    Investment Company Act file number: 811-2071

                                                              CUSIP      NASDAQ
                                                              -----      ------
                    Delaware Delchester Fund
                    Institutional Class                     245908306     DETIX

                    Delaware High-Yield Opportunities Fund
                    Institutional Class                     245908843     DHOIX

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

PR-044 [--] BUR 9/01

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)

Delaware Strategic
Income Fund

Class A o Class B o Class C


Prospectus September 28, 2001


Current Income Fund

[Current Income Artwork]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents


 .................................................................
Fund profile                                               page 2
Delaware Strategic Income Fund                                  2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              8
 .................................................................
Who manages the Fund                                      page 10
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     12
 .................................................................
About your account                                        page 13
Investing in the Fund                                          13
   Choosing a share class                                      13
How to reduce your sales charge                                15
How to buy shares                                              16
Retirement plans                                               17
How to redeem shares                                           18
Account minimums                                               19
Special services                                               19
Dividends, distributions and taxes                             21
 .................................................................
Financial highlights                                      page 22

Profile: Delaware Strategic Income Fund

What is the Fund's goal?

   The Fund seeks high current income and total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.


Who should invest in the Fund
                                              What are the Fund's main investment strategies? We invest primarily in bonds
o  Investors with long-term financial         allocated among three sectors of the fixed-income market. These include:
   goals.
                                              o  the High-Yield Sector, consisting of high-yielding, lower-rated or unrated
o  Investors looking for an investment           fixed-income securities that we believe to be similarly rated issued by U.S.
   that offers professional allocation           companies. (These involve higher risk and are commonly known as "junk
   among key types of fixed-income               bonds.");
   securities.
                                              o  the Investment Grade Sector, consisting of investment grade debt obligations
o  Investors looking for a fixed-income          of U.S. companies and those issued or guaranteed by the U.S. government, its
   investment that offers potential for          agencies or instrumentalities, or by U.S. companies; and
   high current income and total return.
                                              o  the International Sector, consisting of bonds issued by foreign governments, their agencies and instrumentalities, as well as other fixed-income
Who should not invest in the Fund                securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is
o  Investors with short-term financial           located, where the majority of its assets are or where it generates the
   goals.                                        majority of its operating income.)

o  Investors who are unwilling to own an      We determine the amount of the Fund's assets that will be allocated to each of
   investment whose value may fluctuate,      the three sectors based on our analysis of economic and market conditions and
   sometimes significantly, over the          our assessment of the income and appreciation potential offered by each sector.
   short term.                                We periodically reallocate the Fund's assets.


                                              What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The
                                              Fund is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to greater risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions.


                                              For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

                                              An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

                                              You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.


How has the Fund performed?
------------------------------------------------------------------------------------------------------------------------------------


This bar chart and table can help you evaluate the risks of investing in the                     Year-by-year total return (Class A)
Fund. We show how returns for the Fund's Class A shares have varied over the
past four calendar years, as well as the average annual returns of all shares                    9.41%   2.24%   -2.47%  -3.01%
for the one-year and lifetime periods. The Fund's past performance does not                      ------------------------------
necessarily indicate how it will perform in the future. The returns reflect an                   1997    1998     1999    2000
expense limitation. The returns would be lower without the limitation.

As of June 30, 2001, the Fund's Class A shares had a calendar year-to-date return of -2.03%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 4.54% for the quarter ended June 30, 1997 and its lowest quarterly return was -3.01% for the quarter ended September 30, 2000.


The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.

How has the Fund performed? (continued)                                           Average annual returns for periods ending 12/31/00
------------------------------------------------------------------------------------------------------------------------------------
  CLASS                                    A                              B                      C                  Lehman Brothers
                                                             (if redeemed)*         (if redeemed)*             Aggregate Bond Index

  1 year                                  -7.58%                     -7.28%                 -4.63%                           11.63%

  Lifetime (Inception 10/1/96)             1.04%                      1.12%                  1.45%                            7.76%

The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the
Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The index also does not include foreign fixed-income securities or high-yield bonds, which are a significant component of the Fund's strategy. Maximum sales charges are included in the Fund returns shown immediately above.

*  If shares were not redeemed, the returns for Class B and Class C would be -3.74% and -3.75% for the one-year and 1.46% and 1.45%
   for the lifetime periods, respectively.


What are the Fund's fees and expenses?

                                            CLASS                                                 A           B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly        Maximum sales charge (load) imposed on
from your investments when you buy or          purchases as a percentage of offering price      4.75%        none         none
sell shares of the Fund.
                                            Maximum contingent deferred sales charge (load)
                                               as a percentage of original purchase price or
                                               redemption price, whichever is lower              none(1)       4%(2)        1%(3)

                                            Maximum sales charge (load) imposed on
                                               reinvested dividends                              none        none         none

                                            Redemption fees                                      none        none         none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are          Management fees                                     0.65%       0.65%        0.65%
deducted from the Fund's assets.
                                            Distribution and service (12b-1) fees               0.25%(4)    1.00%        1.00%

                                            Other expenses                                      1.09%       1.09%        1.09%

                                            Total annual fund operating expenses                1.99%       2.74%        2.74%

                                                          CLASS(7)             A            B           B           C            C
                                                                                             (if redeemed)            (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you                       1 year            $667        $277         $677        $277         $377
compare the cost of investing in the
Fund to the cost of investing in other                     3 years         $1,070        $850       $1,150        $850         $850
mutual funds with similar investment
objectives. We show the cumulative                         5 years         $1,497      $1,450       $1,650      $1,450       $1,450
amount of Fund expenses on a
hypothetical investment of $10,000 with                    10 years        $2,682      $2,891       $2,891      $3,070       $3,070
an annual 5% return over the time
shown.(6) This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Board of Trustees set the 12b-1 plan expenses for the Fund's Class A shares at 0.25%. Expenses under the 12b-1 plan will not be more than 0.30%.


(5) The investment manager has agreed to waive fees and pay expenses through March 31, 2002 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinaty expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

Fund operating expenses including           CLASS                                                 A               B                C
voluntary expense caps in                   ----------------------------------------------------------------------------------------
place through March 31, 2002                Management fees                                   0.00%           0.00%            0.00%

                                            Distribution and service (12b-1) fees             0.25%(4)        1.00%            1.00%

                                            Other expenses                                    0.75%           0.75%            0.75%

                                            Total annual fund operating expenses              1.00%           1.75%            1.75%


(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 2.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Strategic Income Fund is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return.

Certain economic and market events may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the Fund.

The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Fund's performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the Fund after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the Fund, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Fund's assets may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

How to use
this glossary

This glossary includes    Glossary A-C | Amortized cost                                                   Average maturity
definitions of                         |--------------------------------------------------------------------------------------------
investment terms, many                 | Amortized cost is a method used to value a fixed-income          An average of when the
of which are used                        security that starts with the face value of the security and     individual bonds and other
throughout the                           then adds or subtracts from that value depending on whether      debt securities held in a
Prospectus. If you                       the purchase price was greater or less than the value of the     portfolio will mature.
would like to know the                   security at maturity. The amount greater or less than the
meaning of an                            par value is divided equally over the time remaining until
investment term that                     maturity.
is not explained in
the text please check
the glossary.

  The securities we        Fixed-income securities generally offer the potential
typically invest in        for greater income payments than stocks, and
                           also may provide capital appreciation.


------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by      The Fund may invest up to 60% of net assets in high-yield corporate
a corporation and rated lower than investment grade by      bonds. Emphasis is typically on those rated BB or Ba by an NRSRO.
a nationally recognized statistical ratings
organization (NRSRO) such as S&P or Moody's. High-yield     We carefully evaluate an individual company's financial situation, its
bonds are issued by corporations that have lower credit     management, the prospects for its industry and the technical factors
quality and may have difficulty repaying principal and      related to its bond offering. Our goal is to identify those companies
interest.                                                   that we believe will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

U.S. government securities: Direct U.S. obligations         The Fund may invest up to 60% of net assets in direct U.S. government
including bills, notes, bonds as well as other debt         obligations; however, these securities will typically be a smaller
securities issued by the U.S. Treasury and securities       percentage of the portfolio because they generally do not offer as high
of U.S. government agencies or instrumentalities.           a level of current income as other fixed-income securities the Fund may invest in.

Mortgage-backed securities: Fixed-income securities         We may invest up to 60% of net assets in government-related
that represent pools of mortgages, with investors           mortgage-backed securities or fully collateralized privately issued
receiving principal and interest payments as the            mortgage-backed securities.
underlying mortgage loans are paid back. Many are
issued and guaranteed against default by the U.S.           We may also invest in mortgage-backed securities issued by private
government or its agencies or instrumentalities, such       companies whether or not the securities are 100% collateralized.
as the Federal Home Loan Mortgage Corporation, Fannie       However, these securities must be rated in one of the four highest
Mae and the Government National Mortgage Association.       categories by an NRSRO at the time of purchase. The privately issued
Others are issued by private financial institutions,        securities we invest in are either CMOs or REMICs (see below).
with some fully collateralized by certificates issued
or guaranteed by the government or its agencies or
instrumentalities.

Collateralized mortgage obligations (CMOs): Privately       See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is
the mortgages that are grouped into different pools
according to their maturity.

Real estate mortgage investment conduits (REMICs):          See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose underlying
value is a fixed pool of mortgages secured by an
interest in real property. Like CMOs, REMICs offer
different pools.

Asset-backed securities: Bonds or notes backed by           We invest only in asset-backed securities rated in one of the four
accounts receivables including home equity, automobile      highest categories by an NRSRO.
or credit loans.

Investment grade corporate bonds: Debt obligations          The Fund may invest up to 60% of net assets in investment grade
issued by a corporation, rated in one of the four           corporate bonds.
highest categories by an NRSRO (or, if unrated, that we
believe are of equal quality). Debt securities within
the top three categories comprise what are known as
high-grade bonds and are regarded as having a strong
ability to pay principal and interest. Securities in
the fourth category are known as medium-grade bonds and
are regarded as having an adequate capacity to pay
principal and interest but with greater vulnerability
to adverse economic conditions and speculative
characteristics.

Foreign government securities and foreign corporate         We may invest in foreign government securities and we primarily focus on
bonds: Securities issued by foreign governments or          better quality bonds with investment grade credit ratings. We may also
supranational entities. A supranational entity is an        invest in securities issued by supranational entities, which are
entity established or financially supported by the          typically of higher quality.
national governments of one or more countries. The
International Bank for Reconstruction and Development       We may invest in both rated and unrated securities of foreign
(more commonly known as the World Bank) is one example      securities. We may invest both in investment grade securities and
of a supranational entity. Foreign corporate bonds are      non-investment grade securities (i.e., those rated BB or lower by S&P or
debt obligations issued by a foreign corporation.           Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO).

                                                            However, up to 15% of the Fund's assets may also be invested in foreign government securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.

Bond                                                        Bond ratings                                        Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,          Independent evaluations of creditworthiness,        The amount of money
municipality or government agency. In return for            ranging from Aaa/AAA (highest quality) to D         you invest.
lending money to the issuer, a bond buyer generally         (lowest quality). Bonds rated Baa/BBB or better
receives fixed periodic interest payments and repayment     are considered investment grade. Bonds rated
of the loan amount on a specified maturity date. A          Ba/BB or lower are commonly known as junk bonds.
bond's price changes prior to maturity and is inversely     See also Nationally recognized statistical
related to current interest rates. When interest rates      ratings organization.
rise, bond prices fall, and when interest rates fall,
bond prices rise. See Fixed-income securities.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon        We may invest in zero coupon bonds and payment in kind bonds, though we
bonds are debt obligations which do not entitle the         do not expect this to be a significant component of our strategy. The
holder to any periodic payments of interest prior to        market prices of these bonds are generally more volatile than the market
maturity or a specified date when the securities begin      prices of securities that pay interest periodically and are likely to
paying current interest. Therefore, they are issued and     react to changes in interest rates to a greater degree than
traded at a price lower than their face amounts or par      interest-paying bonds having similar maturities and credit quality. They
value. Payment-in-kind bonds pay interest or dividends      may have certain tax consequences which, under certain conditions, could
in the form of additional bonds or preferred stock.         be adverse to the Fund.

Equity securities: Common stocks, preferred stocks          Up to 10% of the Fund's assets may be invested in U.S. equity
(including adjustable rate preferred stocks) and other      securities.
equity securities, such as convertible securities and
warrants.                                                   We would select only equity securities that were consistent with the
                                                            Fund's objective of high current income and total return.

Options and futures: Options represent a right to buy       At times when we anticipate adverse conditions, we may want to protect
or sell a security or group of securities at an agreed      gains on securities without actually selling them. We might use options
upon price at a future date. The purchaser of an option     or futures to neutralize the effect of any price declines, without
may or may not choose to go through with the                selling a bond or bonds, or as a hedge against changes in interest
transaction.                                                rates.

Futures contracts are agreements for the purchase or        Use of these strategies can increase the operating costs of the Fund and
sale of a security or group of securities at a specific     can lead to loss of principal.
price, on a specific date. Unlike an option, a futures
contract must be executed unless it is sold before the
settlement date.

Certain options and futures may be considered to be derivative securities.

Investment company securities: In some foreign              We may invest in either closed-end or open-end investment companies
countries, investments by a mutual fund may only be         consistent with Investment Company Act of 1940 requirements. These
made through investments in closed-end investment           investments involve an indirect payment of a portion of the other
companies that in turn invest in the securities of such     investment companies' expenses, including advisory fees.
countries.

Brady Bonds: These are debt securities issued under the     We may invest in Brady Bonds. We believe that the economic reforms
framework of the Brady Plan, an initiative announced by     undertaken by countries in connection with the issuance of Brady Bonds
the U.S. Treasury Secretary, Nicholas F. Brady in 1989,     makes the debt of countries that have issued Brady Bonds or those that
as a mechanism for debtor nations to restructure their      have announced plans to issue them a viable opportunity for investment.
outstanding external indebtedness (generally,
commercial bank debt).

Foreign currency, foreign currency contracts or forward     We may invest in securities issued in any currency and may hold foreign
contracts: A forward contract involves an obligation to     currency.
purchase or sell a specific currency at a future date
at a price set at the time of the contract. Forward         Although the Fund values its assets daily in terms of U.S. dollars, we
contracts are used to "lock-in" the price of a security     do not convert our holdings of foreign currencies into U.S. dollars on a
that will be purchased or sold, in terms of U.S.            daily basis. We may, however, from time to time, purchase or sell
dollars or other currencies.                                foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. By entering into these transactions, the
                                                            Fund attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received. These transactions may increase the Fund's expenses.

Repurchase agreements: An agreement between a buyer of      Typically, we use repurchase agreements as a short-term investment for
securities, such as the Fund, and a seller of               the Fund's cash position. In order to enter into these repurchase
securities, in which the seller agrees to buy the           agreements, the Fund must have collateral of 102% of the repurchase
securities back within a specified time at the same         price. The Fund will only enter into repurchase agreements in which the
price the buyer paid for them, plus an amount equal to      collateral is comprised of U.S. government securities.
an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.

Restricted securities: Privately placed securities          We may invest in privately placed securities, including those that are
whose resale is restricted under securities law.            eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities.
                                                            Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is described below.

C-D   Capital appreciation        Capital gains distributions       Commission                       Compounding
      ------------------------------------------------------------------------------------------------------------------------------
      An increase in the value    Payments to mutual fund           The fee an investor pays to a    Earnings on an investment's
      of an investment.           shareholders of profits           financial adviser for            previous earnings.
                                  (realized gains) from the sale    investment advice and help in
                                  of a fund's portfolio             buying or selling mutual
                                  securities. Usually paid once     funds, stocks, bonds or other
                                  a year; may be either             securities.
                                  short-term gains or long-term
                                  gains.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an         Interest rate swaps may be used to adjust the Fund's sensitivity to
interest rate swap, a fund receives payments from           interest rates by changing its duration. We may also use interest rate
another party based on a floating interest rate in          swaps to hedge against changes in interest rates.
return for making payments based on a fixed interest
rate. An interest rate swap can also work in reverse,       We use index swaps to gain exposure to markets that the Fund invests
with a fund receiving payments based on a fixed             in, such as the corporate bond market. We may also use index swaps as
interest rate and making payments based on a floating       a substitute for futures, options or forward contracts if such
interest rate. In an index swap, a fund receives gains      contracts are not directly available to the Fund on favorable terms.
or incurs losses based on the total return of an index,
in exchange for making fixed or floating interest rate      Interest rate swaps and index swaps will be considered illiquid
payments to another party.                                  securities (see below).

Illiquid securities: Securities that do not have a          We may invest up to 15% of net assets in illiquid securities.
ready market, and cannot be easily sold within seven
days at approximately the price that a fund has valued
them.

Please see the Statement of Additional Information for additional descriptions on these securities.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defensive positions We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover The Fund intends to engage in active and frequent trading of its portfolio securities to achieve its investment objectives. We anticipate that the Fund will have an annual portfolio turnover of more than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.


                              Contingent deferred
Consumer Price Index (CPI)    sales charge (CDSC)                 Corporate bond     Depreciation       Diversification
------------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S.           Fee charged by some mutual funds    A debt security    A decline in an    The process of spreading
inflation; represents the     when shares are redeemed (sold      issued by a        investment's       investments among a number
price of a basket of          back to the fund) within a set      corporation.       value.             of different securities,
commonly purchased goods.     number of years; an alternative     See Bond.                             asset classes or investment
                              method for investors to                                                   styles to reduce the risks
                              compensate a financial adviser                                            of investing.
                              for advice and service, rather
                              than an up-front commission.

The risks of investing     Investing in any mutual fund involves risk,
           in the Fund     including the risk that you may receive little or
                           no return on your investment, and the risk that you may lose part or all of the money you invest.
                           Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years.
                           Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the       We maintain a long-term investment approach and focus on bonds that we
securities in a certain market--like the stock or bond      believe will continue to pay interest regardless of interim market
market--will decline in value because of factors such       fluctuations. We do not try to predict overall bond market or interest
as economic conditions, future expectations or investor     rate movements and generally do not trade for short-term purposes.
confidence.
                                                            In evaluating the use of an index swap, we carefully consider how
Index swaps are subject to the same market risks as the     market changes could affect the swap and how that compares to us
investment market or sector that the index represents.      investing directly in the market the swap is intended to represent.
Depending on the actual movements of the index and how
well the portfolio manager forecasts those movements, a
fund could experience a higher or lower return than
anticipated.

Industry and security risk is the risk that the value       We diversify the Fund's assets across three distinct sectors of the
of securities in a particular industry or the value of      bond market and among a wide variety of individual issuers.
an individual stock or bond will decline because of
changing expectations for the performance of that
industry or for the individual company issuing the
stock or bond.

Interest rate risk is the risk that securities will         The Fund is subject to interest rate risk. We cannot eliminate that
decrease in value if interest rates rise. The risk is       risk, but we do strive to manage it by monitoring economic conditions.
greater for bonds with longer maturities than for those
with shorter maturities.                                    The Fund will not invest in swaps with maturities of more than two years. Each business day we will calculate the amount the Fund must
Swaps may be particularly sensitive to interest rate        pay for any swaps it holds and will segregate enough cash or other
changes. Depending on the actual movements of interest      liquid securities to cover that amount.
rates and how well the portfolio managers anticipate
them, a fund could experience a higher or lower return
than anticipated.

Credit risk is the possibility that a bond's issuer (or     Our careful, credit-oriented bond selection and our commitment to hold
an entity that insures the bond) will not be able to        a diversified selection of high-yield bonds are designed to manage
make timely payments of interest and principal.             this risk.

Investing in so-called "junk" or "high-yield" bonds         It is likely that protracted periods of economic uncertainty would
entails the risk of principal loss, which may be            cause increased volatility in the market prices of high-yield bonds,
greater than the risk involved in investment grade          an increase in the number of high-yield bond defaults and
bonds. High-yield bonds are sometimes issued by             corresponding volatility in the Fund's net asset value.
companies whose earnings at the time the bond is issued
are less than the projected debt payments on the bonds.     Our holdings of high quality investment grade bonds are less subject to credit risk and may help to balance any credit problems experienced
Some analysts believe a protracted economic downturn        by individual high-yield bond issuers or foreign issuers.
would severely disrupt the market for high-yield bonds,
adversely affect the value of outstanding bonds and         When selecting dealers with whom we would make interest rate or index
adversely affect the ability of high-yield issuers to       swap agreements, we focus on those with high quality ratings and do
repay principal and interest.                               careful credit analysis before investing.

Futures and options risk is the possibility that a fund     We will use options and futures for defense purposes, such as to
may experience a significant loss if it employs an          protect gains in the portfolio without actually selling a security or
options or futures strategy related to a security or a      to neutralize the impact of interest rate changes. We will not use
market index moves in the opposite direction from what      futures and options for speculative reasons or in an effort to enhance
the portfolio managers anticipated. Futures and options     return.
also involve additional expenses, which could reduce
any benefit or increase any loss to a fund from using
the strategy.


D-I    Dividend distribution          Duration                         Expense ratio
       -----------------------------------------------------------------------------------------------------------------------------
       Payments to mutual             A measurement of a               A mutual fund's total operating expenses, expressed as a
       fund shareholders of           fixed-income investment's        percentage of its total net assets. Operating expenses are
       dividends passed along         price volatility. The            the costs of running a mutual fund, including management
       from the fund's portfolio      larger the number, the           fees, offices, staff, equipment and expenses related to
       of securities.                 greater the likely price         maintaining the fund's portfolio of securities and
                                      change for a given change        distributing its shares. They are paid from the fund's
                                      in interest rates.               assets before any earnings are distributed to shareholders.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be     The Fund will attempt to reduce foreign investing risks through
adversely affected by political instability (including      portfolio diversification, credit analysis and attention to trends in
governmental seizures or nationalization of assets),        world economies, industries and financial markets.
changes in currency exchange rates, foreign economic
conditions or inadequate regulatory and accounting          We carefully evaluate the political and economic situations in the
standards. Foreign markets may also be less efficient,      countries where we invest and take these risks into account before we
less liquid, have greater price volatility, less            select securities for the portfolio. However, there is no way to
regulation and higher transaction costs than U.S.           eliminate foreign risks when investing internationally.
markets.

Foreign government securities risks involve the ability     The Fund attempts to reduce the risks associated with investing in
of a foreign government or government-related issuer to     foreign governments by limiting the portion of portfolio assets that
make timely principal and interest payments on its          may be invested in such securities.
external debt obligations. This ability to make
payments will be strongly influenced by the issuer's
balance of payments, including export performance, its
access to international credits and investments,
fluctuations in interest rates and the extent of its
foreign reserves.

Currency risk the risk that the value of an investment      We may try to hedge currency risk by purchasing foreign currency
may be negatively affected by changes in foreign            exchange contracts. By agreeing to purchase or sell foreign securities
currency exchange rates. Adverse changes in exchange        at a pre-set price on a future date, the Fund strives to protect the
rates may reduce or eliminate any gains produced by         value of the security it owns from future changes in currency rates.
investments that are denominated in foreign currencies      We will use forward currency exchange contracts only for defensive
and may increase any losses.                                measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.

Emerging markets risk is the possibility that the risks     While the Fund may purchase securities of issuers in any foreign
associated with international investing will be greater     country, developed and emerging, no more than 15% of the Fund's assets
in emerging markets than in more developed foreign          may be invested in direct obligations of issuers located in emerging
markets because, among other things, emerging markets       market countries.
may have less stable political and economic
environments.

Liquidity risk is the possibility that securities           A less liquid secondary market may have an adverse effect on our
cannot be readily sold within seven days at                 ability to sell particular issues, when necessary, to meet the Fund's
approximately the price that a fund values them.            liquidity needs or in response to a specific economic event, such as the declining creditworthiness of an issuer. In striving to manage
The high-yield secondary market is particularly             this risk, we evaluate the size of a bond issuance as a way to
susceptible to liquidity problems when the                  anticipate its likely liquidity level.
institutions, such as mutual funds and certain
financial institutions that dominate it temporarily         We may invest only 15% of net assets in illiquid securities.
stop buying bonds for regulatory, financial or other
reasons.

Valuation risk: A less liquid secondary market as           We will strive to manage this risk by carefully evaluating individual
described above makes it more difficult to obtain           bonds and by limiting the amount of the portfolio that can be
precise valuations of the high-yield securities in its      allocated to privately placed high-yield securities.
portfolio. During periods of reduced liquidity,
judgment plays a greater role in valuing high-yield
securities.

Legislative and regulatory risk: The United States          We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered          evaluate any possible effects they might have on the Fund's portfolio.
legislative actions that could adversely affect the
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan
institutions from investing in high-yield securities.
Regulatory actions have also affected the high-yield
market. Similar actions in the future could reduce
liquidity for high-yield securities, reduce the number
of new high-yield securities being issued and could
make it more difficult for a fund to attain its
investment objective.


Financial adviser          Fixed-income securities               Government securities   Inflation              Investment goal
------------------------------------------------------------------------------------------------------------------------------------
Financial professional     With fixed-income securities, the     Securities issued by    The increase in the    The objective, such
(e.g., broker, banker,     money you originally invested is      U.S. government or      cost of goods and      as long-term capital
accountant, planner or     paid back at a pre-specified          its agencies. They      services over time.    growth or high
insurance agent) who       maturity date. These securities,      include Treasuries      U.S. inflation is      current income, that
analyzes clients'          which include government, corporate   as well as              frequently measured    a mutual fund
finances and prepares      or municipal bonds, as well as        agency-backed           by changes in the      pursues.
personalized programs to   money market securities, typically    securities such as      Consumer Price Index
meet objectives.           pay a fixed rate of return (often     Fannie Maes.            (CPI).
                           referred to as interest). See Bond.

Who manages the Fund

Investment manager    The Fund is managed by Delaware Management Company, a
   and sub-adviser    series of Delaware Management Business Trust, which is an
                      indirect, wholly owned subsidiary of Delaware Management
                      Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

                      Delaware International Advisers Ltd. is the sub-adviser for the Fund. Delaware International Advisers Ltd. manages the foreign securities portion of the Fund's portfolio under the overall supervision of Delaware Management Company and furnishes Delaware Management Company with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

                      For these services, no fees were paid to the manager and sub-adviser for the last fiscal year after giving effect to expense limitations.

Portfolio             Peter C. Andersen, Paul Grillo, Joanna Bates and
 managers             Christopher A. Moth have primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Andersen and Mr.
                      Grillo regularly consult with Jude T. Driscoll. Ms. Bates and Mr. Moth regularly consult with David G. Tilles as well as four global fixed-income team members.

                      Peter C. Andersen, Vice President/Senior Portfolio Manager, has been participating in the management of the Fund since September 18, 2000 and assumed primary responsibility for allocating Delaware Strategic Income Fund's assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector on September 29, 2000. Mr. Andersen earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur
                      D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder.

                      Paul Grillo, Vice President/Senior Portfolio Manager, is a CFA charterholder and graduate of North Carolina State University with an MBA in Finance from Pace University. Prior to joining the Manager in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at Chemical Bank. He has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception.


L-N    Lehman Brothers
       Aggregate Bond Index           Management fee            Market capitalization                          Maturity
       -----------------------------------------------------------------------------------------------------------------------------
       The Lehman Brothers            The amount paid by a      The value of a corporation determined by       The length of
       Aggregate Bond Index is an     mutual fund to the        multiplying the current market price of        time until a bond
       index that measures the        investment adviser        a share of common stock by the number of       issuer must repay
       performance of about 6,500     for management            shares held by shareholders. A                 the underlying
       U.S. corporate and             services, expressed       corporation with one million shares            loan principal
       government bonds.              as an annual              outstanding and the market price per           to bondholders.
                                      percentage of the         share of $10 has a market capitalization
                                      fund's average daily      of $10 million.
                                      net assets.

                      Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

                      Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed-Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

                      Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Fund in July 1999.

                      David G. Tilles, Managing Director/Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.




NASD Regulation, Inc. (NASDR(SM))  Nationally recognized statistical ratings organization (NRSRO)     Net asset value (NAV)
------------------------------------------------------------------------------------------------------------------------------------
The independent subsidiary of      A company that assesses the credit quality of bonds, commercial    The daily dollar value of one
the National Association of        paper, preferred and common stocks and municipal short-term        mutual fund share. Equal to a
Securities Dealers, Inc.           issues, rating the probability that the issuer of the debt will    fund's net assets divided by
responsible for regulating the     meet the scheduled interest payments and repay the principal.      the number of shares
securities industry.               Ratings are published by such companies as Moody's Investors       outstanding.
                                   Service, Inc. (Moody's), Standard & Poor's (S&P), Fitch, Inc.
                                   (Fitch).

Who's who?  This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.



                                                             -----------------------------
                                                                    Board of Trustees
                                                             ------------------------------
------------------------------------                                        |                           --------------------------
         Investment manager                                  ------------------------------                       Custodian
     Delaware Management Company    -------------------------           The Fund           ------------  The Chase Manhattan Bank
         One Commerce Square                                 ------------------------------               4 Chase Metrotech Center
       Philadelphia, PA 19103                                      |                    |                    Brooklyn, NY 11245
------------------------------------      ------------------------------------          |               --------------------------
                  |                                    Distributor                      |
------------------------------------           Delaware Distributors, L.P.              |
             Sub-adviser                           One Commerce Square              ------------------------------
Delaware International Advisers Ltd.             Philadelphia, PA 19103                      Service agent
             Third Floor                  ------------------------------------      Delaware Service Company, Inc.
            80 Cheapside                                           |                      One Commerce Square
      London, England EC2V 6EE            ------------------------------------          Philadelphia, PA 19103
------------------------------------       Financial intermediary distributor       ------------------------------
                  |                       Lincoln Financial Distributors, Inc.          |
------------------------------------               Two Commerce Square                  |
         Portfolio managers                      Philadelphia, PA 19103                 |
      (see page 10 for details)           ------------------------------------          |
------------------------------------                               |                    |
                                                             ------------------------------
                                                                  Financial advisers
                                                             ------------------------------
                                                                            |
                                                             ------------------------------
                                                                         Shareholders
                                                             ------------------------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware Strategic Income
Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. Sub-advisers are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.


P-S   Preferred stock                    Price-to-earnings ratio            Principal                Prospectus
      ------------------------------------------------------------------------------------------------------------------------------
      Preferred stock has preference     A measure of a stock's value       Amount of money you      The official offering document
      over common stock in the           calculated by dividing the         invest (also called      that describes a mutual fund,
      payment of dividends and           current market price of a          capital). Also           containing information
      liquidation of assets.             share of stock by its annual       refers to a bond's       required by the SEC, such as
      Preferred stocks also often        earnings per share. A stock        original face value,     investment objectives,
      pay dividends at a fixed rate      selling for $100 per share         due to be repaid at      policies, services and fees.
      and are sometimes convertible      with annual earnings per share     maturity.
      into common stock.                 of $5 has a P/E of 20.

About your account

Investing in    You can choose from a number of share classes for the Fund.
    the Fund    Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.


         Choosing a share class

         o  Class A shares have an up-front sales charge of up to 4.75% that you
CLASS       pay when you buythe shares. The offering price for Class A shares
A           includes the front-end sales charge.

         o If you invest $100,000 or more, your front-end sales charge will be reduced.

         o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

         o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

         o Class A shares generally are not subject to a contingent deferred sales charge, except in the limited circumstances described in the table below.

Class A sales charges

                        Sales charge as %      Sales charge as %        Dealer's commission as
Amount of purchase      of offering price      of amount invested        % of offering price
Less than $100,000            4.75%                  4.99%                       4.00%

$100,000 but
under $250,000                3.75%                  3.90%                       3.00%

$250,000 but
under $500,000                2.50%                  2.56%                       2.00%

$500,000 but
under $1,000,000              2.00%                  2.04%                       1.60%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

                                  Sales charge as %      Sales charge as %        Dealer's commission as
Amount of purchase                of offering price      of amount invested        % of offering price
$1 million up to $5 million             none                    none                      1.00%

      Next $20 million
     up to $25 million                  none                    none                      0.50%

  Amount over $25 million               none                    none                      0.25%

                                                                  SEC (Securities and
Redeem               Risk                   Sales charge          Exchange Commission)    Share classes         Signature guarantee
------------------------------------------------------------------------------------------------------------------------------------
To cash in your      Generally defined as   Charge on the         Federal agency          Different             Certification by a
shares by selling    variability of         purchase or           established by          classifications of    bank, brokerage firm
them back to the     value; also credit     redemption of fund    Congress to             shares; mutual fund   or other financial
mutual fund.         risk, inflation        shares sold through   administer the laws     share classes offer   institution that a
                     risk, currency and     financial advisers.   governing the           a variety of sales    customer's signature
                     interest rate risk.    May vary with the     securities industry,    charge choices.       is valid; signature
                     Different              amount invested.      including mutual                              guarantees can be
                     investments involve    Typically used to     fund companies.                               provided by members
                     different types and    compensate advisers                                                 of the STAMP
                     degrees of risk.       for advice and                                                      program.
                                            service provided.

                                                                              13

CLASS    o  Class B shares have no up-front sales charge, so the full amount of
B           your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

         o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

         o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

         o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

         o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on theseshares are lower than dividends on Class A shares.

         o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

         o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


CLASS    o  Class C shares have no up-front sales charge, so the full amount of
C           your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

         o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

         o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

         o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

         o Unlike Class B shares, Class C shares do not automatically convert into another class.

         o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                    Statement of Additional
S-V      Standard deviation         Information (SAI)             Stock                      Total return
-----------------------------------------------------------------------------------------------------------------------------------
         A measure of an            The document serving          An investment that         An investment performance
         investment's               as "Part B" of a              represents a share         measurement, expressed as
         volatility; for            fund's prospectus             of ownership               a percentage, based on the
         mutual funds,              that provides more            (equity) in a              combined earnings from
         measures how much a        detailed information          corporation. Stocks        dividends, capital gains
         fund's total return        about the fund's              are often referred         and change in price over a
         has typically varied       organization,                 to as common stocks        given period.
         from its historical        investments,                  or equities.
         average.                   policies and risks.

How to reduce your   We offer a number of ways to reduce or eliminate the sales
      sales charge   charge on shares. Please refer to the Statement of
                     Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


                                                                                               Share class
Program                                  How it works                             A                  B                        C
Letter of Intent                Through a Letter of Intent you                    X           Although the Letter of Intent and
                                agree to invest a certain amount in                           Rights of Accumulation do not apply
                                Delaware Investments Funds (except                            to the purchase of Class B and
                                money market funds with no sales                              Class C shares, you can combine
                                charge) over a 13-month period to                             your purchase of Class A shares
                                qualify for reduced front-end sales                           with your purchase of Class B and
                                charges.                                                      Class C shares to fulfill your
                                                                                              Letter of Intent or qualify for
                                                                                              Rights of Accumulation.

Rights of Accumulation          You can combine your holdings or                  X
                                purchases of all funds in the
                                Delaware Investments family (except
                                money market funds with no sales
                                charge) as well as the holdings and
                                purchases of your spouse and
                                children under 21 to qualify for
                                reduced front-end sales charges.

Reinvestment of Redeemed        Up to 12 months after you redeem        For Class A, you      For Class B, your      Not available.
Shares                          shares, you can reinvest the            will not have to      account will be
                                proceeds without paying a sales         pay an additional     credited with the
                                charge as noted to the right.           front-end sales       contingent deferred
                                                                        charge.               sales charge you
                                                                                              previously paid on
                                                                                              the amount you are
                                                                                              reinvesting. Your
                                                                                              schedule for
                                                                                              contingent deferred
                                                                                              sales charges and
                                                                                              conversion to Class
                                                                                              A will not start
                                                                                              over again; it will
                                                                                              pick up from the
                                                                                              point at which you
                                                                                              redeemed your
                                                                                              shares.

SIMPLE IRA, SEP IRA, SAR SEP,   These investment plans may qualify                X           There is no reduction in sales charges
Prototype Profit Sharing,       for reduced sales charges by                                  for Class B or Class C shares for
Pension, 401(k), SIMPLE         combining the purchases of all                                group purchases by retirement plans.
401(k), 403(b)(7), and 457      members of the group. Members of
Retirement Plans                these groups may also qualify to
                                purchase shares without a front-end
                                sales charge and may qualify for a
                                waiver of any contingent deferred
                                sales charges.

                                                                     Uniform Gifts to Minors Act and
Treasury bills         Treasury bonds          Treasury notes        Uniform Transfers to Minors Act   Volatility
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by   Securities issued by    Securities issued by  Federal and state laws that       The tendency of an investment
the U.S. Treasury      the U.S. Treasury       the U.S. Treasury     provide a simple way to           to go up or down in value by
with maturities of     with maturities of      with maturities of    transfer property to a minor      different magnitudes.
one year or less.      10 years or longer.     one to 10 years.      with special tax advantages.      Investments that generally go
                                                                                                       up or down in value in
                                                                                                       relatively small amounts are
                                                                                                       considered "low volatility"
                                                                                                       investments, whereas those
                                                                                                       investments that generally go
                                                                                                       up or down in value in
                                                                                                       relatively large amounts are
                                                                                                       considered "high volatility"
                                                                                                       investments.

                                                                              15

How to buy shares    [GRAPHIC OMITTED]       Through your financial adviser

                                             Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

                     [GRAPHIC OMITTED]       By mail

                                             Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One
                                             Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account)
                                             with your check.

                     [GRAPHIC OMITTED]       By wire

                                             Ask your bank to wire the amount you want to invest to Bank of
                                             New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

                     [GRAPHIC OMITTED]       By exchange

                                             You can exchange all or part of your investment in one or more funds in the
                                             Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the
                                             Shareholder Service Center at 800.523.1918.

                     [GRAPHIC OMITTED]       Through automated shareholder services

                                             You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder
                                             Service Center at 800.523.1918.

How to buy shares
(continued)

                                             Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or
                                             Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to
                                             Minors Act, or through an Automatic Investing Plan, the minimum purchase is
                                             $250, and you can make additional investments of only $25. The minimum for an
                                             Education IRA is $500. The minimums vary for retirement plans other than IRAs,
                                             Roth IRAs or Education IRAs.

                                             The price you pay for shares will depend on when we receive your purchase order.
                                             If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the
                                             Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business.We reserve the right to reject any purchase order.

                                             We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

                     Retirement plans        In addition to being an appropriate investment for your IRA, Roth IRA and
                                             Education IRA, shares in the Fund may be suitable for group retirement plans.
                                             You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the
                                             Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem        [GRAPHIC OMITTED]       Through your financial adviser

       shares                                Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

                     [GRAPHIC OMITTED]       By mail

                                             You can redeem your shares (sell them back to the fund) by mail by writing to:
                                             Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All
                                             owners of the account must sign the request, and for redemptions of more than
                                             $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

                     [GRAPHIC OMITTED]       By telephone

                                             You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

                     [GRAPHIC OMITTED]       By wire

                                             You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

                     [GRAPHIC OMITTED]       Through automated shareholder services

                                             You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at
                                             800.523.1918.

How to redeem shares    If you hold your shares in certificates, you must submit the certificates with
(continued)             your request to sell the shares. We recommend that you send your certificates by certified mail.

                        When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request.
                        If we receive your request after the close of regular trading on the New York
                        Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges.
                        You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

                        If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares.
                        You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums        If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform
                        Transfers to Minor Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a
                        $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the
                        Fund may redeem your account after 60 days' written notice to you.

Special services        To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
                        ------------------------------------------------------------------------------------------------------------
                                    Automatic    The Automatic Investing Plan allows you to make regular monthly or quarterly
                              Investment Plan    investments directly from your checking account.

                               Direct Deposit    With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Special services
(continued)-------------------------------------------------------------------------------------------------------------------------

                        Wealth Builder Option    With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

                                     Dividend    Through our Dividend Reinvestment Plan, you can have your distributions
                            Reinvestment Plan    reinvested in your account or the same share class in another fund in the
                                                 Delaware Investments family. The shares that you purchase through the Dividend
                                                 Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

                                    Exchanges    You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class
                                                 B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

                                  MoneyLine(SM)  Through our MoneyLine(SM) On Demand Service, you or your financial adviser may
                            On Demand Service    transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however your bank may assess one.

                                    MoneyLine    Through our MoneyLine Direct Deposit Service you can have $25 or more in
                       Direct Deposit Service    dividends and distributions deposited directly to your bank account. Delaware
                                                 Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

                                   Systematic    Through our Systematic Withdrawal Plan you can arrange a regular monthly or
                              Withdrawal Plan    quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least
                                                 $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

                                   Dividends,    Dividends, if any, are declared and paid monthly. Capital gains, if any, are
                            distributions and    paid twice a year. We automatically reinvest all dividends and any capital
                                        taxes    gains, unless you tell us otherwise.

                                                 Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.
                                                 The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                                                 We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights



                                                                                                                             Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended   10/1/96(1)
                           Delaware Strategic                                                                   7/31       through
The Financial              Income Fund                                      2001        2000         1999       1998       7/31/97
highlights tables are      ---------------------------------------------------------------------------------------------------------
intended to help you       Net asset value, beginning of period           $4.320      $4.860       $5.480      $5.700       $5.500
understand the Fund's      Income (loss) from investment operations:
financial                  Net investment income(2)                        0.327       0.413        0.462       0.444        0.337
performance. All "per                                                     ------      ------       ------      ------       ------
share" information         Net realized and unrealized gain (loss)
reflects financial            on investments and foreign currencies       (0.407)     (0.540)      (0.607)     (0.104)       0.204
results for a single                                                      ------      ------       ------      ------       ------
Fund share. This           Total from investment operations               (0.080)     (0.127)      (0.145)      0.340        0.541
information has been                                                      ------      ------       ------      ------       ------
audited by Ernst &         Less dividends and distributions:
Young LLP, whose           Dividends from net investment income           (0.201)     (0.356)      (0.440)     (0.440)      (0.341)
report, along with         Distributions in excess of net
the Fund's financial          investment income                           (0.060)     (0.057)        --          --           --
statements, is             Distributions from net realized
included in the               gain on investments                           --          --         (0.035)     (0.120)        --
Fund's annual report,      Return of capital                              (0.109)       --           --          --           --
which is available                                                        ------      ------       ------      ------       ------
upon request by            Total dividends and distributions              (0.370)     (0.413)      (0.475)     (0.560)      (0.341)
calling 800.523.1918.                                                     ------      ------       ------      ------       ------
                           Net asset value, end of period                 $3.870      $4.320       $4.860      $5.480       $5.700
                                                                          ======      ======       ======      ======       ======
                           Total return(3)                                (1.85%)     (2.67%)      (2.77%)      6.23%       10.11%
                           Ratios and supplemental data:
                           Net assets, end of period (000 omitted)       $10,488     $12,238      $18,757     $17,871       $9,144
                           Ratio of expenses to average net assets         1.00%       1.00%        1.00%       1.00%        1.00%
                           Ratio of expenses to average net assets
                              prior to expense limitation and expenses
                              paid indirectly                              1.99%       1.75%        1.55%       1.73%        2.12%
                           Ratio of net investment income to average
                              net assets                                   8.06%       9.20%        8.97%       7.93%        7.76%
                           Ratio of net investment income to average
                              net assets prior to expense limitation and
                              expenses paid indirectly                     7.07%       8.45%        8.42%       7.20%        6.64%
                           Portfolio turnover                               200%        127%         156%        175%         183%
                           ---------------------------------------------------------------------------------------------------------

                           (1)  Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.

                           (2)  The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, and 2001.

                           (3)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the managers.

How to read the
Financial highlights     Net investment income     Net realized and unrealized gain (loss) on investments     Net asset value (NAV)
                         -----------------------------------------------------------------------------------------------------------
                         Net investment            A realized gain on investments occurs when we sell an      This is the value of
                         income includes           investment at a profit, while a realized loss on           a mutual fund share,
                         dividend and              investments occurs when we sell an investment at a         calculated by
                         interest income           loss. When an investment increases or decreases in         dividing the net
                         earned from a fund's      value but we do not sell it, we record an unrealized       assets by the number
                         investments; it is        gain or loss. The amount of realized gain per share,       of shares
                         after expenses have       if any, that we pay to shareholders is listed under        outstanding.
                         been deducted.            "Less dividends and distributions-Distributions from
                                                   net realized gain on investments."

--------------------------------------------------------                 --------------------------------------------------------
                                                 Class B                                                                  Class C
--------------------------------------------------------                 --------------------------------------------------------
                                 Year ended   10/1/96(1)                                                  Year ended   10/1/96(1)
                                       7/31      through                                                        7/31      through
   2001       2000        1999         1998      7/31/97                    2001        2000        1999        1998      7/31/97
--------------------------------------------------------                 --------------------------------------------------------
 $4.320     $4.860      $5.480       $5.700       $5.500                  $4.320      $4.860      $5.480      $5.700       $5.500

  0.297      0.378       0.424        0.402        0.308                   0.297       0.378       0.424       0.402        0.313
 ------     ------      ------       ------       ------                  ------      ------      ------      ------       ------
 (0.418)    (0.540)     (0.607)      (0.100)       0.203                  (0.418)     (0.540)     (0.607)     (0.100)       0.198
 ------     ------      ------       ------       ------                  ------      ------      ------      ------       ------
 (0.121)    (0.162)     (0.183)       0.302        0.511                  (0.121)     (0.162)     (0.183)      0.302        0.511
 ------     ------      ------       ------       ------                  ------      ------      ------      ------       ------

 (0.184)    (0.325)     (0.402)      (0.402)      (0.311)                 (0.184)     (0.325)     (0.402)     (0.402)      (0.311)

 (0.060)    (0.053)       --            --           --                   (0.055)     (0.053)        --          --           --

    --        --        (0.035)      (0.120)         --                      --          --       (0.035)     (0.120)         --
 (0.100)      --          --            --           --                   (0.100)        --          --          --           --
 ------     ------      ------       ------       ------                  ------      ------      ------      ------       ------
 (0.339)    (0.378)     (0.437)      (0.522)      (0.311)                 (0.339)     (0.378)     (0.437)     (0.522)      (0.311)
 ------     ------      ------       ------       ------                  ------      ------      ------      ------       ------
 $3.860     $4.320      $4.860       $5.480       $5.700                  $3.860      $4.320      $4.860      $5.480       $5.700
 ======     ======      ======       ======       ======                  ======      ======      ======      ======       ======
 (2.84%)    (3.63%)     (3.31%)       5.32%        9.53%                  (2.84%)     (3.41%)     (3.32%)      5.32%        9.53%

$12,718    $14,184     $19,318      $15,602       $6,878                  $3,265      $4,402      $6,548      $5,276       $1,944
  1.75%      1.75%       1.75%        1.75%        1.75%                   1.75%       1.75%       1.75%       1.75%        1.75%

  2.74%      2.50%       2.30%        2.48%        2.87%                   2.74%       2.50%       2.30%       2.48%        2.87%

  7.31%      8.45%       8.22%        7.18%        7.01%                   7.31%       8.45%       8.22%       7.18%        7.01%

  6.32%      7.70%       7.67%        6.45%        5.89%                   6.32%       7.70%       7.67%       6.45%        5.89%
   200%       127%        156%         175%         183%                    200%        127%        156%        175%         183%
--------------------------------------------------------                 --------------------------------------------------------

                                                                                        Ratio of net
                                                        Ratio of expenses to average    investment income
Total return                    Net assets              net assets                      to average net assets   Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate        Net assets              The expense ratio is the        We determine this       This figure tells
that an investor would          represent the total     percentage of net assets        ratio by dividing net   you the amount of
have earned or lost on an       value of all the        that a fund pays annually       investment income by    trading activity in
investment in a fund. In        assets in a fund's      for operating expenses and      average net assets.     a fund's portfolio.
calculating this figure         portfolio, less any     management fees. These                                  For example, a fund
for the financial               liabilities, that are   expenses include accounting                             with a 50% turnover
highlights table, we            attributable to that    and administration expenses,                            has bought and sold
include fee waivers,            class of the fund.      services for shareholders,                              half of the value of
exclude front-end and                                   and similar expenses.                                   its total investment
contingent deferred sales                                                                                       portfolio during the
charges, and assume the                                                                                         stated period.
shareholder has reinvested
all dividends and realized
gains.

                     Delaware
                     Investments(SM)
                     --------------------------------------
                     A member of Lincoln Financial Group(R)





                       This page intentionally left blank

Delaware Strategic
Income Fund

                       Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

                       You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

                       Web site

                       www.delawareinvestments.com

                       E-mail

                       service@delinvest.com

                       Shareholder Service Center

                       800.523.1918

                       Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

                       o For fund information, literature, price, yield and performance figures.

                       o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

                       Delaphone Service

                       800.362.FUND (800.362.3863)

                       o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R)service.

                       Investment Company Act file number: 811-2071

                       Delaware Strategic Income Fund Symbols

                                            CUSIP               NASDAQ
                                            -----               ------
                       A Class            245908603             DISAX
                       B Class            245908702             DISBX
                       C Class            245908801             DISCX

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


PR-125 [--] BUR 9/01

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                         Delaware Strategic Income Fund

                              Institutional Class

                                   Prospectus
                               September 28, 2001

                            {Current Income Artwork}

                              Current Income Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 2
Delaware Strategic Income Fund                                  2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              9
 .................................................................
Who manages the Fund                                      page 12
Investment manager                                             12
Portfolio managers                                             12

Who's who?                                                     14

 .................................................................
About your account                                        page 15
Investing in the Fund                                          15
How to buy shares                                              16
How to redeem shares                                           18
Account minimum                                                19
Exchanges                                                      19
Dividends, distributions and taxes                             19
 .................................................................
Financial highlights                                      page 20


                                                                             1
                                                                             ---

Profile: Delaware Strategic Income Fund

What is the Fund's goal?

   The Fund seeks high current income and total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund                              What are the Fund's main investment strategies? We invest
                                                           primarily in bonds allocated among three sectors of the
 o Investors with long-term                                fixed-income market. These include:
   financial goals.
                                                           o  the High-Yield Sector, consisting of high-yielding,
 o Investors looking for an                                   lower-rated or unrated fixed-income securities that we
   investment that offers                                     believe to be similarly rated issued by U.S. companies.
   professional allocation                                    (These involve higher risk and are commonly known as
   among key types of                                         "junk bonds.");
   fixed-income securities.
                                                           o  the Investment Grade Sector, consisting of investment
 o Investors looking for a                                    grade debt obligations of U.S. companies and those issued
   fixed-income investment                                    or guaranteed by the U.S. government, its agencies or
   that offers potential for                                  instrumentalities, or by U.S. companies; and
   high current income and
   total return.                                           o  the International Sector, consisting of bonds issued by foreign governments, their agencies and
                                                              instrumentalities, as well as other fixed-income
Who should not invest in the Fund                             securities of issuers in foreign countries and
                                                              denominated in foreign currencies. (An issuer is
 o Investors with short-term                                  considered to be from the country where it is located,
   financial goals.                                           where the majority of its assets are or where it
                                                              generates the majority of its operating income.)
 o Investors who are
   unwilling to own an
   investment whose value may                              We determine the amount of the Fund's assets that will be
   fluctuate, sometimes                                    allocated to each of the three sectors based on our analysis
   significantly, over the                                 of economic and market conditions and our assessment of the
   short term.                                             income and appreciation potential offered by each sector. We periodically reallocate the Fund's assets.

 You should keep in mind that
 an investment in the Fund is                              What are the main risks of investing in the Fund? Investing
 not a complete investment                                 in any mutual fund involves risk, including the risk that
 program; it should be                                     you may lose part or all of the money you invest. Over time,
 considered just one part of                               the value of your investment in the Fund will increase and
 your total financial plan.                                decrease according to changes in the value of the securities
 Be sure to discuss this Fund                              in the Fund's portfolio. This Fund will be affected
 with your financial adviser                               primarily by declines in bond prices, which can be caused by
 to determine whether it is                                an adverse change in interest rates, adverse economic
 an appropriate choice for                                 conditions or poor performance from specific industries or
 you.                                                      bond issuers. The Fund is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to greater risk that
                                                           issuers will be unable to make interest or principal
                                                           payments, particularly under adverse economic conditions.

                                                           For a more complete discussion of risk, please see "The
                                                           risks of investing in the Fund" on page 9.

                                                           An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
                                                           Insurance Corporation (FDIC) or any other government agency.


How has the Strategic Income Fund performed?
------------------------------------------------------------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing        Year-by-year total return (Institutional Class)
in the Fund. We show how returns have varied over the past three
calendar years, as well as the average annual returns for the one-year       9.54%   2.55%   -1.98%  -2.77%
and lifetime periods. The Fund's past performance does not necessarily       ------------------------------
indicate how it will perform in the future. The returns reflect an           1997    1998     1999    2000
expense limitation. The returns would be lower without the limitation.

As of June 30, 2001, the Fund's Institutional Class shares had a calendar year-to-date return of -2.14%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 4.44% for the quarter ended June 30, 1997 and its lowest quarterly return was -2.75% for the quarter ended September 30, 2000.


  2
---

------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Average annual returns for periods ending 12/31/00

                                                                   Institutional                                Lehman Brothers
                                                                           Class                           Aggregate Bond Index


  1 year                                                                  -2.77%                                         11.63%

  Lifetime (inception 10/1/96)                                             2.48%                                          7.76%

The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The index also does not include foreign fixed-income securities or high-yield bonds, which are a significant component of the Fund's strategy.


What are the Strategic Income Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments     Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.           purchases as a percentage of offering price                 none

                                                                Maximum contingent deferred sales charge (load) as a
                                                                  percentage of original purchase price or redemption price,
                                                                  whichever is lower                                          none

                                                                Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                        none

                                                                Redemption fees                                               none

                                                                Exchange fees(1)                                              none

------------------------------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's     Management fees                                              0.65%
assets.
                                                                Distribution and service (12b-1) fees                         none

                                                                Other expenses                                               1.09%

                                                                Total annual fund operating expenses                         1.74%



------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of        1 year                                                        $177
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives. We show the    3 years                                                       $548
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time    5 years                                                       $944
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those        10 years                                                    $2,052
shown here.

(1)  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2)  The investment manager has agreed to waive fees and pay expenses through March 31, 2002 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.


                                                                Fund operating expenses including voluntary expense caps in place through March 31, 2002

                                                                Management fees                                               none

                                                                Distribution and service (12b-1) fees                         none

                                                                Other expenses                                               0.75%

                                                                Total annual fund operating expenses                         0.75%

(3)  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 2.


                                                                             3
                                                                             ---

How we manage the Fund

   Our investment strategies                                          o U.S. high-yield corporate bonds are primarily used to
                                                                        increase the portfolio's income potential. These bonds
   We analyze economic and market conditions, seeking to                are of lower quality and involve the risk that the
   identify the securities or market sectors that we think              companies issuing them may not be able to pay interest
   are the best investments for the Fund. Following are                 or repay principal. However, we carefully select the
   descriptions of how the portfolio managers pursue the                high-yield bonds for the Fund after evaluating both the
   Fund's investment goals.                                             company's fundamental strength and the bond's
                                                                        liquidity.
We take a disciplined approach to investing, combining
investment strategies and risk management techniques that             o Foreign bonds are used to add diversification. Because
can help shareholders meet their goals.                                 foreign markets are often affected by different
                                                                        economic cycles than the U.S., foreign bonds may
   Delaware Strategic Income Fund is a type of fixed-income             experience performance cycles that are different as
   fund that invests in three distinct sectors of the                   well. In selecting foreign bonds for the Fund, we
   fixed-income market as it pursues its investment                     strive to manage the risk associated with foreign
   objective of providing high current income and total                 investing through a thorough analysis of the bond's
   return.                                                              issuer and the inflation trends in the country where
                                                                        the bond is issued.
   Certain economic and market events may have a greater
   impact on certain types of bonds. By spreading the                 In determining how much of the portfolio to allocate to
   portfolio assets among three key types of bonds, we                each sector, we review economic and market conditions and
   strive to reduce the affect that such events might have            interest rate trends as well as the potential risks and
   on the Fund.                                                       rewards associated with each sector. As little as 20% or
                                                                      as much as 60% of the Fund's assets may be invested in
   The foundation of our strategy is the belief that when             each fixed-income sector. In addition, the Fund may
   one or more bond sectors are not performing well, the              invest up to 10% of its assets in U.S. equity securities.
   others may continue to provide high income and
   appreciation potential, helping to support the Fund's              The Fund's investment objective is non-fundamental. This
   performance.                                                       means the Board of Trustees may change the objective
                                                                      without obtaining shareholder approval. If the objective
   Following are the three key sectors we focus on as well            were changed, we would notify shareholders before the
   as our general investment approach in each sector:                 change in the objective became effective.

   o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.


How to use                               Amortized cost                                               Average maturity
this glossary             Glossary A-C   -----------------------------------------------------------------------------------
                                         Amortized cost is a method used to value a fixed-income      An average of when
This glossary                            security that starts with the face value of the security     the individual bonds
includes definitions                     and then adds or subtracts from that value depending on      and other debt
of investment terms,                     whether the purchase price was greater or less than the      securities held in a
many of which are                        value of the security at maturity. The amount greater or     portfolio will
used throughout the                      less than the par value is divided equally over the time     mature.
Prospectus. If you                       remaining until maturity.
would like to know
the meaning of an
investment term that
is not explained in
the text please
check the glossary.


  4
---

  The securities we     Fixed-income securities generally offer the potential for greater income
typically invest in     payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
           Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------

High-yield corporate bonds: Debt obligations          The Fund may invest up to 60% of net assets in high-yield corporate
issued by a corporation and rated lower than          bonds. Emphasis is typically on those rated BB or Ba by an NRSRO.
investment grade by a nationally recognized
statistical ratings organization (NRSRO) such as      We carefully evaluate an individual company's financial situation, its
S&P or Moody's. High-yield bonds are issued by        management, the prospects for its industry and the technical factors
corporations that have lower credit quality and       related to its bond offering. Our goal is to identify those companies
may have difficulty repaying principal and            that we believe will be able to repay their debt obligations in spite
interest.                                             of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S.               The Fund may invest up to 60% of net assets in direct U.S. government
obligations including bills, notes, bonds as well     obligations; however, these securities will typically be a smaller
as other debt securities issued by the U.S.           percentage of the portfolio because they generally do not offer as
Treasury and securities of U.S. government            high a level of current income as other fixed-income securities the
agencies or instrumentalities.                        Fund may invest in.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income              We may invest up to 60% of net assets in government-related
securities that represent pools of mortgages, with    mortgage-backed securities or fully collateralized privately issued
investors receiving principal and interest            mortgage-backed securities.
payments as the underlying mortgage loans are paid
back. Many are issued and guaranteed against          We may also invest in mortgage-backed securities issued by private
default by the U.S. government or its agencies or     companies whether or not the securities are 100% collateralized.
instrumentalities, such as the Federal Home Loan      However, these securities must be rated in one of the four highest
Mortgage Corporation, Federal National Mortgage       categories by an NRSRO at the time of purchase. The privately issued
Association and the Government National Mortgage      securities we invest in are either CMOs or REMICs (see below).
Association. Others are issued by private
financial institutions, with some fully
collateralized by certificates issued or
guaranteed by the government or its agencies or
instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs):           See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):    See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like
CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------



Bond                                                   Bond ratings                                   Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,     Independent evaluations of                     The amount of money
municipality or government agency. In return for       creditworthiness, ranging from Aaa/AAA         you invest.
lending money to the issuer, a bond buyer              (highest quality) to D (lowest quality).
generally receives fixed periodic interest             Bonds rated Baa/BBB or better are
payments and repayment of the loan amount on a         considered investment grade. Bonds rated
specified maturity date. A bond's price changes        Ba/BB or lower are commonly known as
prior to maturity and is inversely related to          junk bonds. See also Nationally
current interest rates. When interest rates rise,      recognized statistical ratings
bond prices fall, and when interest rates fall,        organization.
bond prices rise. See Fixed-income securities.

                                                                             5
                                                                             ---

------------------------------------------------------------------------------------------------------------------------------------
            Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by     We invest only in asset-backed securities rated in one of the four
accounts receivables including home equity,           highest categories by an NRSRO.
automobile or credit loans.
------------------------------------------------------------------------------------------------------------------------------------
Investment grade corporate bonds: Debt obligations    The Fund may invest up to 60% of net assets in investment grade
issued by a corporation, rated in one of the four     corporate bonds.
highest categories by an NRSRO (or, if unrated,
that we believe are of equal quality). Debt
securities within the top three categories
comprise what are known as high-grade bonds and
are regarded as having a strong ability to pay
principal and interest. Securities in the fourth
category are known as medium-grade bonds and are
regarded as having an adequate capacity to pay
principal and interest but with greater
vulnerability to adverse economic conditions and
speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities and foreign             We may invest in foreign government securities and we primarily focus
corporate bonds: Securities issued by foreign         on better quality bonds with investment grade credit ratings. We may
governments or supranational entities. A              also invest in securities issued by supranational entities, which are
supranational entity is an entity established or      typically of higher quality.
financially supported by the national governments
of one or more countries. The International Bank      We may invest in both rated and unrated securities of foreign
for Reconstruction and Development (more commonly     securities. We may invest both in investment grade securities and
known as the World Bank) is one example of a          non-investment grade securities (i.e., those rated BB or lower by S&P
supranational entity. Foreign corporate bonds are     or Fitch, Ba or lower by Moody's, or similarly rated by another
debt obligations issued by a foreign corporation.     NRSRO).

                                                      However, up to 15% of the Fund's assets may also be invested in foreign government securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.

------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero         We may invest in zero coupon bonds and payment in kind bonds, though
coupon bonds are debt obligations which do not        we do not expect this to be a significant component of our strategy.
entitle the holder to any periodic payments of        The market prices of these bonds are generally more volatile than the
interest prior to maturity or a specified date        market prices of securities that pay interest periodically and are
when the securities begin paying current interest.    likely to react to changes in interest rates to a greater degree than
Therefore, they are issued and traded at a price      interest-paying bonds having similar maturities and credit quality.
lower than their face amounts or par value.           They may have certain tax consequences which, under certain
Payment-in-kind bonds pay interest or dividends in    conditions, could be adverse to the Fund.
the form of additional bonds or preferred stock.

------------------------------------------------------------------------------------------------------------------------------------
Equity securities: Common stocks, preferred stocks    Up to 10% of the Fund's assets may be invested in U.S. equity
(including adjustable rate preferred stocks) and      securities.
other equity securities, such as convertible
securities and warrants.                              We would select only equity securities that were consistent with the
                                                      Fund's objective of high current income and total return.
------------------------------------------------------------------------------------------------------------------------------------

        Capital
C-D     appreciation            Capital gains distributions     Commission                      Compounding
        ----------------------------------------------------------------------------------------------------------------------------
        An increase in the      Payments to mutual fund         The fee an investor pays to     Earnings on an investment's
        value of an             shareholders of profits         a financial adviser for         previous earnings.
        investment.             (realized gains) from the       investment advice and help
                                sale of a fund's portfolio      in buying or selling mutual
                                securities. Usually paid        funds, stocks, bonds or
                                once a year; may be either      other securities.
                                short-term gains or
                                long-term gains.


   6
---

------------------------------------------------------------------------------------------------------------------------------------
              Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to     At times when we anticipate adverse conditions, we may want to protect
buy or sell a security or group of securities at      gains on securities without actually selling them. We might use
an agreed upon price at a future date. The            options or futures to neutralize the effect of any price declines,
purchaser of an option may or may not choose to go    without selling a bond or bonds, or as a hedge against changes in
through with the transaction.                         interest rates.

Futures contracts are agreements for the purchase     Use of these strategies can increase the operating costs of the Fund
or sale of a security or group of securities at a     and can lead to loss of principal.
specific price, on a specific date. Unlike an
option, a futures contract must be executed unless
it is sold before the settlement date.

Certain options and futures may be considered to
be derivative securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some foreign        We may invest in either closed-end or open-end investment companies
countries, investments by a mutual fund may only      consistent with Investment Company Act of 1940 requirements. These
be made through investments in closed-end             investments involve an indirect payment of a portion of the other
investment companies that in turn invest in the       investment companies' expenses, including advisory fees.
securities of such countries.
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued         We may invest in Brady Bonds. We believe that the economic reforms
under the framework of the Brady Plan, an             undertaken by countries in connection with the issuance of Brady Bonds
initiative announced by the U.S. Treasury             makes the debt of countries that have issued Brady Bonds or those that
Secretary, Nicholas F. Brady in 1989, as a            have announced plans to issue them a viable opportunity for
mechanism for debtor nations to restructure their     investment.
outstanding external indebtedness (generally,
commercial bank debt).
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency, foreign currency contracts or       We may invest in securities issued in any currency and may hold
forward contracts: A forward contract involves an     foreign currency.
obligation to purchase or sell a specific currency
at a future date at a price set at the time of the    Although the Fund values its assets daily in terms of U.S. dollars, we
contract. Forward contracts are used to "lock-in"     do not convert our holdings of foreign currencies into U.S. dollars on
the price of a security that will be purchased or     a daily basis. We may, however, from time to time, purchase or sell
sold, in terms of U.S. dollars or other               foreign currencies and/or engage in forward foreign currency
currencies.                                           transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. By entering into these transactions, the
                                                      Fund attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received. These transactions may increase the Fund's expenses.
------------------------------------------------------------------------------------------------------------------------------------

Consumer Price Index (CPI)        Corporate bond           Depreciation         Diversification           Dividend distribution
------------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S. inflation;    A debt security issued   A decline in an      The process of            Payments to mutual
represents the price of a         by a corporation. See    investment's value.  spreading investments     fund shareholders of
basket of commonly purchased      Bond.                                         among a number of         dividends passed along
goods.                                                                          different securities,     from the fund's
                                                                                asset classes or          portfolio of
                                                                                investment styles to      securities.
                                                                                reduce the risks of
                                                                                investing.


                                                                             7
                                                                             ---

------------------------------------------------------------------------------------------------------------------------------------
            Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------

Repurchase agreements: An agreement between a          Typically, we use repurchase agreements as a short-term investment for
buyer of securities, such as the Fund, and a           the Fund's cash position. In order to enter into these repurchase
seller of securities, in which the seller agrees       agreements, the Fund must have collateral of 102% of the repurchase
to buy the securities back within a specified time     price. The Fund will only enter into repurchase agreements in which
at the same price the buyer paid for them, plus an     the collateral is comprised of U.S. government securities.
amount equal to an agreed upon interest rate.
Repurchase agreements are often viewed as
equivalent to cash.

------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities     We may invest in privately placed securities, including those that are
whose resale is restricted under securities law.       eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities.
                                                       Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In       Interest rate swaps may be used to adjust the Fund's sensitivity to
an interest rate swap, a fund receives payments        interest rates by changing its duration. We may also use interest rate
from another party based on a floating interest        swaps to hedge against changes in interest rates.
rate in return for making payments based on a
fixed interest rate. An interest rate swap can         We use index swaps to gain exposure to markets that the Fund invests
also work in reverse, with a fund receiving            in, such as the corporate bond market. We may also use index swaps as
payments based on a fixed interest rate and making     a substitute for futures, options or forward contracts if such
payments based on a floating interest rate. In an      contracts are not directly available to the Fund on favorable terms.
index swap, a fund receives gains or incurs losses
based on the total return of an index, in exchange     Interest rate swaps and index swaps will be considered illiquid
for making fixed or floating interest rate             securities (see below).
payments to another party.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a     We may invest up to 15% of net assets in illiquid securities.
ready market, and cannot be easily sold within
seven days at approximately the price that a fund
has valued them.
------------------------------------------------------------------------------------------------------------------------------------


Please see the Statement of Additional Information for additional descriptions on these securities.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, will generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defensive positions We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover The Fund intends to engage in active and frequent trading of its portfolio securities to achieve its investment objectives. We anticipate that the Fund will have an annual portfolio turnover of more than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

D-L    Duration                        Expense ratio                                                 Financial adviser
       -----------------------------------------------------------------------------------------------------------------------------
       A measurement of a              A mutual fund's total operating expenses, expressed as a      Financial professional (e.g.,
       fixed-income investment's       percentage of its total net assets. Operating expenses are    broker, banker, accountant,
       price volatility. The larger    the costs of running a mutual fund, including management      planner or insurance agent)
       the number, the greater the     fees, offices, staff, equipment and expenses related to       who analyzes clients' finances
       likely price change for a       maintaining the fund's portfolio of securities and            and prepares personalized
       given change in interest        distributing its shares. They are paid from the fund's        programs to meet objectives.
       rates.                          assets before any earnings are distributed to shareholders.

  8
---

The risks of investing     Investing in any mutual fund involves risk, including the risk that you may
           in the Fund     receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional
                           Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                   Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of      We maintain a long-term investment approach and focus on bonds that we
the securities in a certain market--like the stock     believe will continue to pay interest regardless of interim market
or bond market--will decline in value because of       fluctuations. We do not try to predict overall bond market or interest
factors such as economic conditions, future            rate movements and generally do not trade for short-term purposes.
expectations or investor confidence.
                                                       In evaluating the use of an index swap, we carefully consider how
Index swaps are subject to the same market risks       market changes could affect the swap and how that compares to us
as the investment market or sector that the index      investing directly in the market the swap is intended to represent.
represents. Depending on the actual movements of
the index and how well the portfolio manager
forecasts those movements, a fund could experience
a higher or lower return than anticipated.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the        We diversify the Fund's assets across three distinct sectors of the
value of securities in a particular industry or        bond market and among a wide variety of individual issuers.
the value of an individual stock or bond will
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities         The Fund is subject to interest rate risk. We cannot eliminate that
will decrease in value if interest rates rise. The     risk, but we do strive to manage it by monitoring economic conditions.
risk is greater for bonds with longer maturities
than for those with shorter maturities.                The Fund will not invest in swaps with maturities of more than two years. Each business day we will calculate the amount the Fund must
Swaps may be particularly sensitive to interest        pay for any swaps it holds and will segregate enough cash or other
rate changes. Depending on the actual movements of     liquid securities to cover that amount.
interest rates and how well the portfolio managers
anticipate them, a fund could experience a higher
or lower return than anticipated.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's           Our careful, credit-oriented bond selection and our commitment to hold
issuer (or an entity that insures the bond) will       a diversified selection of high-yield bonds are designed to manage
not be able to make timely payments of interest        this risk.
and principal.
                                                       It is likely that protracted periods of economic uncertainty would
Investing in so-called "junk" or "high-yield"          cause increased volatility in the market prices of high-yield bonds,
bonds entails the risk of principal loss, which        an increase in the number of high-yield bond defaults and
may be greater than the risk involved in               corresponding volatility in the Fund's net asset value.
investment grade bonds. High-yield bonds are
sometimes issued by companies whose earnings at        Our holdings of high quality investment grade bonds are less subject
the time the bond is issued are less than the          to credit risk and may help to balance any credit problems experienced
projected debt payments on the bonds.                  by individual high-yield bond issuers or foreign issuers.

Some analysts believe a protracted economic            When selecting dealers with whom we would make interest rate or index
downturn would severely disrupt the market for         swap agreements, we focus on those with high quality ratings and do
high-yield bonds, adversely affect the value of        careful credit analysis before investing.
outstanding bonds and adversely affect the ability
of high-yield issuers to repay principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          Lehman Brothers Aggregate
Fixed-income securities              Government securities   Inflation            Investment goal         Bond Index
------------------------------------------------------------------------------------------------------------------------------------
With fixed-income securities, the    Securities issued by    The increase in the  The objective, such as  The Lehman Brothers
money you originally invested is     U.S. government or its  cost of goods and    long-term capital       Aggregate Bond Index is an
paid back at a pre-specified         agencies. They include  services over time.  growth or high current  index that measures the
maturity date. These securities,     Treasuries as well as   U.S. inflation is    income, that a mutual   performance of about 6,500
which include government, corporate  agency-backed           frequently measured  fund pursues.           U.S. corporate and
or municipal bonds, as well as       securities such as      by changes in the                            government bonds.
money market securities, typically   Fannie Maes.            Consumer Price Index
pay a fixed rate of return (often                            (CPI).
referred to as interest). See Bond.


                                                                             9
                                                                             ---

------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a     We will use options and futures for defense purposes, such as to
fund may experience a significant loss if it           protect gains in the portfolio without actually selling a security or
employs an options or futures strategy related to      to neutralize the impact of interest rate changes. We will not use
a security or a market index moves in the opposite     futures and options for speculative reasons or in an effort to enhance
direction from what the portfolio managers             return.
anticipated. Futures and options also involve
additional expenses, which could reduce any
benefit or increase any loss to a fund from using
the strategy.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities       The Fund will attempt to reduce foreign investing risks through
may be adversely affected by political instability     portfolio diversification, credit analysis and attention to trends in
(including governmental seizures or                    world economies, industries and financial markets.
nationalization of assets), changes in currency
exchange rates, foreign economic conditions or         We carefully evaluate the political and economic situations in the
inadequate regulatory and accounting standards.        countries where we invest and take these risks into account before we
Foreign markets may also be less efficient, less       select securities for the portfolio. However, there is no way to
liquid, have greater price volatility, less            eliminate foreign risks when investing internationally.
regulation and higher transaction costs than U.S.
markets.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities risks involve the        The Fund attempts to reduce the risks associated with investing in
ability of a foreign government or                     foreign governments by limiting the portion of portfolio assets that
government-related issuer to make timely principal     may be invested in such securities.
and interest payments on its external debt
obligations. This ability to make payments will be
strongly influenced by the issuer's balance of
payments, including export performance, its access
to international credits and investments,
fluctuations in interest rates and the extent of
its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of an         We may try to hedge currency risk by purchasing foreign currency
investment may be negatively affected by changes       exchange contracts. By agreeing to purchase or sell foreign securities
in foreign currency exchange rates. Adverse            at a pre-set price on a future date, the Fund strives to protect the
changes in exchange rates may reduce or eliminate      value of the security it owns from future changes in currency rates.
any gains produced by investments that are             We will use forward currency exchange contracts only for defensive
denominated in foreign currencies and may increase     measures, not to enhance portfolio returns. However, there is no
any losses.                                            assurance that a strategy such as this will be successful.

------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the      While the Fund may purchase securities of issuers in any foreign
risks associated with international investing will     country, developed and emerging, no more than 15% of the Fund's assets
be greater in emerging markets than in more            may be invested in direct obligations of issuers located in emerging
developed foreign markets because, among other         market countries.
things, emerging markets may have less stable
political and economic environments.
------------------------------------------------------------------------------------------------------------------------------------

M-N     Management fee               Market capitalization                                         Maturity
        ----------------------------------------------------------------------------------------------------------------------------
        The amount paid by a         The value of a corporation determined by multiplying the      The length of time until
        mutual fund to the           current market price of a share of common stock by the        a bond issuer must repay
        investment adviser for       number of shares held by shareholders. A corporation with     the underlying loan
        management services,         one million shares outstanding and the market price per       principal to bondholders.
        expressed as an annual       share of $10 has a market capitalization of $10 million.
        percentage of the fund's
        average daily net assets.

  10
----

------------------------------------------------------------------------------------------------------------------------------------
                Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities      A less liquid secondary market may have an adverse effect on our
cannot be readily sold within seven days at            ability to sell particular issues, when necessary, to meet the Fund's
approximately the price that a fund values them.       liquidity needs or in response to a specific economic event, such as the declining creditworthiness of an issuer. In striving to manage
The high-yield secondary market is particularly        this risk, we evaluate the size of a bond issuance as a way to
susceptible to liquidity problems when the             anticipate its likely liquidity level.
institutions, such as mutual funds and certain
financial institutions that dominate it                We may invest only 15% of net assets in illiquid securities.
temporarily stop buying bonds for regulatory,
financial or other reasons.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk: A less liquid secondary market as      We will strive to manage this risk by carefully evaluating individual
described above makes it more difficult to obtain      bonds and by limiting the amount of the portfolio that can be
precise valuations of the high-yield securities in     allocated to privately placed high-yield securities.
its portfolio. During periods of reduced
liquidity, judgment plays a greater role in
valuing high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States     We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered     evaluate any possible effects they might have on the Fund's portfolio.
legislative actions that could adversely affect
the high-yield bond market. For example,
Congressional legislation has, with some
exceptions, generally prohibited federally insured
savings and loan institutions from investing in
high-yield securities. Regulatory actions have
also affected the high-yield market. Similar
actions in the future could reduce liquidity for
high-yield securities, reduce the number of new
high-yield securities being issued and could make
it more difficult for a fund to attain its
investment objective.
------------------------------------------------------------------------------------------------------------------------------------

                                        Nationally recognized statistical ratings
NASD Regulation, Inc. (NASDR(SM))       organization (NRSRO)                                   Net asset value (NAV)
------------------------------------------------------------------------------------------------------------------------------------
The independent subsidiary of the       A company that assesses the credit quality of          The daily dollar value of one
National Association of Securities      bonds, commercial paper, preferred and common          mutual fund share. Equal to a
Dealers, Inc. responsible for           stocks and municipal short-term issues, rating the     fund's net assets divided by the
regulating the securities industry.     probability that the issuer of the debt will meet      number of shares outstanding.
                                        the scheduled interest payments and repay the
                                        principal. Ratings are published by such companies
                                        as Moody's Investors Service, Inc. (Moody's),
                                        Standard & Poor's (S&P), Duff & Phelps, Inc.
                                        (Duff), and Fitch IBCA, Inc. (Fitch).

                                                                            11
                                                                            ----

Who manages the Fund

 Investment    The Fund is managed by Delaware Management Company, a series of
manager and    Delaware Management Business Trust, which is an indirect, wholly
sub-adviser    owned subsidiary of Delaware Management Holdings, Inc. Delaware
               Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

               Delaware International Advisers Ltd. is the sub-adviser for the Fund. Delaware International Advisers Ltd. manages the foreign securities portion of the Fund's portfolio under the overall supervision of Delaware Management Company and furnishes Delaware Management Company with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

               For these services, no fees were paid to the manager and sub-adviser for the last fiscal year after giving effect to expense limitations.

Portfolio      Peter C. Andersen, Paul Grillo, Joanna Bates and Christopher A.
 managers      Moth and have primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Andersen and Mr. Grillo regularly consult with Jude T. Driscoll. Ms. Bates and Mr. Moth regularly consult with
               David G. Tilles as well as four global fixed-income team members.

               Peter C. Andersen, Vice President/Senior Portfolio Manager, has been participating in the management of the Fund since September 18, 2000 and assumed primary responsibility for allocating Strategic Income Fund's assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector on September 29, 2000. Mr. Andersen earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder.

P-S     Preferred stock                             Price-to-earnings ratio                     Principal
        ----------------------------------------------------------------------------------------------------------------------------
        Preferred stock has preference over         A measure of a stock's value calculated     Amount of money you invest
        common stock in the payment of dividends    by dividing the current market price of     (also called capital). Also
        and liquidation of assets. Preferred        a share of stock by its annual earnings     refers to a bond's original
        stocks also often pay dividends at a        per share. A stock selling for $100 per     face value, due to be repaid
        fixed rate and are sometimes convertible    share with annual earnings per share of     at maturity.
        into common stock.                          $5 has a P/E of 20.


  12
----

  Portfolio    Paul Grillo, Vice President/Portfolio Manager, is a CFA
   managers    charterholder and graduate of North Carolina State University
(continued)    with an MBA in Finance from Pace University. Prior to joining the
               Manager in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment
               Group and as a financial analyst at Chemical Bank. He has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities.
               Mr. Grillo has been a member of the Fund's management team since its inception.

               Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

               Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed-Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

               Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed-Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Fund in July 1999.

               David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

                                                                                    SEC (Securities and
Prospectus                   Redeem                       Risk                      Exchange Commission)       Share classes
------------------------------------------------------------------------------------------------------------------------------------
The official offering        To cash in your shares by    Generally defined as      Federal agency             Different
document that describes a    selling them back to the     variability of value;     established by Congress    classifications of
mutual fund, containing      mutual fund.                 also credit risk,         to administer the laws     shares; mutual fund
information required by                                   inflation risk, currency  governing the securities   share classes offer
the SEC, such as                                          and interest rate risk.   industry, including        a variety of sales
investment objectives,                                    Different investments     mutual fund companies.     charge choices.
policies, services and                                    involve different types   Portfolio
fees.                                                     and degrees of risk.

                                                                            13
                                                                            ----

Who manages the Fund (continued) Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.





                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
------------------------------------       One Commerce Square                  Service agent
       Sub-adviser                         Philadelphia, PA 19103         Delaware Service Company, Inc.
Delaware International Advisers Ltd.     ---------------------------          1818 Market Street
        Third Floor                                    |                     Philadelphia, PA 19103
       80 Cheapside                                    |                 ------------------------------
  London, England EC2V 6EE           ------------------------------------      |
-----------------------------------   Financial intermediary distributor       |
                       |             Lincoln Financial Distributors, Inc.      |
                       |                    Two Commerce Square                |
------------------------------             Philadelphia, PA 19103              |
  Portfolio managers                 ------------------------------------      |
(see page 12 for details)                                          |           |
------------------------------                                    -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of        Portfolio managers Portfolio managers are employed by the
Trustees which has oversight responsibility for the              investment manager or sub-adviser to make investment
management of the fund's business affairs. Trustees              decisions for individual portfolios on a day-to-day basis.
establish procedures and oversee and review the performance
of the investment manager, the distributor and others that       Custodian Mutual funds are legally required to protect their
perform services for the fund. At least 40% of the Board of      portfolio securities and most funds place them with a
Trustees must be independent of the fund's investment            qualified bank custodian who segregates fund securities from
manager and distributor. For funds (such as Delaware             other bank assets.
Strategic Income Fund) that rely on certain exemptive rules
created by the SEC, this percentage has been increased to a      Distributor Most mutual funds continuously offer new shares
majority. These independent fund trustees, in particular,        to the public through distributors who are regulated as
are advocates for shareholder interests.                         broker-dealers and are subject to NASD Regulation, Inc.
                                                                 (NASDR(SM)) rules governing mutual fund sales practices.
Investment manager An investment manager is a company
responsible for selecting portfolio investments consistent       Financial intermediary distributor Pursuant to a contractual
with the objective and policies stated in the mutual fund's      arrangement with Delaware Distributors, L.P., Lincoln
prospectus. The investment manager places portfolio orders       Financial Distributors, Inc. (LFD) is primarily responsible
with broker/dealers and is responsible for obtaining the         for promoting the sale of Fund shares through
best overall execution of those orders. A written contract       broker/dealers, financial advisers and other financial
between a mutual fund and its investment manager specifies       intermediaries.
the services the manager performs. Most management contracts
provide for the manager to receive an annual fee based on a      Service agent Mutual fund companies employ service agents
percentage of the fund's average daily net assets. The           (sometimes called transfer agents) to maintain records of
manager is subject to numerous legal restrictions,               shareholder accounts, calculate and disburse dividends and
especially regarding transactions between itself and the         capital gains and prepare and mail shareholder statements
funds it advises.                                                and tax information, among other functions. Many service
                                                                 agents also provide customer service to shareholders.
Sub-adviser A sub-adviser is a company generally responsible
for the management of the fund's assets. Sub-advisers are        Shareholders Like shareholders of other companies, mutual
selected and supervised by the investment manager.               fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment
                                                                 policies must also seek shareholder approval.


                                                                      Statement of Additional
S-V   Signature guarantee              Standard deviation             Information (SAI)                Stock
      ------------------------------------------------------------------------------------------------------------------------------
      Certification by a bank,         A measure of an investment's   The document serving as "Part    An investment that represents
      brokerage firm or other          volatility; for mutual funds,  B" of a fund's prospectus that   a share of ownership (equity)
      financial institution that a     measures how much a fund's     provides more detailed           in a corporation. Stocks are
      customer's signature is valid;   total return has typically     information about the fund's     often referred to as common
      signature guarantees can be      varied from its historical     organization, investments,       stocks or equities.
      provided by members of the       average.                       policies and risks.
      STAMP program.



  14
----

About your account

Investing in   Institutional Class shares are available for purchase only by the
    the Fund   following:

               o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

               o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

               o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

               o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

               o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.


Total return            Treasury bills          Treasury bonds          Treasury notes          Volatility
------------------------------------------------------------------------------------------------------------------------------------
An investment           Securities issued by    Securities issued by    Securities issued by    The tendency of an investment to go
performance             the U.S. Treasury       the U.S. Treasury       the U.S. Treasury       up or down in value by different
measurement,            with maturities of      with maturities of      with maturities of      magnitudes. Investments that
expressed as a          one year or less.       10 years or longer.     one to 10 years.        generally go up or down in value in
percentage, based on                                                                            relatively small amounts are
the combined                                                                                    considered "low volatility"
earnings from                                                                                   investments, whereas those
dividends, capital                                                                              investments that generally go up or
gains and change in                                                                             down in value in relatively large
price over a given                                                                              amounts are considered "high
period.                                                                                         volatility" investments.

                                                                            15
                                                                            ----

How to buy shares


[GRAPHIC OMITTED]     By mail

                      Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED]     By wire

                      Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[GRAPHIC OMITTED]     By exchange

                      You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC OMITTED]     Through your financial adviser

                      Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

  16
----

How to buy shares     The price you pay for shares will depend on when we
      (continued)     receive your purchase order. If we or an authorized agent
                      receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value.
                      If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.



                                                                            17
                                                                            ----

How to redeem
       shares

[GRAPHIC OMITTED]     By mail

                      You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to
                      267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED]     By telephone

                      You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]     By wire

                      You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]     Through your financial adviser

                      Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.



  18
----

How to redeem shares  If you hold your shares in certificates, you must submit
(continued)           the certificates with your request to sell the shares. We
                      recommend that you send your certificates by certified mail.

                      When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 pm Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum       If you redeem shares and your account balance falls below
                      $250, the Fund may redeem your account after 60 days' written notice to you. How to redeem shares

      Exchanges       You can exchange all or part of your shares for shares of
                      the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares.
                      You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

      Dividends,      Dividends, if any, are declared and paid monthly. Capital
  distributions       gains, if any, are paid twice a year. We automatically
      and taxes       reinvest all dividends and any capital gains.

                      Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                      We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

                                                                            19
                                                                            ----

Financial highlights

                                                                                                              Institutional Class
---------------------------------------------------------------------------------------------------------------------------------

The Financial
highlights table is                                                                                                     10/1/96(1)
intended to help you        Delaware Strategic                                                       Year ended 7/31     through
understand the              Income Fund                                      2001        2000      1999         1998     7/31/97
Fund's financial            ------------------------------------------------------------------------------------------------------
performance. All            Net asset value, beginning of period            $4.310      $4.850     $5.470      $5.700     $5.500
"per share"
information reflects        Income (loss) from investment operations:
financial results
for a single Fund           Net investment income(2)                         0.338       0.424      0.475       0.458      0.367
share. This
information has been        Net realized and unrealized gain (loss) on
audited by Ernst &             investments and foreign currencies           (0.408)     (0.540)    (0.603)     (0.111)     0.187
Young LLP, whose                                                            ------      ------     ------      ------     ------
report, along with          Total from investment operations                (0.070)     (0.116)    (0.128)      0.347      0.554
the Fund's financial                                                        ------      ------     ------      ------     ------
statements, is              Less dividends and distributions:
included in the
Fund's annual               Dividends from net investment income            (0.207)     (0.365)    (0.457)     (0.457)    (0.354)
report, which is
available upon              Distributions in excess of net investment
request by calling             income                                       (0.062)     (0.059)        --          --         --
800.523.1918.
                            Distributions from net realized gain
                               on investments                                   --          --     (0.035)     (0.120)        --
                                                                            ------      ------     ------      ------     ------
                            Return of capital                               (0.111)         --         --          --         --
                                                                            ------      ------     ------      ------     ------

                            Total dividends and distributions               (0.380)     (0.424)    (0.492)     (0.577)    (0.354)
                                                                            ------      ------     ------      ------     ------

                            Net asset value, end of period                  $3.860      $4.310     $4.850      $5.470     $5.700
                                                                            ======      ======     ======      ======     ======

                            Total return(3)                                 (1.61%)     (2.45%)    (2.46%)      6.36%     10.36%

                            Ratios and supplemental data:

                            Net assets, end of period (000 omitted)         $1,493      $1,044     $4,350      $3,764     $3,405

                            Ratio of expenses to average net assets          0.75%       0.75%      0.75%       0.75%      0.75%

                            Ratio of expenses to average net assets prior
                               to expense limitation and expenses
                               paid indirectly                               1.74%       1.50%      1.30%       1.48%      1.87%

                            Ratio of net investment income to average
                               net assets                                    8.31%       9.45%      9.22%       8.18%      7.90%

                            Ratio of net investment income to average net
                               assets prior to expense limitation
                               and expenses paid indirectly                  7.32%       8.70%      8.67%       7.45%      6.78%

                            Portfolio turnover                                200%        127%       156%        175%       183%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999, 2000, and 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the managers.

  20
----

     How to read the
Financial highlights   ----------------------------------------------------------------------------------------------------------
                       Net investment               Net asset value            Ratio of expenses to       Portfolio turnover
                       income                       (NAV)                      average net assets         This figure tells
                       Net investment               This is the value of       The expense ratio is       you the amount of
                       income includes              a mutual fund share,       the percentage of          trading activity in
                       dividend and                 calculated by              net assets that a          a fund's portfolio.
                       interest income              dividing the net           fund pays annually         For example, a fund
                       earned from a fund's         assets by the number       for operating              with a 50% turnover
                       investments; it is           of shares                  expenses and               has bought and sold
                       after expenses have          outstanding.               management fees.           half of the value of
                       been deducted.                                          These expenses             its total investment
                                                    Total return               include accounting         portfolio during the
                       Net realized and             This represents the        and administration         stated period.
                       unrealized gain              rate that an               expenses, services
                       (loss) on                    investor would have        for shareholders,
                       investments                  earned or lost on an       and similar
                       A realized gain              investment in the          expenses.
                       (loss) on                    Fund. In calculating
                       investments occurs           this figure for the        Ratio of net
                       when we sell an              financial highlights       investment income to
                       investment at a              table, we include          average net assets
                       profit, while a              fee waivers and            We determine this
                       realized loss on             assume the                 ratio by dividing
                       investments occurs           shareholder has            net investment
                       when we sell an              reinvested all             income by average
                       investment at a              dividends and              net assets.
                       loss. When an                realized gains.
                       investment increases
                       or decreases in              Net assets
                       value but we do not          Net assets represent
                       sell it, we record           the total value of
                       an unrealized gain           all the assets in a
                       or loss. The amount          fund's portfolio,
                       of realized gain per         less any
                       share, if any, that          liabilities, that
                       we pay to                    are attributable to
                       shareholders would           that class of the
                       be listed under              fund.
                       "Less dividends and
                       distributions-Distributions
                       from net realized
                       gain on
                       investments."



                                                                            21
                                                                            ----

Delaware Strategic
Income Fund

                      Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission
                      (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103, or call toll-free 800.510.4015. You may also obtain additional information about the Fund from your financial adviser.

                      You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

                      Web site

                      www.delawareinvestments.com

                      E-mail

                      service@delinvest.com

                      Client Services Representative

                      800.510.4015

                      Delaphone Service

                      800.362.FUND (800.362.3863)

                      oFor convenient access to account information or current
                       performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                      Investment Company Act file number: 811-2071

                      Delaware Strategic Income Fund

                                                      CUSIP          NASDAQ
                                                    ---------        ------
                      Institutional Class           245908884        DISIX



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)






PR-128 [--] BUR 9/01

                                                                 ------------------------------------------------------------------
         Delaware Investments includes funds with a
wide range of investment objectives.  Stock funds,               DELAWARE GROUP INCOME FUNDS
income funds, national and state-specific tax-exempt
funds, money market funds, global and international              ------------------------------------------------------------------
funds and closed-end funds give investors the ability
to create a portfolio that fits their personal                   DELAWARE CORPORATE BOND FUND
financial goals.  For more information, shareholders of          DELAWARE DELCHESTER FUND
the Class A, B, and C Shares should contact their                DELAWARE EXTENDED DURATION BOND FUND
financial adviser or call Delaware Investments at                DELAWARE HIGH-YIELD OPPORTUNITIES FUND
800-523-1918 and shareholders of the Institutional               DELAWARE STRATEGIC INCOME FUND
Classes should contact Delaware Investments at
800-510-4015.                                                    A CLASS
                                                                 B CLASS
INVESTMENT MANAGER                                               C CLASS
Delaware Management Company                                      INSTITUTIONAL CLASS
One Commerce Square                                              ------------------------------------------------------------------
Philadelphia, PA  19103

SUB-ADVISER
Delaware Strategic Income Fund:
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
One Commerce Square
Philadelphia, PA 19103

SHAREHOLDER SERVICING,                                           PART B
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                                              STATEMENT OF
AND TRANSFER AGENT                                               ADDITIONAL INFORMATION
Delaware Service Company, Inc.
One Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245                                               Delaware
                                                                 Investments(SM)
                                                                 --------------------------------------
                                                                 A member of Lincoln Financial Group(R)




                                                                ------------------------------------------------------------------

                                                                SEPTEMBER 28, 2001


                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 28, 2001


                          DELAWARE CORPORATE BOND FUND
                            DELAWARE DELCHESTER FUND
                      DELAWARE EXTENDED DURATION BOND FUND
                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
                         DELAWARE STRATEGIC INCOME FUND


                   One Commerce Square, Philadelphia, PA 19103


       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800-523-1918

         For more information about Institutional Classes: 800-510-4015

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group Income Funds ("Income Funds"), a Delaware Business Trust, is a professionally-managed mutual fund of the series type which currently offers five series of shares: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund (individually, a "Fund", and collectively, the "Funds"). Each Fund offers three retail classes: Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively, the "Fund Classes"). Each Fund also offers an institutional class (collectively, the "Institutional Classes").


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Funds September 28, 2001, as they may be amended from time to time. Part B should be read in conjunction with the Class' Prospectuses. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from each Fund's Annual Report into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800-523-1918.

-------------------------------------------------- ------- ----------------------------------------------------------------- ------
TABLE OF CONTENTS

-------------------------------------------------- ------- ----------------------------------------------------------------- ------
                                                     Page                                                                     Page
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Investment Objectives and Policies                         Taxes
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Performance Information                                    Investment Management Agreement and Sub-Advisory Agreement
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Trading Practices and Brokerage                            Officers and Trustees
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Purchasing Shares                                          General Information
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Investment Plans                                           Financial Statements
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Determining Offering Price and Net Asset Value             Appendix A -- Ratings
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Redemption and Exchange                                    Appendix B--Investment Objectives of the Funds in the
                                                                       Delaware Investments Family
-------------------------------------------------- ------- ----------------------------------------------------------------- ------
Dividends and Distributions
-------------------------------------------------- ------- ----------------------------------------------------------------- ------

INVESTMENT OBJECTIVES AND POLICIES

Investment Restrictions

         Fundamental Investment Restrictions--Each Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of the Fund, or 67% of the voting securities of that Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Fund purchases securities.

A Fund may not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Investment Restrictions--In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. No Fund may invest more than 15% of its net assets in securities which it can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment.

Following are additional non-fundamental investment restrictions for the Funds:

Delaware Delchester Fund

         1. Delaware Delchester Fund will not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Delaware Delchester Fund will not invest for the purpose of acquiring control of any company.

         3. Delaware Delchester Fund will not purchase or retain securities of a company which has an officer or director who is an officer or trustee of Income Funds, or an officer, trustee or partner of Delaware Management Company (the "Manager") if, to the knowledge of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. Delaware Delchester Fund will not invest in securities of other investment companies.

         5. Delaware Delchester Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.

         6. Delaware Delchester Fund will not sell short any security or property.

         7. Delaware Delchester Fund will not buy or sell commodities or commodity contracts.

         8. Delaware Delchester Fund will not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Delaware Delchester Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         10. Delaware Delchester Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such purchase at the time thereof would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         11. Delaware Delchester Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

         12. No long or short positions on shares of the Fund may be taken by Income Fund's officers, trustees or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

         13. Delaware Delchester Fund will not invest more than 25% of its assets in any one particular industry.

         Although not a fundamental investment restriction, Delaware Delchester Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

Delaware Strategic Income Fund

         1. With respect to 75% of its total assets, Delaware Strategic Income Fund will not invest more than 5% of the value of its total assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. Delaware Strategic Income Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Delaware Strategic Income Fund will not sell short any security or property.

         4. Delaware Strategic Income Fund will not buy or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon.

         5. Delaware Strategic Income Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies.

         6. Delaware Strategic Income Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Delaware Strategic Income Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         8. Delaware Strategic Income Fund will not invest more than 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         9. Delaware Strategic Income Fund will not invest for the purpose of acquiring control of any company.

         10. Delaware Strategic Income Fund will not invest in securities of other investment companies, except that the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act at the time of the investment.

         11. Delaware Strategic Income Fund will not purchase or retain securities of a company which has an officer or director who is an officer or trustee of Income Funds or an officer, trustee or partner of the Manager if, to the knowledge of the Fund, one or more of such persons beneficially owns in the aggregate more than 5% thereof.

         12. Delaware Strategic Income Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such investment at the time of purchase would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         Although not a fundamental investment restriction, Delaware Strategic Income Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases. In addition, Delaware Strategic Income Fund currently does not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities, and the Fund may make margin payments as may be necessary in connection with the futures and options transactions described in the Fund's Prospectuses and this Part B.

Delaware High-Yield Opportunities Fund

         1. With respect to 75% of its total assets, Delaware High-Yield Opportunities Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. Delaware High-Yield Opportunities Fund will not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Delaware High-Yield Opportunities Fund will not sell short any security or property.

         4. Delaware High-Yield Opportunities Fund will not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.

         5. Delaware High-Yield Opportunities Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         6. Delaware High-Yield Opportunities Fund will not make loans. However,
(i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Delaware High-Yield Opportunities Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         8. Delaware High-Yield Opportunities Fund will not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         9. Delaware High-Yield Opportunities Fund will not invest for the purpose of acquiring control of any company.

         10. Delaware High-Yield Opportunities Fund will not invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act at the time of the investment.

         11. Delaware High-Yield Opportunities Fund will not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.

         12. Delaware High-Yield Opportunities Fund will not enter into futures contracts or options thereon.

         13. Delaware High-Yield Opportunities Fund will not purchase or retain the securities of any issuer which has an officer, director or security holder who is a trustee or officer of Income Funds or of the Manager if or so long as the trustees and officers of Income Funds and of the Manager together own beneficially more than 5% of any class of securities of such issuer.

         14. Delaware High-Yield Opportunities Fund will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         15. Delaware High-Yield Opportunities Fund will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.


         The following provides additional information regarding the Funds' investment policies.

Delaware Delchester Fund
         In investing for income and safety of principal, Delaware Delchester Fund's emphasis in selection will be on securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The types of securities in which Delaware Delchester Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve Delaware Delchester Fund's objective by investing at least 80% of the Fund's assets at time of purchase in:

         1. Corporate Bonds. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds; or

         2. Government Securities. Securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities; or

         3. Commercial Paper. Commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by Standard & Poor's ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or similarly rated by other rating agencies.

         As a matter of practice, Delaware Delchester Fund has consistently invested more than 80% of its assets in such securities. The Fund may invest up to 20% of its assets in equity securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Additionally, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term obligations for an appreciable period of time when market conditions warrant and the Fund is anticipating higher interest rates. Currently, Delaware Delchester Fund's assets are invested primarily in unrated bonds and bonds rated BB or lower by S&P or Ba or lower by Moody's.

Delaware Strategic Income Fund
         The Manager will seek to achieve the Fund's objective by allocating the Fund's investments principally among the following three sectors of the fixed-income securities markets:

         (1) a High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities issued by U.S. companies;

         (2) an Investment Grade Sector, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

         (3) an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies.

         The Manager will determine the amount of assets of the Fund that will be allocated to each of the three sectors in which the Fund will invest, based on its analysis of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investment in each of the three sectors. The Manager will periodically reallocate the Fund's assets as it deems necessary, and as little as 20% and as much as 60% of the Fund's assets among sectors may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

Delaware High-Yield Opportunities Fund
         The types of securities in which Delaware High-Yield Opportunities Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve Delaware High-Yield Opportunities Fund's objective by investing at least 65% of the Fund's assets at time of purchase in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by the Manager. Unrated bonds may be more speculative in nature than rated bonds.

         The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         In addition to income-producing securities as described in the Prospectuses, the Fund may make limited use of non-income producing equity securities, such as, but not limited to, common stock. Typically, the Fund's investments in non-income producing equity securities will be less than 5% of the Fund's total assets.

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
         The types of securities in which each Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve each Fund's objective by investing in investment grade corporate bonds. Each Fund may also invest in corporate bonds rated BB by S&P or Ba by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by the Manager. Unrated bonds may be more speculative in nature than rated bonds.

         Each Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         Appendix A - Ratings in this Part B describes the ratings of S&P and Moody's.

Duration
         Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

         Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

High-Yield, High Risk Securities
         Investing in so-called "high-yield" or "high risk" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Funds. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. The risks include the following:

         A. Youth and Volatility of the High-Yield Market--Although the market for high-yield securities has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield securities, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield securities, an increase in the number of high-yield bond defaults and corresponding volatility in a Fund's net asset value.

         B. Liquidity and Valuation--The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying such securities for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on a Fund's ability to dispose of particular issues, when necessary, to meet a Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         C. Legislative and Regulatory Action and Proposals--There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues and could reduce the number of new high-yield securities being issued.

         Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may invest up to 20% of its net assets in securities rated BB by S&P or Ba by Moody's.

Zero Coupon and Pay-In-Kind Bonds
         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

         Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

         Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receive no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

Foreign and Emerging Markets Securities
         Each Fund may invest in foreign and emerging markets securities. Investors should recognize that investing in foreign issuers, including issuers located in emerging market countries, involves certain considerations which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since Delaware Strategic Income Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Delaware Strategic Income Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There are a number of risks involved in investing in foreign securities. For example, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses on profits.

         With respect to a Fund's investment in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of the foreign government and government-related debt securities in which Delaware Strategic Income Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to shareholders.


           Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Funds invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Fund's manager or sub-adviser does not believe that any current registration restrictions would affect its decision to invest in such countries.

Foreign Currency Transactions
         The foreign investments made by Delaware Strategic Income Fund present currency considerations which pose special risks. Delaware International Advisers Ltd., the Fund's sub-adviser ("Sub-Adviser"), uses a purchasing power parity approach to evaluate currency risk. A purchasing power parity approach attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less abroad, the foreign currency may be considered to be overvalued. When the dollar buys more abroad, the foreign currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

         Delaware Strategic Income Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Delaware Strategic Income Fund will account for forward contracts by marking to market each day at daily exchange rates. When the Fund enters into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's assets denominated in such foreign currency, the Fund's custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contract. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of Delaware Strategic Income Fund's commitments with respect to such contract.

         Delaware Strategic Income Fund's use of forward foreign currency exchange contracts for hedging and other non-speculative purposes involves certain risks. For example, a lack of correlation between price changes of a forward contract and the assets being hedged could render Delaware Strategic Income Fund's hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the Sub-Adviser at a time when the Fund is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, Delaware Strategic Income Fund will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Further, forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in forward contracts also involve risks arising from the lack of an organized exchange trading environment.

         Successful use by Delaware Strategic Income Fund of forward foreign currency exchange contracts for hedging and other non-speculative purposes is subject to the Sub-Adviser's ability to predict correctly the direction of movements in foreign currencies relative to the U.S. dollar. This requires different skills and techniques than predicting changes in the prices of individual securities.

Equity Securities
         Each Fund may invest in income-producing equity securities. In addition, Delaware Delchester Fund and Delaware Strategic Income Fund may invest a portion of its assets in non-income producing equity securities and Delaware High-Yield Opportunities Fund may make limited use of non-income producing equity securities as described above.

         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Convertible Debt and Non-Traditional Equity Securities
         From time to time, a portion of Delaware Corporate Bond Fund's, Delaware Delchester Fund's Delaware Extended Duration Bond Fund's, Delaware High-Yield Opportunities Fund's and Delaware Strategic Income Fund's assets may be invested in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds." See High-Yield, High Risk Securities for a further discussion of these types of investments.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

When-Issued and Delayed Delivery Securities
         Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Borrowing From Banks
         Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the SEC may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while a Fund has an outstanding borrowing.

Restricted/Illiquid Securities
         The Funds may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Funds obtaining a less favorable price on a resale. Each Fund will not purchase illiquid assets if more than 15% of its respective net assets (10% for Delaware Delchester Fund) would then consist of such illiquid securities.

         Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds.

         While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Repurchase Agreements
         The Funds are permitted to invest in repurchase agreements, but they normally so only to invest cash balances. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate any loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of Income Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Interest Rate and Index Swaps
         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. A Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         The Funds may also engage in index swaps, also called total return swaps. In an index swap, a Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed-income securities that are included in the index.

          Swap transactions provide several benefits to the Funds. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a Fund is the weighted average of the durations of the Fund's fixed-income securities.


         If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.


         The Funds may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed-income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Funds to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.


         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Funds thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Funds will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that a Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, a Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which a Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Funds will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that a Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations.

         There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Funds will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Funds will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Options, Futures and Options on Futures
         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes. Delaware Strategic Income Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. Delaware Strategic Income Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities.


         Purchasing Call Options-- Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may purchase call options to the extent that premiums paid by the Funds do not aggregate more than 2% of the Funds' total assets. When the Funds purchase a call option, in return for a premium paid by the Funds to the writer of the option, the Funds obtain the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds.

         Purchasing Put Options-- Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may invest up to 2% of its total assets in the purchase of put options. The Funds will, at all times during which they hold a put option, own the security covered by such option.

         A put option purchased by Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund gives the Funds the right to sell one of their securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund to protect unrealized gain in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund will lose the value of the premium paid. The Funds may sell a put option which they have previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which the Funds, when they are the holder of an outstanding option, liquidate their position by selling an option of the same series as the option previously purchased.

         Futures and Options on Futures-- Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may enter into contract for the purchase or sale for future delivery of securities or foreign currencies. When the Funds engage in futures transactions, to the extent required by the SEC, they will maintain with their custodian bank, assets in a segregated account to cover their obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Funds with respect to such futures contracts.

         The Funds may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Funds might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Funds. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of the Funds from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Funds could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Funds could then buy debt securities on the cash market.

         With respect to options on futures contracts, when Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the U.S. government securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of U.S. government securities which the Funds intend to purchase.

         If a put or call option that Delaware Strategic Income Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, Delaware Strategic Income Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. Delaware Strategic Income Fund will purchase a put option on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Funds hedged against the possibility of an increase in interest rates which would adversely affect the price of U.S. government securities held in their portfolios and interest rates decrease instead, the Funds will lose part or all of the benefit of the increased value of their U.S. government securities which they have because they will have offsetting losses in their futures position. In addition, in such situations, if the Funds had insufficient cash, they may be required to sell U.S. government securities from their portfolios to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may be required to sell securities at a time when they may be disadvantageous to do so.

         Further, with respect to options on futures contracts, Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         Although not fundamental policy, the Funds currently intend to limit its investments in futures contracts and options thereon to the extent that not more than 5% of the Funds' assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

U.S. Government Securities
         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         The maturities of such securities usually range from three months to 30 years. While such securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause a Class' daily net asset value to fluctuate.

Short-Term Investments
         The short-term investments in which the Funds may invest are:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (4) U.S. government securities (see U.S. Government Securities); and

         (5) Repurchase agreements collateralized by securities listed above.

Unseasoned Companies
         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Mortgage-Backed Securities
         Delaware Strategic Income Fund may invest in mortgage-backed securities, including GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

CMOs and REMICs
         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the Securities and Exchange Commission to be investment companies, Delaware Strategic Income Fund will limit its investment in such securities in a manner consistent with the provisions of the 1940 Act.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which Delaware Strategic Income Fund may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund's net assets.

         The Fund may invest in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Fitch, or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Asset-Backed Securities
         The asset-backed securities in which Delaware Strategic Income Fund may invest must be rated in the four top rating categories by a nationally recognized statistical rating organization (e.g., BBB or better by S&P and Fitch, or Baa or better by Moody's). The receivables underlying asset-backed securities are typically securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities structured in this way that may be developed in the future.

         The rate of principal payment on asset-backed securities generally depends upon the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Investment Company Securities
         Any investments that Delaware Strategic Income Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

REITs
         Delaware Strategic Income Fund may invest in shares or convertible bonds of real estate investment trusts ("REIT") REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as Income Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

Concentration
         In applying a Fund's policy on concentration; (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectuses and this Part B for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                                     n
                                             P(1 + T) = ERV

        Where:      P  =   a hypothetical initial purchase order of $1,000 from
                           which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                    T  =   average annual total return;

                    n  =   number of years;

                  ERV  =   Redeemable value of the hypothetical $1,000 purchase
                           at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B
                           Shares and Class C Shares

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.

         The performance of each Class, as shown below, is the average annual total return quotations through July 31, 2000. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

         The average annual total return shown for the Delaware Delchester Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges.

         The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would have been paid if the shares were redeemed at July 31, 2000. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at July 31, 2000 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.


                                                  Average Annual Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
                                       (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Delaware Corporate Bond Fund(2)         9/15/98)     9/15/98)      9/15/98)       9/15/98)     9/15/98)     9/15/98)     9/15/98)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                      08.37%       13.72%         14.02%         8.89%       12.89%       11.88%       12.88%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                               3.73%        5.47%          5.74%         3.79%        4.73%        4.73%        4.73%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                       Class A(1)   Class A(1)   Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
                                       (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Delaware Delchester Fund(2)             8/20/70)     8/20/70)       6/1/92)       5/2/94)       5/2/94)     11/29/95)    11/29/95)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                     -24.02%      -20.22%        -19.98%       -23.62%      -20.85%      -21.55%      -20.85%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/01                    -14.81%      -13.43%        -13.19%       -14.72%      -14.08%      -14.08%      -14.08%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
5 years ended 7/31/01                     -4.27%       -3.32%         -3.07%        -4.29%       -4.05%       -4.05%       -4.05%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
10 years ended 7/31/01                     3.12%        3.62%          3.88%           N/A          N/A          N/A          N/A
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
15 years ended 7/31/01                     4.71%        5.04%          5.28%           N/A          N/A          N/A          N/A
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                               7.22%        7.39%          7.51%        -1.08%       -1.08%       -2.71%       -2.71%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
Delaware Extended                      (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Duration Bond Fund(2)                   9/15/98)     9/15/98)      9/15/98)       9/15/98)     9/15/98)     9/15/98)     9/15/98)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                      10.34%       15.76%         16.05%        10.90%       14.90%       13.88%       14.88%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                               3.24%        4.98%          5.22%         3.28%        4.21%        4.25%        4.25%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
Delaware High-Yield                    (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Opportunities Fund(2)                   12/30/96)    12/30/96)     12/30/96)      2/17/98)     2/17/98)     2/17/98)     2/17/98)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                     -14.21%       -9.96%         -9.67%       -13.70%      -10.44%      -11.26%      -10.44%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/01                     -5.37%       -3.80%         -3.49%        -5.13%       -4.39%       -4.40%       -4.40%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                               1.85%        2.91%          3.16%        -3.49%       -2.85%       -2.86%       -2.86%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
                                       (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Delaware Strategic Income Fund(2)       10/1/96)     10/1/96)      10/1/96)       10/1/96)     10/1/96)      0/1/96)     10/1/96)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                      -6.61%       -1.85%         -1.61%        -6.19%       -2.61%       -3.73%       -2.84%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/01                     -3.98%       -2.43%         -2.17%        -3.94%       -3.19%       -3.19%       -3.19%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                               0.73%        1.73%          1.97%         0.67%        0.95%        0.95%        0.95%
------------------------------------------------------------------------------------------------------------------------------------


(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2) Total return reflects voluntary expense limitations in effect for the Fund. Returns would be lower without the caps. See Investment Management Agreement and Sub-Advisory Agreement for the limitation in effect for each Fund.

         Each Fund may also quote its current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                               a--b      6
                                  YIELD = 2[(-------- + 1) -- 1]
                                                cd

        Where:    a    =   dividends and interest earned during the period;

                  b    =   expenses accrued for the period (net of
                           reimbursements);

                  c    =   the average daily number of shares outstanding during
                           the period that were entitled to receive dividends;

                  d    =   the maximum offering price per share on the last day
                           of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of each Class of each Fund as of July 31, 2001 using this formula were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                              Class A Shares     Class B Shares     Class C Shares   Institutional Class Shares
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware Corporate Bond Fund                       6.53%              6.12%             6.12%                   7.12%
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware Delchester Fund                          11.26%             11.07%            11.07%                  12.14%
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware Extended Duration Bond Fund               6.97%              6.57%             6.57%                   7.57%
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware High-Yield Opportunities Fund            10.31%             10.08%            10.08%                  11.16%
-------------------------------------------- ------------------ ------------------ ----------------- ---------------------------
Delaware Strategic Income Fund                     7.24%              6.86%             6.86%                   7.88%
--------------------------------------------------------------------------------------------------------------------------------

         Yield calculations assume the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. The yields for each Fund reflect the expense limitations in effect for the Fund (see Investment Management Agreement and Sub-Advisory Agreement for expense limitations in effect for the Funds). Actual yield may be affected by variations in sales charges on investments.

         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of a Fund in the future.

         Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

         From time to time, each Fund may also quote its Classes' actual total return and/or yield performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. Each Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar-cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills.

         From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. A Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic stocks, and/or bonds, Treasury bills and shares of that Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Fund and may illustrate how to find the listings of that Fund in newspapers and periodicals. Materials may also include discussions of other funds, products and services.

         Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. Each Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class of the Funds through July 31, 2000. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares as shown below, reflects maximum front-end sales charge paid on the purchase of shares but is also shown without reflecting the impact on any front-end sales charge. Total return shown for the Delaware Delchester Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.


                                                          Cumulative Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
                                       (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Delaware Corporate Bond Fund(2)         9/15/98)     9/15/98)      9/15/98)       9/15/98)     9/15/98)     9/15/98)     9/15/98)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/01                      0.11%        5.12%          5.19%         0.92%        4.92%        3.92%        4.92%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/01                      0.50%        5.46%          5.60%         1.06%        5.06%        4.06%        5.06%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/01                      8.42%       13.87%         14.11%         9.25%       13.25%       12.24%       13.24%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                        8.37%       13.72%         14.02%         8.89%       12.89%       11.88%       12.88%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                               11.10%       16.56%         17.41%        11.30%       14.23%       14.23%       14.23%
------------------------------------------------------------------------------------------------------------------------------------


                                                          Cumulative Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                       Class A(1)   Class A(1)   Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
                                       (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Delaware Delchester Fund(2)             8/20/70)     8/20/70)       6/1/92)       5/2/94)       5/2/94)     11/29/95)    11/29/95)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------

-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/01                     -7.10%       -2.58%         -2.50%        -6.56%       -2.78%       -3.72%       -2.78%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/01                    -18.64%      -14.64%        -14.51%       -18.20%      -14.98%      -15.79%      -14.98%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/01                    -16.28%      -12.17%        -11.97%       -15.89%      -12.68%      -13.48%      -12.68%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                      -24.02%      -20.22%        -19.98%       -23.68%      -20.85%      -21.55%      -20.85%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/01                     -38.18%      -35.11%        -34.58%       -37.97%      -36.57%      -36.57%      -36.57%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
5 years ended 7/31/01                     -19.61%      -15.55%        -14.44%       -19.68%      -18.66%      -18.67%      -18.67%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
10 years ended 7/31/01                     35.97%       42.71%         46.28%           N/A          N/A          N/A          N/A
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
15 years ended 7/31/01                     99.31%      109.19%        116.36%           N/A          N/A          N/A          N/A
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                              766.11%      809.66%        840.84%        -7.57%       -7.57%      -14.44%      -14.44%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
Delaware Extended                      (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Duration Bond Fund(2)                   9/15/98)     9/15/98)      9/15/98)       9/15/98)     9/15/98)     9/15/98)     9/15/98)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/01                      1.47%        6.52%          6.58%         2.31%        6.31%        5.31%        6.31%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/01                      0.62%        5.69%          5.83%         1.30%        5.30%        4.28%        5.28%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/01                     10.64%       16.19%         16.41%        11.55%       15.55%       14.53%       15.53%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                       10.34%       15.76%         16.05%        10.90%       14.90%       13.88%       14.88%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                                9.61%       14.99%         15.77%         9.72%       12.59%       12.73%       12.73%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
Delaware High-Yield                    (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Opportunities Fund(2)                   12/30/96)    12/30/96)     12/30/96)      2/17/98)     2/17/98)     2/17/98)     2/17/98)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------

-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/01                     -5.71%       -1.10%         -1.01%        -4.92%       -1.06%       -2.02%       -1.05%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/01                    -16.12%      -12.02%        -11.87%       -15.50%      -12.14%      -12.98%      -12.14%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/01                    -10.83%       -6.34%         -6.10%       -10.33%       -6.87%       -7.73%       -6.87%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                      -14.21%       -9.96%         -9.67%       -13.70%      -10.44%      -11.26%      -10.44%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/01                     -15.26%      -10.97%        -10.11%       -14.61%      -12.61%      -12.62%      -12.62%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                                8.77%       14.11%         15.36%       -11.53%       -9.51%       -9.54%       -9.54%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class B       Class B      Class C      Class C
                                         Class A      Class A    Institutional   including     excluding    including    excluding
                                        at offer      at NAV         Class          CDSC         CDSC         CDSC         CDSC
                                       (Inception   (Inception    (Inception     (Inception   (Inception   (Inception   (Inception
Delaware Strategic Income Fund(2)       10/1/96)     10/1/96)      10/1/96)       10/1/96)     10/1/96)     10/1/96)     10/1/96)
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------

-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 months ended 7/31/01                     -4.46%        0.39%          0.46%        -3.73%        0.20%       -0.78%        0.20%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
6 months ended 7/31/01                     -7.65%       -3.00%         -3.12%        -7.32%       -3.61%       -4.54%       -3.61%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
9 months ended 7/31/01                     -2.02%        2.86%          3.06%        -1.57%        2.28%        1.32%        2.28%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
1 year ended 7/31/01                       -6.61%       -1.85%         -1.61%        -6.19%       -2.61%       -3.73%       -2.84%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
3 years ended 7/31/01                     -11.48%       -7.11%         -6.38%       -11.37%       -9.26%       -9.26%       -9.26%
-------------------------------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
Life of Fund                                3.56%        8.65%          9.90%         3.28%        4.68%        4.67%        4.67%
------------------------------------------------------------------------------------------------------------------------------------


(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2) Total return reflects expense limitations in effect for the Fund. Returns would be lower without the caps. See Investment Management Agreement and Sub-Advisory Agreement for the limitation in effect for each Fund.


         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of affiliates of the Manager, including the number of such clients serviced by such persons.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of low fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                         Number of
                        Investment       Price Per         Shares
                          Amount           Share         Purchased
        Month 1            $100            $10.00             10
        Month 2            $100            $12.50              8
        Month 3            $100             $5.00             12
        Month 4            $100            $10.00             10
        ............. ................ .............. ................
                           $400            $37.50             48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE
         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, a Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.


         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Regulation, Inc. (the "NASDRsm"), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.


Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended, (the "Code") and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective. Portfolio transactions will be undertaken only to accomplish a Fund's objectives and not for the purpose of realizing capital gains, although capital gains may be realized on certain portfolio transactions. For example, capital gains may be realized when a security is sold: (1) so that, provided capital is preserved or enhanced, another security can be purchased to obtain a higher yield; (2) to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities to increase income or improve the quality of the portfolio; (3) to purchase a security which the Manager believes is of higher quality than its rating or current market value would indicate; or
(4) when the Manager anticipates a decline in value due to market risk or credit risk. Each Fund anticipates that its annual portfolio turnover may exceed 100%.

         During the past two fiscal years, each Fund's portfolio turnover rates were as follows:

        ----------------------------------------------------------------------
                                                               July 31,
        ---------------------------------------------- -----------------------
                                                           2001          2000
        ---------------------------------------------- --------- -------------
        Delaware Delchester Fund                           294%           82%
        ---------------------------------------------- --------- -------------
        Delaware Strategic Income Fund                     200%          127%
        ---------------------------------------------- --------- -------------
        Delaware High-Yield Opportunities Fund           1,201%          396%
        ---------------------------------------------- --------- -------------
        Delaware Corporate Bond Fund(1)                    709%          118%
        ---------------------------------------------- --------- -------------
        Delaware Extended Duration Bond Fund(1)            642%          115%
        ---------------------------------------------- --------- -------------


         Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's classes of shares, and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Income Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments family, the Manager or any of the its affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Funds' Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Income Funds will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

          Selling dealers are responsible for transmitting orders promptly. Income Funds reserves the right to reject any order for the purchase of shares of a Fund if in the opinion of management such rejection is in such Fund's best interests. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

          Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

          Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


         The NASDR(sm) has adopted Conduct Rules, as amended, relating to investment company sales charges. Income Funds and the Distributor intend to operate in compliance with these rules.


         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued in the case of Class A Shares or Institutional Class shares, unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Income Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Funds for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, B and C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund, pursuant to Board action) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waivers of Contingent Deferred Sales Charges--under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Income Funds has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition each Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans, and the Funds' Distribution Agreements, is on an annual basis, up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Income Funds' Board of Trustees may reduce these amounts at any time. The Distributor has agreed to waive the distribution fees with respect to Delaware Delchester Fund and Delaware High-Yield Opportunities Fund to the extent such fee for any day exceeds the net investment income realized by such Funds' respective Class A, Class B and Class C Shares for such day.

         Although the maximum fee payable under the 12b-1 Plan relating to Delaware Delchester Fund A Class is 0.30% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to Delaware Delchester Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Delaware Delchester Fund A Class that were originally purchased prior to June 1, 1992 in Delchester I class (which was converted into what is now referred to as Class A Shares on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of Delchester I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Delaware Delchester Fund A Class shares. While this is the method to be used to calculate the 12b-1 fees to be paid by Delaware Delchester Fund A Class under its Plan, the fee is a Class A Shares' expense so that all shareholders of Delaware Delchester Fund A Class, regardless of whether they originally purchased or received shares in Delchester I class, or in one of the other classes that is now known as Class A Shares, will bear 12b-1 expenses at the same rate. In addition, pursuant to Board action, the maximum aggregate fee payable by Class A Shares of Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund is 0.25%. While this describes the current basis for calculating the fees which will be payable under the Delaware Corporate Bond Fund A Class', Delaware Delchester Fund A Class', Delaware Extended Duration Bond Fund A Class' and Delaware Strategic Income Fund A Class' Plans, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, have all been approved by the Board of Trustees of Income Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Income Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of Class B of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Income Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Income Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended July 31, 2000, 12b-1 plan payments from Class A Shares, Class B Shares and Class C Shares of Delaware Delchester Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund are shown below. Delaware Corporate Bond and Delaware Extended Duration Bond Fund had no 12b-1 plan payments during their last fiscal year.


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware                  Delaware High-Yield                 Delaware
                                             Delchester Fund                Opportunities Fund           Strategic Income Fund
                                     --------------------------------- ----------------------------- ------------------------------
                                        Class A     Class B   Class C   Class A   Class B   Class C   Class A    Class B   Class C
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Advertising                              $2,268          $0        $0      $129       $72       $21        $0         $0        $0
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Annual/Semi Annual Reports               $4,921          $0        $0      $333      $210       $53        $2         $0      $426
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Broker Trails                          $858,815    $401,999   $97,834   $42,562   $27,282   $14,393   $25,744    $32,972   $32,172
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Broker Sales Charges                         $0      $2,404   $29,840        $0   $52,771   $11,606        $0    $24,538    $6,603
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Dealer Service Expenses                      $0          $0        $0        $0        $0        $0        $0         $0        $0
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Interest on Broker Sales Charges             $0  $1,201,871        $0        $0   $21,838        $0        $0    $73,839        $0
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Salary & Commissions to Wholesalers    $56,7810      $3,384        $0    $9,189    $5,528      $549    $2,591       $611      $538
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Promotional- Broker Meetings                 $0          $0        $0        $0        $0        $0        $0         $0        $0
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Promotional-Other                       $34,996      $1,417        $0    $3,399    $1,357      $440      $216         $0      $167
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Prospectus Printing                      $8,712          $0        $0       $53       $35       $13        $5         $0      $122
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Telephone                                    $0          $0        $0        $0        $0        $0        $0         $0        $0
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Other                                   $91,593      $4,461        $0      $694    $3,408    $1,580        $0         $0        $8
------------------------------------ ----------- ----------- --------- --------- --------- --------- --------- ---------- ---------
Total                                $1,058,086  $1,615,536  $127,674   $56,359  $112,501   $28,655   $28,588   $131,960   $40,036
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                 Delaware                       Delaware
                                              Corporate Bond                Extended Duration
                                     --------------------------------- ----------------------------
                                        Class A     Class B   Class C   Class A  Class B   Class C
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Advertising                                  $0         $24        $8        $0       $0        $2
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Annual/Semi Annual Reports                   $0         $73       $49        $0       $0       $11
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Broker Trails                            $8,842      $7,078    $3,132    $5,670   $1,437      $657
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Broker Sales Charges                         $0     $13,264    $1,777        $0   $2,388      $632
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Dealer Service Expenses                      $0          $0        $0        $0       $0        $0
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Interest on Broker Sales Charges             $0      $6,921      $279        $0   $1,918       $80
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Salary & Commissions to Wholesalers        $643         $87      $185        $0      $20       $23
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Promotional- Broker Meetings                 $0          $0        $0        $0       $0        $0
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Promotional-Other                            $0        $293       $98        $4       $0       $17
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Prospectus Printing                          $0         $91       $19        $0       $0        $9
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Telephone                                    $0          $0        $0        $0       $0        $0
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Other                                        $0        $640    $2,032        $0       $0      $610
------------------------------------ ----------- ----------- --------- --------- -------- ---------
Total                                    $9,485     $28,471    $7,579    $6,044   $5,763    $2,041
---------------------------------------------------------------------------------------------------


Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
        Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, trustees/directors and employees of Income Funds, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.


        Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

        Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Fund at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 1-800-960-0366 to receive information regarding the settlement.


        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares of each Fund at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to RFS that it has the requisite number of employees and received written confirmation back from RFS. See Group Investment Plans for information regarding the applicability of the Limited CDSC.


       Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.


         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Income Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under Investment Plans.

        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Income Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of a Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other funds in the Delaware Investments family which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $60,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $40,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement investment accounts of Delaware Investments if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

The Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, the Sub-Adviser or their affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, the Sub-Adviser or their affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         The Institutional Class of each of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund is also available for purchase by clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products.

         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Funds in the Delaware Investments Family
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments family, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares or Institutional Class shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each Fund's Prospectuses. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares and Institutional Class shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares and Institutional Class shares, but may not exchange their shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                 *     *     *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Income Funds for proper instructions.

MoneyLine(SM) On Demand
        You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Investments family through the Wealth Builder Option.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in the funds in the Delaware Investments family using the Asset Planner asset allocation service, you should complete a Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in funds in the Delaware Investments family. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number.

         Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.


Retirement Plans for the Fund Classes
         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) deferred compensation plan, an Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available for investment only for Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge under Redemption and Exchange for a list of the instances in which the CDSC is waived.


         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in the retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares. See Institutional Classes, above. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 to his or her IRA through 2001. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deduction, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $2,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

            Calendar Year            Under Age 50             Age 50 and Above
            -------------            ------------             ----------------
                 2001                   $2,000                     $2,500
              2002-2004                 $3,000                     $3,500
                 2005                   $4,000                     $4,500
              2006-2007                 $4,000                     $5,000
                 2008                   $5,000                     $6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 in 2001 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $33,000 ($53,000 for taxpayers filing joint returns) for tax years beginning in 2001. A partial deduction is allowed for married couples with income greater than $53,000 and less than $63,000, and for single individuals with AGI greater than $33,000 and less than $43,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.


Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 through 2001 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2001 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2,
(b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

Group IRAs or Group Roth IRAs
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.


         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.


Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary through 2001.

         Beginning in 2002, the annual contribution that can be made for each designated beneficiary will be increased to $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

         The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         Through 2001, the $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI of greater than $150,000 and less than $160,000. Beginning in 2002, the modified AGI limit increases for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. `Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher educations expenses. Tax-free generally transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employee may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations as well as taxable entities may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Funds. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is not required.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, will be included in each Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, for all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Income Funds' 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each Class of a Fund, the dividends paid to each Class of the Fund may vary. The net asset value per share of each Class of a Fund is expected to be equivalent.

REDEMPTION AND EXCHANGE

        You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

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        Orders for the repurchase of Fund shares which are submitted to the
Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by a Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Income Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

        The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed during the first two years following purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; (v) and 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

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

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.


Written Redemption
        You can write to each Fund at One Commerce Square, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.


Written Exchange
        You may also write to each Fund (at One Commerce Square, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectuses.


Telephone Redemption and Exchange
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
        The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above and in the Prospectuses. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
        You or your investment dealer may request redemptions of your Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

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


Timing Accounts

        Right to Refuse Timing Accounts--With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

        Redemptions of Timing Accounts--Proceeds from redemptions requested by Timing Accounts will be paid only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

        Restrictions on Timed Exchanges--Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although a Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has product participation agreement with the sponsor of alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge - Class C Shares
         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends, if any, are declared each day the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund are open and paid monthly. Net investment income earned on days when the respective Fund is not open will be declared as a dividend on the next business day. Dividends, if any, for the Delaware Delchester Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund are declared and paid monthly. Capital gains, if any, are paid twice a year.

         Purchases of shares of the respective Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the respective Fund. Income Funds reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless, in the case of shareholders of the Fund Classes, an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

         Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code. Such distributions will be reinvested in shares, unless the shareholders of the Fund Classes elect to receive them in cash. The Funds will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

TAXES

         It is each Fund's policy to pay out substantially all net investment income and net realized gains to relieve each Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Funds intend to meet the requirements each year. The Funds also intend to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

         The Funds have no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Funds intend to offset realized securities profits to the extent of the capital losses carried forward. Each Fund had an accumulated capital loss carryforward of the amounts listed below at July 31, 2001 which for federal income tax purposes may be carried forward and applied against future capital gains.

        --------------------------------------------------- ------------------
        Delaware Corporate Bond Fund                               $3,597,253
        --------------------------------------------------- ------------------
        Delaware Delchester Fund                                 $533,962,318
        --------------------------------------------------- ------------------
        Delaware Extended Duration Bond Fund                       $3,548,095
        --------------------------------------------------- ------------------
        Delaware High-Yield Opportunities Fund                     $3,891,313
        --------------------------------------------------- ------------------
        Delaware Strategic Income Fund                             $8,862.241
        --------------------------------------------------- ------------------

         Delaware Corporate Bond Fund's capital loss carryforward expires as follows: 2008--$1,704,753 and 2009--$1,892,500. Delaware Delchester Fund's
capital loss carryforward expires as follows: 2002--$3,628,131, 2003--$87,593,579 and 2007--$10,982,838 and 2008--$147,703,776. Delaware
Extended Duration Bond Fund's capital carryforward expires as follows:
2008--$2,232,330 and 2009--$1,315,765. Delaware High-Yield Opportunities Fund's capital loss carryforward expires as follows: 2007--$65,503 and 2008--$978,433 and 2009--$2,847,337. Delaware Strategic Income Fund's capital carryforward expires as follows: 2008--$4,111,328 and 2009--$4,750,913.

         Distributions of net investment income and short-term realized securities profits are taxable as ordinary income to shareholders. Since the major portion of Delaware Corporate Bond Fund's, Delaware Delchester, Delaware Extended Duration Bond Fund's and Delaware High-Yield Opportunities Fund's investment income is derived from interest rather than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. It is expected that either none or a nominal portion of Delaware Strategic Income Fund's dividends will be eligible for the dividends-received deduction. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, for federal income tax purposes, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Long-term capital gains distributions are not eligible for the dividends-received exclusion. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. Shares of the Funds are exempt from Pennsylvania county personal property taxes.

         Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. Each Fund's portfolio securities had an unrealized net depreciation for tax purposes as follows as of July 31, 2001.

        --------------------------------------------------- ------------------
        Delaware Corporate Bond Fund                               $1,825,793
        --------------------------------------------------- ------------------
        Delaware Delchester Fund                                  $24,497,354
        --------------------------------------------------- ------------------
        Delaware Extended Duration Bond Fund                       $2,134,833
        --------------------------------------------------- ------------------
        Delaware High-Yield Opportunities Fund                     ($817,909)
        --------------------------------------------------- ------------------
        Delaware Strategic Income Fund                           ($2,308,916)
        --------------------------------------------------- ------------------

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


       Shareholders will be notified annually by Income Funds as to the federal income tax status of dividends and distributions paid by the Fund.

       The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes.


       A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.



INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Trustees of Income Funds.


         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On July 31, 2001, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $51 billion in assets in the various institutional or separately managed (approximately $26,177,650,000) and investment company ($25,674,101,000) accounts.


         The Investment Management Agreement for the Funds is dated September 29, 1999 and was approved by the initial shareholder on that date. The Agreement provides for an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Income Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The management fee rate schedule for each Fund is as follows:

         --------------------------------------------------------------------------------------------------------
                                                                          Management Fee Schedule
                                                               (as a percentage of average daily net assets)
         Fund Name                                                              Annual Rate
         ---------                                                              -----------
         -------------------------------------------------- -----------------------------------------------------
         Delaware Corporate Bond Fund                       0.50% on first $500 million
                                                            0.475% on next $500 million
                                                            0.45% on next $1,500 million
                                                            0.425% on assets in excess of $2,500 million
         -------------------------------------------------- -----------------------------------------------------
         Delaware Delchester Fund                           0.65% on first $500 million
                                                            0.60% on next $500 million
                                                            0.55% on next $1,500 million
                                                            0.50% on assets in excess of $2,500 million
         -------------------------------------------------- -----------------------------------------------------
         Delaware Extended Duration Bond Fund               0.55% on first $500 million
                                                            0.50% on next $500 million
                                                            0.45% on next $1,500 million
                                                            0.425% on assets in excess of $2,500 million
         -------------------------------------------------- -----------------------------------------------------
         Delaware High-Yield Opportunities Fund             0.65% on first $500 million
                                                            0.60% on next $500 million
                                                            0.55% on next $1,500 million
                                                            0.50% on assets in excess of $2,500 million
         -------------------------------------------------- -----------------------------------------------------
         Delaware Strategic Income Fund                     0.65% on first $500 million
                                                            0.60% on next $500 million
                                                            0.55% on next $1,500 million
                                                            0.50% on assets in excess of $2,500 million
         --------------------------------------------------------------------------------------------------------

The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annual basis, 0.75% of average daily net assets during the commencement of the public offering of the Fund through June 30, 1999. The Manager contracted to waive fees and pay expenses of Delaware Strategic Income Fund from July 1, 1999 through September 30, 2001 in order to prevent the Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annual basis, 1.00% of average daily net assets from April 12, 1999 through September 30, 1999. The Manager has contracted to waive fees and pay expenses of Delaware High-Yield Opportunities Fund from October 1, 1999 through September 30, 2001 in order to prevent the Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets.

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and to pay certain expenses of the Funds to the extent necessary to ensure that the total operating expenses each Fund (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annual basis, 0.55% during the commencement of the public offering of the Funds through September 30, 1999. The Manager has contracted to waive fees and pay expenses of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund from October 1, 1999 through September 30, 2001 in order to prevent each Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Delchester Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund do not exceed 0.90% (exclusive 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) during the period June 1, 2000 through November 30, 2000.

         On July 31, 2001, the total net assets of Income Funds were $628,232,715, broken down as follows:

        -----------------------------------------------------------------------
        Delaware Corporate Bond Fund                               $66,448,504
        ---------------------------------------------------- ------------------
        Delaware Delchester Fund                                  $434,163,279
        ---------------------------------------------------- ------------------
        Delaware Extended Duration Bond Fund                       $66,922,007
        ---------------------------------------------------- ------------------
        Delaware High-Yield Opportunities Fund                     $32,735,339
        ---------------------------------------------------- ------------------
        Delaware Strategic Income Fund                             $27,963,586
        -----------------------------------------------------------------------

         On July 31, 2000, the investment management fees paid by each Fund for the past three fiscal years were as follows:


        --------------------------------------------------- ---------------------- ---------------------- ---------------------
        Fund                                                July 31, 2001          July 31, 2000          July 31, 1999
        ----                                                -------------          -------------          -------------

        --------------------------------------------------- ---------------------- ---------------------- ---------------------
        Delaware Corporate Bond Fund(1)                     $312,860 earned        $298,016 earned        $175,448 earned
                                                            $63,122 paid           $19,331 paid           $10,850 paid
                                                            $249,739 waived        $278,685 waived        $164,598 waived
        --------------------------------------------------- ---------------------- ---------------------- ---------------------
        Delaware Delchester Fund                            $3,616,643 earned      $6,209,644 earned      $8,019,247 paid
                                                            $3,160,353 paid        $5,962,747 paid
                                                            $456,290 waived        $246,897 waived
        --------------------------------------------------- ---------------------- ---------------------- ---------------------
        Delaware Extended Duration Bond Fund(1)             $360,038 earned        $333,632 earned        $178,398 earned
                                                            $56,866 paid           $70,733 paid           $24,290 paid
                                                            $303,171 waived        $262,899 waived        $154,108 waived
        --------------------------------------------------- ---------------------- ---------------------- ---------------------
        Delaware High-Yield Opportunities Fund              $215,769 earned        $177,604 earned        $ 131,019 earned
                                                            $0 paid                $104,175 paid          $4,056 paid
                                                            $33,313 waived         $73,429 waived         $126,963 waived
        --------------------------------------------------- ---------------------- ---------------------- ---------------------
        Delaware Strategic Income Fund                      $190,553 earned        $254,595 earned        $307,418 earned
                                                            $0 paid                $-0- paid              $49,230 paid
                                                            $190,553 waived        $254,595 waived        $258,188 waived
        --------------------------------------------------- ---------------------- ---------------------- ---------------------

         (1)Commenced operations on September 15, 1998.

         The Manager has entered into a Sub-Advisory Agreement with Delaware International Advisers Ltd. (the "Sub-Adviser") on behalf of Delaware Strategic Income Fund. Subject to the overall supervision of the Manager, the Sub-Adviser manages the international sector of Delaware Strategic Income Fund's portfolio and furnishes the Manager with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to the Manager, the Manager pays the Sub-Adviser a fee equal to one-third of the investment management fees paid to the Manager under the terms of the Investment Management Agreement. For the fiscal years ended July 31, 2000 and 2001, no fees were paid to the Sub-Adviser as a result of the waiver of fees by the Manager.


         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Funds. The Manager pays the salaries of all trustees, officers and employees of each Fund who are affiliated with the Manager. Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at One Commerce Square, Philadelphia, PA 19103, serves as the national distributor for the Funds under Distribution Agreements dated September 29, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of the Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), and affiliate of the Manager, serves as the Funds' financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is Two Commerce Square, Philadelphia, PA 19103. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of shares made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware Group Premium Fund sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:

        -------------------------------------------------------------------------------------------------------------
         Aggregate Value of Wholesaler Product Sales                           Compensation Paid to LFD
                      in Calendar Year                                   (% of NAV of Fund shares sold by LFD)
        ---------------------------------------------------------- --------------------------------------------------
        $3.75 billion or less                                                            0.45%
        ---------------------------------------------------------- --------------------------------------------------
        More than $3.75 billion, but less than $4.5 billion                              0.50%
        ---------------------------------------------------------- --------------------------------------------------
        $4.5 billion and above                                                           0.55%
        -------------------------------------------------------------------------------------------------------------

         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at One Commerce Square, Philadelphia, PA 19103, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an agreement dated September 29, 1999. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Income Funds are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Income Funds hold identical positions in each of the other funds available from the Delaware Investments family. As of August 31, 2001, the Trust's officers and trustees, as a group, owned less than 1% of each of the Institutional Class, Class A Shares, B Shares and C Shares of Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund. As of August 31, 2000, The Trust's officers and trustees, as a group, owned approximately 1.56% of the Class A Shares Delaware High-Yield Opportunities Fund and less than 1% of the Class B Shares, Class C Shares and Institutional Class Shares of Delaware High-Yield Opportunities Fund.

         As of August 31, 2001, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares, and Institutional Class Shares of each Fund. With the exception of Delaware Management Company Employee Profit Sharing Trust, Management does not have knowledge of beneficial owners. As of August 31, 2000, no one account held 25% or more of the outstanding shares of Income Funds.

------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                    Share Amount       Percentage
-----                            ---------------------------                                    ------------       ----------

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Corporate Bond          Merrill Lynch, Pierce, Fenner, & Smith                           98,025.440           10.09%
Fund B Class                     For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97YN7
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Donaldson Lufkin Jenrette                                        48,858.810            5.02%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303-2052
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Corporate Bond          Merrill Lynch, Pierce, Fenner, & Smith                           94,825.660           25.53%
Fund C Class                     For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97YN8
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                    Share Amount       Percentage
-----                            ---------------------------                                    ------------       ----------

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Corporate Bond          PaineWebber for the Benefit of                                   27,333.730            7.36%
Fund C Class                     Robert W. Weinrich Trustee
                                 GST Trust Dated 3/1/2001
                                 1344 Camelback Court N.E.
                                 Rochester, MN 55906-8900
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Prudential Securities, Inc.                                      19,713.420            5.30%
                                 FBO Bertrand H. Galipeau
                                 IRA Dated 02/26/87
                                 319 South Main Street
                                 Bellingham, MA 02019-2082
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Prudential Securities, Inc.                                      19,083.970            5.13%
                                 FBO Mr. Dominic M. Delprete, Jr.
                                 Mrs. Eva M. Delprete Co-Trustees
                                 Delprete Family Living Trust Dated 3/6/97
                                 268 Concord Street
                                 Rockland, MA 02370-2002
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Delchester              Merrill Lynch, Pierce, Fenner, & Smith                        3,974,367.820           10.64%
Fund B Class                     For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC #97D22
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Delchester              Merrill Lynch, Pierce, Fenner, & Smith                          806,781.980           15.36%
Fund C Class                     For the Sole Benefit of Its Customers
                                 SEC #97H02 Attn: Fund Administration
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Delchester Fund         Nationwide Life Insurance Company                             1,529,604.710           27.84%
Institutional Class              Nationwide QPVA
                                 c/o IPO Portfolio Accounting
                                 PO Box 182029
                                 Columbus, OH 43218-2029
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Bear Sterns Securities Corporation                            1,432,759.450           26.08%
                                 FBO 220-47681-19
                                 1 Metrotech Center North
                                 Brooklyn, NY 11201-3870
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Charles Schwab & Co., Inc.                                    1,129,705.690           20.56%
                                 Attn:  Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMC Employee Profit Sharing Plan                             394,222.270            7.17%
                                 Delaware Management Company
                                 Employee Profit Sharing Trust
                                 c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                    Share Amount       Percentage
-----                            ---------------------------                                    ------------       ----------

-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Extended Duration       Merrill Lynch, Pierce, Fenner, & Smith                           52,415.620           20.59%
Bond Fund                        For the Sole Benefit of Its Customers
B Class                          Attn: Fund Administration SEC #97YJ5
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Wachovia Securities, Inc.                                        19,225.830            7.55%
                                 FBO 275-80748-15
                                 P.O. Box 1220
                                 Charlotte, NC 28201-1220
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 NFSC FEBO # APX-963011                                           14,051.720            5.52%
                                 NFSC/FMTC IRA
                                 FBO Roger H. Eckblom
                                 19331 Oak Crossing Road
                                 Newhall, CA 91321-1458
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Extended Duration       Merrill Lynch, Pierce, Fenner, & Smith                           19,785.050           24.38%
Bond Fund                        For the Sole Benefit of Its Customers
C Class                          Attn: Fund Administration SEC #97YN4
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 NFSC FEBO # APW-722006                                           14,534.880           17.91%
                                 NFS/FMTC Rollover IRA
                                 FBO Gladys A. Hood
                                 P.O. Box 1807
                                 Baytown, TX 77522-1807
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 NFSC FEBO # CC 7-004588                                           9,434.480           11.62%
                                 Wilmer W. Wilson, Jr.
                                 P.O. Box 381
                                 Linwood, NJ 08221-0381
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Cheri m. Mahar Trustee &                                          8,751.620           10.78%
                                 Richard P. Mahar Trustee
                                 Paul Mazzola Trust UA Dated 06/26/2000
                                 18650 Allegheny Drive
                                 Oregon City, OR 97045-3902
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 NFSC FEBO # APX-721336                                            4,914.870            6.05%
                                 NFSC/FMTC IRA Rollover
                                 FBO Thomas E. Mankin II
                                 43684 Russel Road
                                 Pomeroy, OH 45769-9552
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

Class                            Name and Address of Account                                    Share Amount       Percentage
-----                            ---------------------------                                    ------------       ----------

-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 NFSC FEBO # APW-516295                                            4,854.370            5.98%
                                 Hannelore M. Trzeciak Trustee
                                 Hannelore M. Trzeciak Revocable Living Trust
                                 36 Alderwood
                                 Irvine, CA 92604-3367
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware High-Yield              John H. Durham                                                  720,932.770           14.97%
Opportunities Fund               And Carol Ann Durham JT WROS
A Class                          1316 Gypsy Hill Road Box 819
                                 Gwynedd Valley, PA 19437-0819
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware High-Yield              Merrill Lynch, Pierce, Fenner, & Smith                          506,422.260           17.97%
Opportunities Fund               For the Sole Benefit of Its Customers
B Class                          Attn: Fund Administration
                                 4800 Deer Lake Drive 3rd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware High-Yield              Merrill Lynch, Pierce, Fenner, & Smith                          296,751.570           38.34%
Opportunities Fund               For the Sole Benefit of Its Customers
C Class                          Attn: Fund Administration
                                 4800 Deer Lake Drive 3rd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Ferris, Baker Watts, Inc.                                        89,289.140           11.53%
                                 Thomas L. Bittenbender
                                 A/C 1571-4801
                                 3493 Oak Knoll Point
                                 Lake Mary, FL 32746-5208
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware High-Yield              Chase Manhattan Bank C/F                                        448,290.280           43.53%
Opportunities Fund               Delaware Group Foundation Fund
Institutional Class              Balanced Portfolio
                                 Attn:  Marisol Gordan - Global Inv Ser
                                 3 Metrotech Center 8th Floor
                                 Brooklyn, NY 11201-3800
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Chase Manhattan Bank C/F                                        419,312.040           40.72%
                                 Delaware Group Foundation Fund
                                 Income Portfolio
                                 Attn:  Marisol Gordan - Global Inv Ser
                                 3 Metrotech Center 8th Floor
                                 Brooklyn, NY 11201-3800
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 Chase Manhattan Bank C/F                                        155,631.640           15.11%
                                 Delaware Group Foundation Fund
                                 Growth Portfolio
                                 Attn:  Marisol Gordan - Global Inv Ser
                                 3 Metrotech Center 8th Floor
                                 Brooklyn, NY 11201-3800
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Strategic Income Fund   Merrill Lynch, Pierce, Fenner, & Smith                          286,053.970            8.81%
B Class                          Attn: Fund Administration SEC#97LM7
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Strategic Income Fund   Merrill Lynch, Pierce, Fenner, & Smith                           45,982.480            5.49%
C Class                          For the Sole Benefit of Its Customers
                                 Attn: Fund Administration SEC#97LM8
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484
-------------------------------- -------------------------------------------------------- ------------------- ----------------
Delaware Strategic Income Fund   RS NON Trust 401K Plan                                          235,303.090           57.04%
Institutional Class              National Elevator Industries 401(k) Plan
                                 Attn:  Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS 401k Plan                                                     99,115.350           24.02%
                                 Waterfield Group 401k Plan
                                 Attn:  Retirement Plans
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638
-------------------------------- -------------------------------------------------------- ------------------- ----------------
                                 RS DMC Employee Profit Sharing Plan                              62,889.080           15.24%
                                 Delaware Management Company
                                 Employee Profit Sharing Trust
                                 c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638
------------------------------------------------------------------------------------------------------------------------------

          DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business trust), Delaware Investment Adviser (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH and the Manager are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, PA is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of the Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.


--------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                Business Experience
---------------------------------- ---------------------------------------------------------------------------------------
*Charles E. Haldeman (52)          Chairman and Trustee/Director of Income Funds and each of the other 24 investment companies in the Delaware Investments family

                                   Chief Executive Officer of Delaware Management Company (a series of Delaware
                                   Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                   Management Business Trust)

                                   President, Chief Executive Officer and Director of Delaware Management Holdings,
                                   Inc. and Lincoln National Investment Companies, Inc.

                                   President and Chief Executive Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust) and Delaware Lincoln Investment Adviser (a
                                   series of Delaware Management Business Trust

                                   Chief Executive Officer and Director of DMH Corp., Delvoy, Inc., Delaware Management
                                   Company, Inc. and Delaware International Holdings Ltd.

                                   Chief Executive Officer and Trustee of Delaware Management Business Trust

                                   Director of Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                   Retirement Financial Services, Inc. and Delaware Distributors, Inc.

                                   Chairman and Director of Delaware International Advisers Ltd.

                                   Chief Executive Officer of Delaware General Management, Inc.

                                   Before joining Delaware Investments in 2000, Mr. Haldeman was President, Chief
                                   Operating Officer and Director at United Asset Management from March 1998 to January
                                   2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and Bieler,
                                   Inc. from June 1974 to March 1998.
--------------------------------------------------------------------------------------------------------------------------
*Trustee affiliated with Equity Funds' III investment manager and considered an "interested person" as defined in the
 1940 Act.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                Business Experience
---------------------------------- ---------------------------------------------------------------------------------------
*David K. Downes (61)              President, Chief Executive Officer, Chief Financial Officer and Trustee/Director of
                                   Income Funds and each of the other 32 investment companies in the Delaware
                                   Investments family

                                   President and Director of Delaware Management Company, Inc.

                                   President of Delaware Management Company (a series of Delaware Management Business
                                   Trust)

                                   President, Chief Executive Officer and Director of Delaware Capital Management, Inc.

                                   Chairman, President, Chief Executive Officer and Director of Delaware Service
                                   Company, Inc., Delaware Management Trust Company and Retirement Financial Services,
                                   Inc.

                                   President, Chief Operating Officer, Chief Financial Officer and Director of Delaware
                                   International Holdings Ltd.

                                   President, Chief Operating Officer and Director of Delaware General Management, Inc.

                                   President and Chief Operating Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust)

                                   Executive Vice President, Chief Operating Officer and Chief Financial Officer of
                                   Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware Distributors,
                                   L.P., Delaware Investment Advisers (a series of Delaware Management Business Trust),
                                   Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust)
                                   and Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                   Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                   Trustee of Delaware Management Business Trust

                                   Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                   Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc., Delvoy,
                                   Inc and Lincoln National Investment Companies, Inc.

                                   Director of Delaware International Advisers Ltd.

                                   During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.
--------------------------------------------------------------------------------------------------------------------------
*Trustee affiliated with Equity Funds' III investment manager and considered an "interested person" as defined in the
 1940 Act.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Trustee                            Business Experience
---------------------------------- ---------------------------------------------------------------------------------------
Walter P. Babich (73)                Trustee/Director of Income Funds and each of the other 32 investment companies in the Delaware Investments family

                                     460 North Gulph Road, King of Prussia, PA 19406

                                     Board Chairman, Citadel Constructors, Inc.

                                     From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.
------------------------------------ -------------------------------------------------------------------------------------
John H. Durham (64)                  Trustee/Director of Income Funds and each of the other 32 investment companies in the Delaware Investments family

                                     P.O. Box 819, Gwynedd Valley, PA 19437

                                     Private Investor.

                                     Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief
                                     Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to
                                     Delaware Management Holdings, Inc., Delaware Management Company, Delaware
                                     Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a
                                     Partner of Complete Care Services from 1995 to 1999.
------------------------------------ -------------------------------------------------------------------------------------
John A. Fry (41)                     Trustee/Director of Income Funds and each of the other 24 investment companies in the Delaware Investments family.

                                     3451 Walnut Street, 721 Franklin Building, Philadelphia, PA 19104

                                     Executive Vice President, University of Pennsylvania

                                     From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education
                                     Consulting of Coopers & Lybrand and from 1984-1991, Mr. Fry held Consultant and
                                     Manager positions with KPMG Peat Marwick, ending with Senior Manager from 1989 to
                                     1991.
------------------------------------ -------------------------------------------------------------------------------------
Anthony D. Knerr (62)                Trustee/Director of Income Funds and each of the other 32 investment companies in the Delaware Investments family.

                                     500 Fifth Avenue, New York, NY  10110

                                     Founder and Managing Director, Anthony Knerr & Associates

                                     From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                     Columbia University, New York.  From 1987 to 1989, he was also a lecturer in English at the University.  In addition, Mr. Knerr was Chairman of The Publishing Group,
                                     Inc., New York, from 1988 to 1990.  Mr. Knerr founded The Publishing Group, Inc. in
                                     1988.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Trustee                            Business Experience
---------------------------------- ---------------------------------------------------------------------------------------
Ann R. Leven (60)                    Trustee/Director of Income Funds and each of the other 32 investment companies in the Delaware Investments family

                                     785 Park Avenue, New York, NY  10021

                                     Retired Treasurer, National Gallery of Art

                                     From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art and
                                     from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery of Art.
                                     In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of
                                     the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct
                                     Professor of Columbia Business School.
------------------------------------ -------------------------------------------------------------------------------------
Thomas F. Madison (65)               Trustee/Director of Income Funds and each of the other 32 investment companies in the Delaware Investments family

                                     200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                     President and Chief Executive Officer, MLM Partners, Inc.

                                     From 1996 to 1999, Mr. Madison was Chairman of the Board of Communications
                                     Holdings, Inc. From February to September 1994, Mr. Madison served as Vice
                                     Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from
                                     1988 to 1993, he was President of U.S. WEST Communications-Markets.
------------------------------------ -------------------------------------------------------------------------------------
Janet L. Yeomans (53)                Trustee/Director of Income Funds and each of the other 32 investment companies in the Delaware Investments family.

                                     Building 220-13W-37, St. Paul, MN 55144

                                     Vice President and Treasurer, 3M Corporation

                                     From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets for
                                     the 3M Corporation; Manager of Benefit Fund Investments for the 3M Corporation,
                                     1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985;
                                     Consultant--Investment Technology Group of Chase Econometrics, 1982-1983;
                                     Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank
                                     of Chicago, 1970-1974.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------- ------------------------------------------------------------------------------
William E. Dodge (52)                       Executive Vice President and Chief Investment Officer, Equity of Income Funds
                                            and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company (a
                                            series of Delaware Management Business Trust), Delaware Capital Management,
                                            Inc. and Lincoln National Investment Companies, Inc.

                                            Executive Vice President of Delaware Management Business Trust.

                                            President and Chief Investment Officer, Equity of Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            President of Vantage Investment Advisers (a series of Delaware Management
                                            Business Trust)

                                            Prior to joining Delaware Investments in 1999, Mr. Dodge was President,
                                            Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer
                                            Associates.
------------------------------------------- ------------------------------------------------------------------------------
Jude T. Driscoll (38)                       Executive Vice President/Head of Fixed-Income of Income Funds and each of the other 32 investment companies in the Delaware Investments family,
                                            Delaware Management Holdings, Inc., Delaware Capital Management, Inc.,
                                            Delaware Management Company (a series of Delaware Management Business
                                            Trust), Delaware Investment Advisers (a series of Delaware Management
                                            Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust), Lincoln National Investment Companies, Inc. and
                                            Founders Holdings, Inc.

                                            Executive Vice President of Delaware Management Business Trust and Delaware
                                            Lincoln Cash Management (a series of Delaware Management Business Trust).

                                            Director of HYPPCO Finance Company Ltd.

                                            Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                            President, Director of Fixed Income Process at Conseco Capital Management
                                            from June 1998 to August 2000. Prior to that, he was Managing Director for
                                            NationsBanc Capital Markets from 1996 to 1998, Vice President of Goldman
                                            Sachs from 1991-1995 and Assistant Vice President of Conseco Capital
                                            Management from 1989 to 1990.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Officer                              Business Experience
------------------------------------ -------------------------------------------------------------------------------------
Richard J. Flannery (43)             Executive Vice President, General Counsel and Chief Administrative Officer of
                                     Income Funds and each of the other 32 investment companies in the Delaware
                                     Investments family, Delaware Management Company (a series of Delaware Management
                                     Business Trust), Delaware Management Holdings, Inc., Delaware Investment Advisers
                                     (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management
                                     (a series of Delaware Management Business Trust), Delaware Lincoln Investment
                                     Adviser (a series of Delaware Management Business Trust), Lincoln National
                                     Investment Companies, Inc., Vantage Investment Advisers (a series of Delaware
                                     Management Business Trust) and Founders CBO Corporation.

                                     Executive Vice President and General Counsel and Director of Delaware International
                                     Holdings Ltd. and Founders Holdings, Inc.

                                     Executive Vice President, General Counsel, Chief Administrative Officer and Trustee
                                     of Delaware Management Business Trust

                                     Executive Vice President, General Counsel, Chief Administrative Officer and
                                     Director of Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                     Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                     Services, Inc., Delaware Management Trust Company and Delaware General Management,
                                     Inc.

                                     President, Chief Executive Officer and Director of Delaware Distributors, Inc.

                                     President and Chief Executive Officer of Delaware Distributors, L.P.

                                     Director of Delaware International Advisers Ltd.

                                     Director of HYPPCO Finance Company Ltd.

                                     During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Officer                              Business Experience
------------------------------------ -------------------------------------------------------------------------------------
Richelle S. Maestro (43)             Senior Vice President, Deputy General Counsel and Secretary of Income Funds and
                                     each of the other 32 investment companies in the Delaware Investments family,
                                     Delaware Management Company (a series of Delaware Management Business Trust),
                                     Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management
                                     Company, Inc., Delaware Management Business Trust, Delaware Investment Advisers (a
                                     series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                     Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                     Management Trust Company, Delaware General Management, Inc., Delaware International
                                     Holdings Ltd., Founders Holdings, Inc., Founders CBO Corporation, Delaware Lincoln
                                     Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln
                                     Investment Adviser (a series of Delaware Management Business Trust), Lincoln
                                     National Investment Companies, Inc. and Vantage Investment Advisers (a series of
                                     Delaware Management Business Trust)

                                     Senior Vice President, General Counsel and Secretary of Delaware Distributors, L.P.
                                     and Delaware Distributors, Inc.

                                     During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.
------------------------------------ -------------------------------------------------------------------------------------
Joseph H. Hastings (51)              Senior Vice President and Corporate Controller of Income Funds and each of the other 32 investment companies in the Delaware Investments family and Delaware
                                     Investment Advisers (a series of Delaware Management Business Trust).

                                     Senior Vice President, Treasurer and Corporate Controller of Delaware Management
                                     Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management
                                     Company (a series of Delaware Management Business Trust), Delaware Distributors,
                                     L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital
                                     Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc., Founders
                                     Holdings, Inc., Delaware General Management, Inc., Delaware Management Business
                                     Trust, Delaware Lincoln Cash Management (a series of Delaware Management Business
                                     Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management
                                     Business Trust), Lincoln National Investment Companies, Inc. and Vantage Investment
                                     Advisers (a series of Delaware Management Business Trust).

                                     Executive Vice President and Chief Financial Officer of Retirement Financial
                                     Services, Inc.

                                     Executive Vice President, Chief Financial Officer, Treasurer and Director of
                                     Delaware Management Trust Company.

                                     Senior Vice President and Assistant Treasurer of Founders CBO Corporation.

                                     During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Officer                              Business Experience
------------------------------------ ---------------------------------------------------------------------------------------
Michael P. Bishof (39)               Senior Vice President and Treasurer of Income Funds and each of the other 32 investment companies in the Delaware Investments family and Founders CBO
                                     Corporation.

                                     Senior Vice President/Investment Accounting of Delaware Service Company, Inc.,
                                     Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware Management
                                     Company (a series of Delaware Management Business Trust), Founders Holdings, Inc.,
                                     Delaware Lincoln Investment Adviser (a series of Delaware Management Business
                                     Trust) and Vantage Investment Advisers (a series of Delaware Management Business
                                     Trust).

                                     Senior Vice President/Investment Accounting and Treasurer of Delaware Investment
                                     Advisers (a series of Delaware Management Business Trust) .

                                     Senior Vice President and Manager of Investment Accounting of Delaware
                                     International Holdings Ltd.

                                     During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.
------------------------------------ -------------------------------------------------------------------------------------
Peter C. Andersen (43)               Vice President/Senior Portfolio Manager of Income Funds each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                     Company (a series of Delaware Management Business Trust), Delaware Investment
                                     Advisers (a series of Delaware Management Business Trust) and Delaware Lincoln
                                     Investment Advisers (a series of Delaware Management Business Trust).

                                     Before joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager with Conseco Capital Management.  Before that, he was a portfolio manager at
                                     Colonial Management Associates from 1993 to 1997 and prior to that he was an investment analyst at the venture capital firm MTDC.  Mr. Andersen began his investment career at Arthur D. Little, Inc.
------------------------------------ -------------------------------------------------------------------------------------
Ryan K. Brist (30)                   Senior Vice President/ Senior Portfolio Manager of Income Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                     Management Company (a series of Delaware Management Business Trust), Delaware
                                     Investment Advisers (a series of series of Delaware Management Business Trust)
                                     andDelaware Lincoln Investment Advisers (a series of Delaware Management Business
                                     Trust).

                                     Before joining Delaware Investments in 2000, Mr. Brist served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group.
                                     Before that, Mr. Brist worked in oil/gas investment banking as an Analyst for Dean
                                     Witter Reynolds in New York.
------------------------------------ -------------------------------------------------------------------------------------
Paul Grillo (42)                     Vice President/Senior Portfolio Manager of Income Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                     Company (a series of Delaware Management Business Trust) and Delaware Investment
                                     Advisers (a series of series of Delaware Management Business Trust).

                                     Vice President/Portfolio Manager of Delaware Capital Management, Inc.

                                     During the past five years, Mr. Grillo has served in various executive capacities at different times within Delaware Investments.
--------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Income Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended July 31, 2001 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of July 31, 2001. Only the independent trustees of Income Funds receive compensation from Income Funds.

------------------------------------------------------------------------------------------------------------------------
                                                Pension Retirement
                                Aggregate       Benefits Accrued as     Estimated Annual      Total Compensation from
                            Compensation from     Part of Trust          Benefits Upon         Delaware Investments
                                the Trust            Expenses            Retirement(1)        Investment Companies(2)
Name                            ---------            --------            ----------           --------------------
-------------------------- ------------------- --------------------- --------------------- -----------------------------
Walter B. Babich                 $3,900                None                $50,000                   $91,489
-------------------------- ------------------- --------------------- --------------------- -----------------------------
John H. Durham                   $3,040                None                $50,000                   $77,156
-------------------------- ------------------- --------------------- --------------------- -----------------------------
Anthony D. Knerr                 $3,238                None                $50,000                   $81,364
-------------------------- ------------------- --------------------- --------------------- -----------------------------
Ann R. Leven                     $3,299                None                $50,000                   $81,989
-------------------------- ------------------- --------------------- --------------------- -----------------------------
Thomas F. Madison                $3,182                None                $50,000                   $79,156
-------------------------- ------------------- --------------------- --------------------- -----------------------------
John A. Fry                      $1,935                None                $39,892                   $34,347
-------------------------- ------------------- --------------------- --------------------- -----------------------------
Janet L. Yeomans                 $2,909                None                $50,000                   $72,261
------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee or director for a period equal to the lesser of the number of years that such person served as a trustee or director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of July 31, 2000, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Effective as of September 22, 2000, each independent trustee/director will receive a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee will receive additional annual compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson, who will receive $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee will receive an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds will receive an additional retainer of $8,000 from all investment companies.

GENERAL INFORMATION

         The Trust is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Income Funds was originally organized as a Delaware corporation in 1970. It was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on September 29, 1999.

         The Manager is the investment manager of Income Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.


         The Manager, and its affiliate Delaware International Advisers Ltd., manage the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion (SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions. The Manager or Delaware International Advisers Ltd. Also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by ten leading money managers. See Delaware Group Premium Fund, in Appendix B.

       The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial Intermediary Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial Intermediary Distributor are on public file with, and are available from, the SEC.

       The Distributor acts as national distributor for the Funds and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:


 ....................................................................................................................
                                      Delaware Delchester Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/01                       $370,028                    $315,455                      $54,573
           7/31/00                       $699,743                    $591,726                     $108,017
           7/31/99                     $2,539,387                  $2,118,309                     $421,078
 ....................................................................................................................

 ....................................................................................................................
                                   Delaware Strategic Income Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/01                        $24,164                     $19,817                       $4,347
           7/31/00                        $48,877                     $41,487                       $7,390
           7/31/99                       $177,248                    $148,658                      $28,590
 ....................................................................................................................


 ....................................................................................................................
                               Delaware High-Yield Opportunities Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/01                             $0                          $0                           $0
           7/31/00                        $49,782                     $41,901                       $7,881
           7/31/99                        $99,895                     $84,602                      $15,293
 ....................................................................................................................

 ....................................................................................................................
                                    Delaware Corporate Bond Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/01                        $30,633                     $25,650                       $4,983
           7/31/00                        $20,645                     $17,982                       $2,663
           7/31/99*                        $7,108                      $5,881                       $1,227
 ....................................................................................................................
*Date of initial public offering of Delaware Corporate Bond Fund Class A Shares was September 15, 1998.

 ....................................................................................................................
                                Delaware Extended Duration Bond Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
      -----------------                -----------                  ----------                    -------
           7/31/01                        $17,553                     $14,646                       $2,907
           7/31/00                         $7,022                      $5,958                       $1,064
           7/31/99*                          $594                        $508                          $86
 .............................. ............................ ........................... ............................
*Date of initial public offering of Delaware Extended Duration Bond Fund Class A Shares was September 15, 1998.

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

 ....................................................................................................................................
                                                                                              Delaware
                            Delaware         Delaware Strategic      Delaware High-Yield      Corporate        Delaware Extended
                           Delchester            Income Fund         Opportunities Fund       Bond Fund        Duration Bond Fund
 Fiscal Year Ended       Class A Shares        Class A Shares          Class A Shares       Class A Shares       Class A Shares
 -----------------       --------------        --------------          --------------       --------------       --------------
       7/31/01                 $908                 $124                    $17                  $201                 $-0-
       7/31/00               $4,144                 $-0-                   $407                  $-0-                 $-0-
       7/31/99*                 $41                 $-0-                   $-0-                  $-0-                 $-0-
 ....................................................................................................................................
o   Date of initial public offering of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund Class A Shares was
    September 15, 1998.

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

 ....................................................................................................................................
                                                                                              Delaware
                            Delaware         Delaware Strategic      Delaware High-Yield      Corporate        Delaware Extended
                           Delchester            Income Fund         Opportunities Fund       Bond Fund        Duration Bond Fund
 Fiscal Year Ended       Class B Shares        Class B Shares          Class B Shares       Class B Shares       Class B Shares
 -----------------       --------------        --------------          --------------       --------------       --------------
       7/31/01              $798,376                $55,254               $35,268              $11,162                $1,649
       7/31/00            $1,510,493               $102,885               $20,817              $10,559                $2,309
       7/31/99*           $1,199,675                $67,645               $12,138               $1,060                  $-0-
 ....................................................................................................................................
*  Date of initial public offering of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund Class A Shares was
   September 15, 1998.

         The Distributor received CDSC payments with respect to each Fund as follows:

 ....................................................................................................................................
                                                                                              Delaware
                            Delaware         Delaware Strategic      Delaware High-Yield      Corporate        Delaware Extended
                           Delchester            Income Fund         Opportunities Fund       Bond Fund        Duration Bond Fund
 Fiscal Year Ended       Class C Shares        Class C Shares          Class C Shares       Class C Shares       Class C Shares
 -----------------       --------------        --------------          --------------       --------------       --------------
       7/31/01                $4,206                   $471                  $3,130              $315                    $58
       7/31/00               $28,608                 $1,072                 $15,613              $792                   $232
       7/31/99*              $40,611                 $2,192                  $2,831                $6                   $-0-
 ....................................................................................................................................
o   Date of initial public offering of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund Class A Shares was
    September 15, 1998.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Funds and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating a Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Funds, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Income Funds to delete the words "Delaware Group" from a Fund's name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         Income Funds has an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each fund offers four classes of shares, each representing a proportionate interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that shares of a Fund's Institutional Class may not vote on matters affecting that Fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of a fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         Until September 30, 1996, Income Funds operated as Delaware Group Delchester High-Yield Bond Fund, Inc., and offered one series of shares, the Delchester Fund series. Beginning September 30, 1996, Income Funds offered Strategic Income Fund series, beginning December 27, 1996 offered the Delaware High-Yield Opportunities Fund series and beginning September 14, 1998 offered Delaware Corporate Bond Fund series and Delaware Extended Duration Bond Fund series. Beginning August 16, 1999, Delchester Fund changed its name and its classes' names to Delaware Delchester Fund; Strategic Income Fund changed its name and its classes' names to Delaware Strategic Income Fund; High-Yield Opportunities Fund changed its name and its classes' names to Delaware High-Yield Opportunities Fund; Corporate Bond Fund changed its name and its classes' names to Delaware Corporate Bond Fund; and Extended Duration Bond Fund changed its name and its classes' names to Delaware Extended Duration Bond Fund. Effective as of September 29, 1999, Delaware Group Income Funds, Inc. changed its name to Delaware Group Income Funds.

Noncumulative Voting
         Income Funds' shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Income Funds voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent auditors for Delaware Group Income Funds and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets (and Statement of Assets and Liabilities, as applicable), Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended July 31, 2001, are included in the Funds' Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--RATINGS

General Rating Information

Bonds
         The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1", "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's and Fitch IBCA, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

------------------------------------------------------------------------------------------------------------------------------
Moody's Investors               Aaa            Highest quality, smallest degree of investment risk.
Service, Inc.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Aa             High quality; together with Aaa bonds, they compose the high-grade bond group.
------------------------------- -------------- -------------------------------------------------------------------------------
                                A              Upper-medium-grade obligations; many favorable investment attributes.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Baa            Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Ba             More uncertain with speculative elements. Protective of interest and principal payments not well safeguarded in good and bad times.
------------------------------- -------------- -------------------------------------------------------------------------------
                                B              Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Caa            Poor standing, may be in default; elements of danger with respect to principal or interest payments.
------------------------------- -------------- -------------------------------------------------------------------------------
                                Ca             Speculative in high degree; could be in default or have other marked shortcomings.
------------------------------- -------------- -------------------------------------------------------------------------------
                                C              Lowest rated.  Extremely poor prospects of ever attaining investment standing.
------------------------------- -------------- -------------------------------------------------------------------------------
Standard & Poor's               AAA            Highest rating; extremely strong capacity to pay principal and interest.
------------------------------- -------------- -------------------------------------------------------------------------------

------------------------------- -------------- -------------------------------------------------------------------------------
                                AA             High quality; very strong capacity to pay principal and interest.
------------------------------- -------------- -------------------------------------------------------------------------------
                                A              Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
------------------------------- -------------- -------------------------------------------------------------------------------
                                BBB            Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.
------------------------------- -------------- -------------------------------------------------------------------------------
                                BB, B,         Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments. BB-lowest degree of speculation;
                                -------------- CC-the highest degree of speculation. Quality and protective characteristics
                                CCC, CC        outweighed by large uncertainties or major risk exposure to adverse conditions.
------------------------------- -------------- -------------------------------------------------------------------------------
                                D              In default.
------------------------------------------------------------------------------------------------------------------------------


------------------------------- -------------- -------------------------------------------------------------------------------
Fitch IBCA, Inc.                AAA            Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
------------------------------- -------------- -------------------------------------------------------------------------------
                                AA             Very high quality; obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
------------------------------- -------------- -------------------------------------------------------------------------------
                                A              High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.
------------------------------- -------------- -------------------------------------------------------------------------------
                                BBB            Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
------------------------------- -------------- -------------------------------------------------------------------------------
                                BB,            Not investment grade; predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of
                                -------------- the obligation for bond issues not in default. BB is the least speculative. C
                                CCC,           is the most speculative.

                                --------------
                                CC, C

------------------------------- -------------- -------------------------------------------------------------------------------

------------------------------- -------------- -------------------------------------------------------------------------------
Commercial Paper
---------------- ----------------------- --------- ---------------------------- ---------- -----------------------------------
Moody's                                  S&P                                    Fitch
---------------- ----------------------- --------- ---------------------------- ---------- -----------------------------------
P-1              Superior quality        A-1+      Extremely strong quality     F-1+       Exceptionally strong quality
P-2              Strong quality          A-1       Strong quality               F-1        Very strong quality
P-3              Acceptable quality     --------------------------------------------------------------------------------------
                                         A-2       Satisfactory quality         F-2        Good credit quality
                                         A-3       Adequate quality             F-3        Fair quality
                                         B         Speculative quality          F-S        Weak credit quality
                                         C         Doubtful quality
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
State and Municipal Notes
---------------- ----------------------- --------- ---------------------------- ----------------------------------------------
Moody's                                  S&P                                    Fitch
---------------- ----------------------- --------- ---------------------------- ---------- -----------------------------------
MIG1/
VMIG1            Best quality            SP1+      Very strong quality          F-1+       Exceptionally strong quality
                                         SP1       Strong grade                 F-1        Very strong quality
------------------------------------------------------------------------------  F-2        Good credit quality
MIG2/                                    SP2       Satisfactory grade           F-3        Fair credit quality
VMIG2            High quality            SP3       Speculative grade            F-S        Weak credit quality
---------------- -----------------------
MIG3/
VMIG3            Favorable quality
---------------- ----------------------- ------------------------------------------------------------------------------------
MIG4/
VMIG4            Adequate quality
---------------- -----------------------
SG               Speculative quality
---------------- ------------------------------------------------------------------------------------------------------------

Earnings and Dividend Rankings for Common Stocks
             Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

             Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

             Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

             The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

             Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

             The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

              ------------------------------------------------------------------------------------------------
              A+       Highest                    B+     Average                  C    Lowest
              -------- -------------------------- ------ ------------------------ ---- -----------------------
              A        High                       B      Below Average            D    In Reorganization
              -------- -------------------------- ------ ------------------------ ----------------------------
              A-       Above Average              B-     Lower
              ------------------------------------------------------------------------------------------------

          NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

          The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

          A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

---------------------------------------------------------------------------------------------------------------------------
Preferred Stock Rating
----------------------
---------------------------- ---------- -----------------------------------------------------------------------------------
Moody's Investors            Aaa        Considered to be a top-quality preferred stock.  This rating indicates good asset
Service, Inc.                           protection and the least risk of dividend impairment within the universe of preferred stocks.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Aa         Considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             A          Considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Baa        Considered to be medium-grade, neither highly protected nor poorly secured.
                                        Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Ba         Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             B          Generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Caa        Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             Ca         Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             C          The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
---------------------------- ---------- -----------------------------------------------------------------------------------
Standard & Poor's            AAA        Has the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             AA         Qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
---------------------------- ---------- -----------------------------------------------------------------------------------
                             A          Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             BBB        Regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             BB,B,      Regarded, on balance, as predominantly speculative with respect to
                             CCC        the  issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             CC         Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
---------------------------- ---------- -----------------------------------------------------------------------------------
                             C          A non-paying issue.
                             D          A  non-paying issue with the issuer in default on debt instruments.
                             NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
---------------------------------------------------------------------------------------------------------------------------

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
             FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

        Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation.

        Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

        Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

        Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

        Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

        Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

        Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

        Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth by investing primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings growth records.

        Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

        For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus

                                     PART C

                                Other Information


Item 23. Exhibits

                 (a) Agreement and Declaration of Trust.

                     (1) Agreement and Declaration of Trust (December 17, 1998)
                         incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

                     (2) Certificate of Trust (December 17, 1998) incorporated
                         into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.


                 (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

                 (c) Copies of All Instruments Defining the Rights of Holders.

                     (1) Agreement and Declaration of Trust. Articles III, IV, V
                         and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

                     (2) By-Laws. Article II of By-Laws incorporated into this
                         filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

                 (d) Investment Management Agreement and Sub-Advisory Agreement.

                     (1) Executed Investment Management Agreement (September 29,
                         1999) between Delaware Management Company and the Registrant attached as Exhibit.

                     (2) Form of Sub-Advisory Agreement (September 29, 1999)
                         between Delaware International Advisers Ltd. And Delaware Management Company on behalf of Delaware Strategic Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

                 (e) (1) Distribution Agreement.

                         (i) Form of Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the Registrant attached as Exhibit.

                         (ii) Executed Financial Intermediary Distribution
                              Agreement (January 1, 2001) between Delaware
                              Distributors, L.P. and Lincoln Financial
                              Distributotrs, Inc. attached as Exhibit.

                     (2) Administration and Service Agreement. Form of
                         Administration and Service Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 20, 1995.

                     (3) Dealer's Agreement. Dealer's Agreement incorporated
                         into this filing by reference to Post-Effective Amendment No. 63 filed September 29, 2000.

                     (4) Mutual Fund Agreement. Mutual Fund Agreement for the
                         Delaware Group of Funds (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

                 (f) Inapplicable.


                 (g) Custodian Agreement.

                     (1) Executed Custodian Agreement (May 1, 1996) between The
                         Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

                     (2) Executed Securities Lending Agreement (1996) between
                         The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

                     (3) Executed Letter (December 27, 1996) to The Chase
                         Manhattan Bank to add the Delaware High-Yield Opportunities Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

                     (4) Executed Letter (September 14, 1998) to The Chase
                         Manhattan Bank to add the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 63 filed September 29, 2000.

                     (5) Executed Letter (September 24, 1998) to The Chase
                         Manhattan Bank to add the Strategic Income Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 63 filed September 29, 2000.

                 (h) Other Material Contracts.

                     (1) Form of Shareholders Services Agreement (April 19,
                         2001) between Delaware Service Company, Inc. and the Registrant attached as Exhibit.

                     (2) Executed Delaware Group of Funds Fund Accounting
                         Agreement (August 19, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed September 27, 1996 and Post-Effective Amendment No. 59 filed July 2, 1998.

                 (i) Opinion of Counsel. Incorporated into this filing by
                     reference to Post-Effective Amendment No. 61 filed July 29, 1999.

                 (j) Consent and Report of Auditors. Attached as Exhibit.

                 (k-l) Inapplicable.

                 (m) Plans under Rule 12b-1.

                     (1) Plan under Rule 12b-1 for Class A (April 19, 2001)
                         attached as Exhibit.

                     (2) Plan under Rule 12b-1 for Class B (April 19, 2001)
                         attached as Exhibit.

                     (3) Plan under Rule 12b-1 for Class C (April 19, 2001)
                         attached as Exhibit.

                 (n) Plan under Rule 18f-3. Plan under Rule 18f-3 (November 16,
                     2000) attached as Exhibit.

                 (o) Inapplicable.

                 (p) Codes of Ethics.

                     (1) Codes of Ethics for the Registrant, Delaware Management
                         Company (a series of Delaware Management Business Trust) and Delaware Distributors, L.P. attached as Exhibit.

                     (2) Code of Ethics for Lincoln Financial Distributors, Inc.
                         attached as Exhibit.

                 (q) Trustees' Power of Attorney. Attached as Exhibit.


Item 24. Persons Controlled by or under Common Control with Registrant. None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 61 filed
         July 29, 1999.

Item 26. Business and Other Connections of Investment Adviser.

    Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds

IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

    The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); President, Chief Executive Officer and
                                                  Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Management Company, Inc., Delaware Management Business Trust, Delaware
                                                  International Holdings Ltd. and Lincoln National Investment Companies, Inc.;
                                                  Chief Executive Officer and Director of Delaware Investments U.S., Inc. and
                                                  DIAL Holding Company, Inc.; Director of Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, Inc.; Chairman and Director of Delaware International
                                                  Advisers Ltd.; Chief Executive Officer of Delaware General Management, Inc.
                                                  and Vantage Investment Advisers (a series of Delaware Management Business
                                                  Trust); President and Chief Executive Officer of Delaware Lincoln Cash
                                                  Management and Delaware Lincoln Investment Advisers (each a series of Delaware
                                                  Management Business Trust); Chairman of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust); President and Director of Delaware Management Company, Inc.;
                                                  President/Chief Executive Officer and Director of Delaware Capital Management,
                                                  Inc.; Chairman/President/Chief Executive Officer and Director of Delaware
                                                  Service Company, Inc.; President/Chief Operating Officer/Chief Financial
                                                  Officer and Director of Delaware International Holdings Ltd.; President, Chief
                                                  Operating Officer and Director of Delaware General Management, Inc.; Chairman
                                                  and Director of Delaware Management Trust Company and Retirement Financial
                                                  Services, Inc.; Executive Vice President/ Chief Operating Officer/Chief
                                                  Financial Officer of Delaware Management Holdings, Inc., Founders CBO
                                                  Corporation and Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Adviser and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Delaware Distributors, L.P.; Executive Vice
                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of DMH Corp., Founders Holdings, Inc., Delaware Investments U.S., Inc., DIAL
                                                  Holding Company, Inc., Delaware Management Business Trust and Lincoln National
                                                  Investment Companies, Inc.; Director of Delaware International Advisers Ltd.;
                                                  Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash
                                                  Management (a series of Delaware Management Business Trust); President/Chief
                                                  Executive Officer/Chief Financial Officer and Trustee/Director of each fund in the Delaware Investments family; President and Director of Lincoln National
                                                  Income Fund, Inc. and Lincoln National Convertible Securities Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust); and Retirement Financial Services, Inc.; Director of Delaware
                                                  International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
William E. Dodge                                  Executive Vice President/Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President of Delaware Management Business Trust, and Delaware
                                                  Capital Management, Inc.; President/Chief Investment Officer, Equity of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  President of Vantage Investment Advisers (a series of Delaware Management
                                                  Business Trust); Executive Vice President/ Chief Investment Officer, Equity of
                                                  each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (2)                              Executive Vice President/Head of Fixed-Income of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and Lincoln National Investment
                                                  Companies, Inc.; Executive Vice President of Delaware Management Business
                                                  Trust, Delaware Management Holdings, Inc., Delaware Capital Management, Inc.
                                                  and Delaware Lincoln Cash Management (a series of Delaware Management Business
                                                  Trust); Executive Vice President/Head of Fixed-Income of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President/General Counsel of Founders CBO Corporation;
                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd.; Founders Holdings, Inc.; Executive Vice
                                                  President/General Counsel/Chief Administrative Officer and Director/Trustee of
                                                  Delaware Investments U.S., Inc. and DIAL Holding Company, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Management Trust Company, Delaware General
                                                  Management, Inc.; President/Chief Executive Officer and Director of Delaware
                                                  Distributors, Inc.; President/Chief Executive Officer of Delaware
                                                  Distributors, L.P.; Director of Delaware International Advisers Ltd. and
                                                  HYPPCO Finance Company Ltd.; Executive Vice President/General Counsel of each fund in the Delaware Investments family

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
------------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer, Growth Investing of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust, Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Operations of
                                                  Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                                  Distributors and Delaware Distributors, L.P.; Senior Vice President/Operations
                                                  and Director of Delaware Management Trust Company
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Delaware Distributors L.P. and Founders
                                                  Holdings, Inc.; Senior Vice President/Treasurer/ Investment Accounting of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings, Inc.; Senior Vice President/Assistant Treasurer of
                                                  Founders CBO Corporation; Senior Vice President/Treasurer of each fund in the
                                                  Delaware Investments family; Treasurer of Lincoln National Investment Company,
                                                  Inc. and Lincoln National Convertible Securities Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers and Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                  Corp., Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware
                                                  Management Company, Inc., Delaware Management Business Trust, Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P.,
                                                  Delaware General Management, Inc. and Lincoln National Investment Companies,
                                                  Inc.; Senior Vice President/Compliance Director/Assistant Secretary of
                                                  Delaware Management Trust Company; Senior Vice President/Compliance Director
                                                  of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Chief Investment Officer, Value Investing of Delaware
                                                  Management Company, Delaware Investment Advisers and Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Capital
                                                  Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers and
                                                  Vantage Investment Advisers (each a series of Delaware Management Business Trust)
                                                  and Delaware Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ryan K. Brist (3)                                 Vice President/Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Donald M. Cobin (4)                               Vice President/Director of Research of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Director of Research, Fundamental of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and for each fund in the Delaware Investments family; Managing Director of Vantage Investment
                                                  Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Capital Management, Inc. and of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management
                                                  Company and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust); Director of Delaware International Advisers Ltd.; Senior Vice
                                                  President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
James Paul Dokas                                  Senior Vice President/Director of Research, Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family; Managing Director of Vantage Investment Advisers
                                                  (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management
                                                  Company and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Capital Management, Inc. and of each fund in the
                                                  Delaware Investments family; Trustee of Delaware Management Business Trust
------------------------------------------------------------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller/Treasurer of Delaware Management
                                                  Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Delaware International Holdings Ltd., Delaware Investments U.S., Inc., DIAL
                                                  Holding Company, Inc., Founders Holdings, Inc., Delaware Management Business
                                                  Trust, Delaware General Management, Inc. and Lincoln National Investment
                                                  Companies, Inc.; Executive Vice President/Chief Financial Officer/Treasurer
                                                  and Director of Delaware Management Trust Company; Executive Vice
                                                  President/Chief Financial Officer of Retirement Financial Services, Inc.;
                                                  Senior Vice President/Assistant Treasurer of Founders CBO Corporation; Senior
                                                  Vice President/Corporate Controller of Delaware Investment Advisers (a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware
                                                  Management Company, Inc., Delaware Management Business Trust, Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware Distributors,
                                                  Inc., Delaware Distributors, L.P., Delaware General Management, Inc., Lincoln
                                                  National Investment Companies, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/Secretary/Deputy General Counsel of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust),  Delaware Management Holdings,
                                                  Inc., DMH Corp., Delaware Investments U.S., Inc., DIAL Holding Company, Inc.,
                                                  Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Founders Holdings, Inc., Delaware General
                                                  Management, Inc., Lincoln National Investment Companies, Inc. and of each fund in the Delaware Investments family Senior Vice President/Secretary/General
                                                  Counsel of Delaware Distributors, Inc., Delaware Distributors, L.P., Senior
                                                  Vice President/Deputy General Counsel/Assistant Secretary, Delaware
                                                  International Holdings Ltd., and Secretary of Founders CBO Corporation

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
------------------------------------------------------------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.
                                                  and of each fund in the Delaware Investments family, Assistant Treasurer of
                                                  Lincoln National Investment Company, Inc. and Lincoln National Convertible
                                                  Securities Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  and Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc., Delaware Capital Management Company,
                                                  Inc., Retirement Financial Services, Inc., and Delaware Distributors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Peter C. Andersen (5)                             Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company and  Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Joseph Baxter                                     Vice President/Senior Municipal Bond Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor (6)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management and Delaware Lincoln Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Business Trust, Delaware
                                                  Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., DIAL
                                                  Holding Company, Inc., Delaware Management Company, Inc., Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Delaware Management Trust
                                                  Company, Delaware Distributors, Inc., Delaware Distributors, L.P., Retirement
                                                  Financial Services, Inc., Lincoln National Investment Companies, Inc. and of
                                                  each fund in the Delaware Investments family, Secretary of Lincoln National
                                                  Income Fund, Inc. and Lincoln National Convertible Securities Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investment family
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Management
                                                  Company, Inc., Delaware Management Business Trust, Delaware Service Company,
                                                  Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, Inc., Delaware Distributors, L.P., Founders Holdings,
                                                  Inc., Founders CBO Corporation; Delaware General Management, Inc., Lincoln
                                                  National Investment Companies, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and of
                                                  each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers  (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Andrea Giles                                      Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Francis J. Houghton, Jr. (7)                      Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust); Delaware General Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
John B. Jares (8)                                 Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Investments U.S., Inc., DIAL Holding
                                                  Company, Inc., Delaware Management Company, Inc., Delaware Management Trust
                                                  Company, Delaware Management Business Trust, Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Holdings, Inc., DMH Corp. and Lincoln
                                                  National Investment Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Michael E. Leverone (9)                           Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Michael Morris                                    Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Patrick J. O'Brien (10)                           Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Assistant Secretary/Associate General Counsel of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Delaware Investments U.S., Inc., DIAL Holding
                                                  Company, Inc., Delaware Service Company, Inc.; Delaware Capital Management,
                                                  Inc., Retirement Financial Services, Inc., Delaware Distributors, L.P., DMH
                                                  Corp., Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Lincoln National Investment Companies, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Tim Rabe (11)                                     Vice President/High-Yield Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Richard Salus                                     Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Investments U.S., Inc., DIAL Holding
                                                  Company, Inc., Delaware Management Company, Inc., Delaware Management Trust
                                                  Company, Delaware Management Business Trust, Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                                                  International Holdings Ltd., Delaware General Management, Inc., Delaware
                                                  Management Holdings, Inc., DMH Corp. and Lincoln National Investment
                                                  Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Schwartz (12)                           Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Brenda Sprigman                                   Vice President/Business Manager Fixed Income of Delaware Management
                                                  Company, Delaware Lincoln Investment Advisers and Delaware Investment Advisers
                                                  (each a series of Delaware Management Business Trust) and of each fund in the
                                                  Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Stevens(13)                            Vice President/Senior High Grade Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment
                                                  Advisers, (each a series of Delaware Management Business Trust), Delaware
                                                  Service Company, Inc., Delaware Distributors, L.P. and Delaware Distributors,
                                                  Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Ward W. Tatge (14)                                Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers, (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and of
                                                  each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
James J. Wright (15)                              Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------

*Business Address is One Commerce Square, Philadelphia, PA 19103.

--------------------------------------------------------------------------------
(1) PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.
(2) SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
(3) SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.
(4) ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.
(5) PORTFOLIO MANAGER Conseco Capital Management, Indianapolis, IN, December 1997-July 2000.
(6) ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.
(7) PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.
(8) VICE PRESIDENT/PORTFOLIO MANAGER, Berger Funds, LLC, Denver, CO, 1997-February 2000.
(9)  VICE PRESIDENT, State Street Bank, Boston, MA, August 1996-February 2000.
(10) ANALYST, Schneider Capital Management, Wayne, PA, January 1997-January 1999. SENIOR ANALYST, Prudential Insurance Company, Newark, NJ, February 1999-May 2000.
(11) PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July 2000.
(12) VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.
(13)
(14) HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management, Indianapolis, IN 1999 to 2000.
(15) MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.
--------------------------------------------------------------------------------


Item 27. Principal Underwriters.

         (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b) Information with respect to each officer or partner of principal underwriter:

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate
                                              Controller                                   Controller
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
------------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Investor        None
                                              Services
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                           Senior Vice President/General                Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
------------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
------------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
------------------------------------------------------------------------------------------------------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities     None
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager,              None
                                              Fixed-Income & International
------------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                  Vice President/Assistant Controller          None
------------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                 Vice President/Associate General             None
                                              Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Robinder Pal                                  Vice President/Retail e-Business             None
------------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
------------------------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
------------------------------------------------------------------------------------------------------------------------------------
James R. Van Deventer                         Vice President/Defined Contribution Sales-   None
                                              South
------------------------------------------------------------------------------------------------------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
------------------------------------------------------------------------------------------------------------------------------------

* Business address of each is One Commerce Square, Philadelphia, PA 19103.

         (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary distributor for all the mutual funds in the Delaware Investments family.

         (b)(2) Information with respect to each officer or partner of LFD:

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with LFD               Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Westley V. Thompson**                         Chief Executive Officer                      None
------------------------------------------------------------------------------------------------------------------------------------
Stephen W. Long**                             Independent Planners & Insurance Head        None
                                              (interim)
------------------------------------------------------------------------------------------------------------------------------------
Stanley E. Brallier*                          Corporate Specialty Markets Head             None
------------------------------------------------------------------------------------------------------------------------------------
Phillip Holstein**                            Bank Channel Head                            None
------------------------------------------------------------------------------------------------------------------------------------
David M. Kittredge**                          Vice President/Center For Excellence         None
------------------------------------------------------------------------------------------------------------------------------------
William Lamoin**                              Chief Information Officer                    None
------------------------------------------------------------------------------------------------------------------------------------
Karen R. Matheson**                           Chief Financial Officer                      None
------------------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer**                         Chief Compliance Officer                     None
------------------------------------------------------------------------------------------------------------------------------------
Gregory W. Zabel*                             MGA Channel Head                             None
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 * 350 Church Street, Hartford, CT 06103-1106.
** 2001 Market Street, 4th Floor, Philadelphia, PA 19103.
--------------------------------------------------------------------------------

Item 28. Location of Accounts and Records.

         All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 29. Management Services. None.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 26th day of September, 2001.

                                                DELAWARE GROUP INCOME FUNDS


                                                By /s/  Charles E. Haldeman, Jr.
                                                   -----------------------------
                                                   Charles E. Haldeman, Jr.
                                                   Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                                           Title                                         Date
------------------------------                --------------------------------------                -----------------
/s/ David K. Downes                           President/Chief Executive Officer/                    September 26, 2001
------------------------------                Chief Financial Officer (Principal
David K. Downes                               Executive Officer/Principal Accounting
                                              Officer) and Trustee

/s/ Charles E. Haldeman, Jr.                  Chairman and Trustee                                  September 26, 2001
------------------------------
Charles E. Haldeman, Jr.

/s/ Walter P. Babich         *                Trustee                                               September 26, 2001
------------------------------
Walter P. Babich

/s/ John H. Durham           *                Trustee                                               September 26, 2001
------------------------------
John H. Durham

/s/ John A. Fry              *                Trustee                                               September 26, 2001
------------------------------
John A. Fry

/s/ Anthony D. Knerr         *                Trustee                                               September 26, 2001
------------------------------
Anthony D. Knerr

/s/ Ann R. Leven             *                Trustee                                               September 26, 2001
------------------------------
Ann R. Leven

/s/ Thomas F. Madison        *                Trustee                                               September 26, 2001
------------------------------
Thomas F. Madison

/s/ Janet L. Yeomans         *                Trustee                                               September 26, 2001
------------------------------
Janet L. Yeomans


                        *By: /s/ Charles E. Haldeman, Jr.
                            -----------------------------
                            Charles E. Haldeman, Jr.
                             as Attorney-in-Fact for
                          each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549






                                    Exhibits

                                       to

                                    Form N-1A






             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.       Exhibit
-----------       -------

EX-99.D1 Executed Investment Management Agreement (September 29, 1999) between Delaware Management Company and the Registrant attached as Exhibit

EX-99.E1 Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the Registrant

EX-99.E2          Financial Intermediary Distribution Agreement (January 1,
                  2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc.

EX-99.H1 Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant

EX-99.J           Consent and Report of Auditors

EX-99.M1          Plan under Rule 12b-1 for Class A (April 19, 2001)

EX-99.M2          Plan under Rule 12b-1 for Class B (April 19, 2001)

EX-99.M3          Plan under Rule 12b-1 for Class C (April 19, 2001)

EX-99.N           Plan under Rule 18f-3 (November 16, 2000)

EX-99.P1 Codes of Ethics for the Registrant, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.

EX-99.P2          Code of Ethics for Lincoln Financial Distributors, Inc.

EX-99.Q           Trustees' Power of Attorney